                         ENTERPRISE ACCUMULATION TRUST

                           MULTI-CAP GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

FRED ALGER MANAGEMENT, INC.
NEW YORK, NEW YORK

Investment Management

     Fred Alger Management, Inc. ("Alger"), which has approximately $18.4 billion in assets under management, became the subadviser to the Portfolio on July 15, 1999. Alger's normal investment minimum is $5 million.

Investment Objective

     The objective of the Enterprise Multi-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

     The Multi-Cap Growth Portfolio invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.

2000 Performance Review

     The stock market experienced an extremely volatile and largely negative year in 2000. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Against a background of higher commodity prices and unrelenting economic expansion, the Federal Reserve (the "Fed") raised rates 0.25 percent on February 2nd.

     February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market. While the media was shining a spotlight on "new economy" stocks during February, March rolled around and the market quickly changed its pace, with the Dow advancing while the Nasdaq was retreating. The Fed also bumped interest rates by another 0.25 percent on March 21st, adding to interest rate fears.

     Alarmingly, on April 4th, the Nasdaq fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the Nasdaq continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3227. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The Nasdaq's plummet began anew during May, before finally bottoming at 3043 on May 24th.

     Despite the Fed's 0.50 percent rate hike in May, most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the Nasdaq returned in excess of 33 percent, before retreating somewhat at the end of June. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Unfortunately, the market could not maintain its traction during July. Both the Nasdaq and the Dow traded within a relatively tight range throughout the month, with the Nasdaq being more volatile and under-performing the Dow.

     During August, many growth stocks recovered dramatically. Encouraged by a variety of economic data indicating that the economy was indeed slowing, investors' appetites for equities were reinvigorated. Unfortunately, the market's rally was not sustainable. As the calendar shifted into September, most equities began to sell off. Fearing the potential economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most market indices drifted downward and value stocks outperformed growth stocks.

     The month of November brought no relief to the besieged markets. A series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy has slowed dramatically. Furthermore, throughout most of November, the price of oil continued to rise and the euro continued to drop. However, clearly the most significant event during November was the remarkable November 7th election and its undetermined outcome. Predictably, the market responded poorly to the unprecedented political turmoil. Most market indices continued to drop steadily throughout November, with growth stocks taking a severe beating.

     The month of December began with some promise for equity markets. As the election drama neared a conclusion, the price of crude oil plunged dramatically and the euro recovered some of its losses. Throughout the first part of the month growth stocks rallied, with the Nasdaq appreciating more than 10 percent on December 5th alone. Once again, however, the optimism was short-lived, and the rally stalled by mid-month. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many equity indices reached new lows. The year ended with nary a recovery, leaving investors with a sour taste in their mouths.

     The year 2000 was not an especially good year for investors in the Enterprise Multi-Cap Growth Portfolio. The Portfolio returned -30.59 percent, under-performing the S&P 500 Index. Unfortunately, the Portfolio's aggressive style made it extremely susceptible to the weak performance of most segments of the market. Firstly, Alger's growth stock philosophy impaired returns during a period in which value strongly outperformed growth. Secondly, the Portfolio maintained a large-cap bias throughout the year, consistently maintaining a weighted average market capitalization above $75 billion, in a period where some small and mid-cap counterparts fared better. Finally, the Portfolio was heavily weighted in technology companies throughout the year. In sum, the Portfolio's growth- stock bias, large-cap bias and technology bias all served as a detriment to the performance of the Enterprise Multi-Cap Growth Portfolio in 2000.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                         LIPPER LARGE-CAP GROWTH
                                               MULTI-CAP GROWTH PORTFOLIO        S&P 500 INDEX*                FUND INDEX*
                                               --------------------------        --------------          -----------------------
7/31/99                                                 $ 10000                      $ 10000                     $ 10000
12/31/99                                                $ 15113.6                    $ 11117.2                   $ 12429
12/31/00                                                $ 10490.3                    $ 10105                     $  9983.09

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index replaces the Lipper Multi-Cap Core Index as the narrow-based comparison to the Portfolio as it more appropriately reflects the narrow based market. During 2000, an investment in the above hypothetical account decreased by $4,623 compared to a decrease of $2,446 and an decrease of $372 in the Lipper Large-Cap Growth Fund Index and the Lipper Multi-Cap Core Fund Index, respectively. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.

Future Investment Strategy

     Despite recent market weakness, Alger is extremely optimistic about the potential that exists for equity markets in the coming year. The economy has already experienced a slight recovery in the value of the Euro, a significant drop in oil prices and a resolution to the Presidential election. Most importantly, however, the January 3rd interest rate cut by the Fed clearly indicates a reversal in its priority of concerns. Alger believes that it is probable that the move will be the first in a series of cuts. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market, and Alger believes that declining interest rates will have the biggest impact on the stock market throughout 2001. Alger continues to be very bullish for 2001 and believes that 13,000 is a reasonable target for the Dow by March 31 and that the Nasdaq is likely to top the 4,000 level again by the end of the coming year.

     While technology stocks continue to be an integral part of the Portfolio, their allocation within the Portfolio has been reduced somewhat. Clearly, the Portfolio is now far more diversified than it has been in recent months. Alger's reliance on comprehensive, in-house fundamental research will help ensure the Portfolio remains stocked with the most appealing growth investments, both inside and outside of the technology sector.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Portfolio.

                         ENTERPRISE ACCUMULATION TRUST
                           MULTI-CAP GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                    NUMBER OF SHARES OR
STOCKS -- 83.50%                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 1.13%
  General Dynamics Corporation              12,800       $    998,400
  United Technologies Corporation            5,750            452,094
                                                         ------------
                                                            1,450,494
BANKING -- 2.24%
  Bank of New York Company Inc.             31,500          1,738,406
  Northern Trust Corporation                14,000          1,141,875
                                                         ------------
                                                            2,880,281
BIOTECHNOLOGY -- 8.19%
  Affymetrix Inc. (a)                       15,500          1,153,781
  Amgen Inc. (a)                            73,900          4,724,981
  Celgene Corporation (a)                   26,500            861,250
  Genentech Inc. (a)                        17,000          1,385,500
  Genzyme Corporation                        7,000            629,563
  Immunex Corporation                       43,900          1,783,437
                                                         ------------
                                                           10,538,512
BROADCASTING -- 0.61%
  AT&T Corporation -- Liberty
    Media Group Class A (Tracking
    Stock) (a)                              58,200            789,338
BUSINESS SERVICES -- 1.75%
  Ariba Inc. (a)                            42,100          2,257,612
CABLE -- 1.79%
  Comcast Corporation                       55,200          2,304,600
COMPUTER HARDWARE -- 5.44%
  Cisco Systems Inc. (a)                    94,700          3,622,275
  Dell Computer Corporation (a)             57,300            999,169
  EMC Corporation (a)                       35,700          2,374,050
                                                         ------------
                                                            6,995,494
COMPUTER SERVICES -- 4.44%
  America Online Inc. (a)                   72,500          2,523,000
  Sun Microsystems Inc. (a)                114,600          3,194,475
                                                         ------------
                                                            5,717,475
COMPUTER SOFTWARE -- 7.40%
  Commerce One Inc. (a)                     26,600            673,313
  i2 Technologies Inc. (a)                  44,660          2,428,387
  Microsoft Corporation (a)                 37,250          1,615,719
  Openwave Systems Inc.                     47,200          2,262,650
  Oracle Corporation (a)                    87,600          2,545,875
                                                         ------------
                                                            9,525,944
ELECTRICAL EQUIPMENT -- 3.02%
  General Electric Company                  81,200          3,892,525
ELECTRONICS -- 2.70%
  Sanmina Corporation (a)                   10,950            839,044
  Solectron Corporation (a)                 77,900          2,640,810
                                                         ------------
                                                            3,479,854
ENERGY -- 1.48%
  Calpine Corporation (a)                   25,100          1,131,069
  Duke Energy Corporation                    9,000            767,250
                                                         ------------
                                                            1,898,319
FINANCE -- 2.68%
  Merrill Lynch & Company Inc.              11,250            767,109
  Morgan Stanley Dean Witter &
    Company                                 17,800          1,410,650
  State Street Corporation                   5,000            621,050
  Stilwell Financial Inc.                   16,500            650,719
                                                         ------------
                                                            3,449,528

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
FOOD, BEVERAGES &
  TOBACCO -- 1.11%
  Philip Morris Companies Inc.              32,550       $  1,432,200
INSURANCE -- 2.71%
  Marsh & McLennan Companies Inc.           29,750          3,480,750
MEDICAL SERVICES -- 2.22%
  Cardinal Health Inc.                      21,000          2,092,125
  Qiagen                                    22,000            761,062
                                                         ------------
                                                            2,853,187
MISC. FINANCIAL SERVICES -- 5.77%
  Citigroup Inc.                           107,866          5,507,908
  The Charles Schwab Corporation            67,500          1,915,312
                                                         ------------
                                                            7,423,220
MULTI-LINE INSURANCE -- 3.97%
  American International Group
    Inc.                                    51,900          5,115,394
OIL SERVICES -- 1.44%
  BJ Services Company (a)                   13,700            943,588
  Nabors Industries Inc. (a)                15,400            910,910
                                                         ------------
                                                            1,854,498
PHARMACEUTICALS -- 9.10%
  American Home Products
    Corporation                             25,500          1,620,525
  Baxter International Inc.                 34,000          3,002,625
  Eli Lilly & Company                       33,650          3,131,553
  Pfizer Inc.                               86,050          3,958,300
                                                         ------------
                                                           11,713,003
RETAIL -- 9.20%
  eBay Inc. (a)                             71,100          2,346,300
  Home Depot Inc.                           64,500          2,946,843
  Safeway Inc. (a)                          56,800          3,550,000
  Wal-Mart Stores Inc.                      56,400          2,996,250
                                                         ------------
                                                           11,839,393
SEMICONDUCTORS -- 0.84%
  Altera Corporation (a)                    41,200          1,084,075
TELECOMMUNICATIONS -- 4.27%
  Amdocs Ltd. (a)                           24,700          1,636,375
  McLeodUSA Inc. (a)                        17,400            245,775
  QUALCOMM Inc. (a)                         44,000          3,616,250
                                                         ------------
                                                            5,498,400
                                                         ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $123,383,678)                            107,474,096
---------------------------------------------------------------------
FOREIGN STOCKS -- 6.60%
---------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.14%
  Research In Motion Ltd. (a)               18,400          1,472,000
MANUFACTURING -- 1.08%
  Tyco International Ltd.                   25,100          1,393,050
TELECOMMUNICATIONS -- 1.50%
  Nortel Networks Corporation               60,000          1,923,750
WIRELESS COMMUNICATIONS -- 2.88%
  Nokia Corporation (Class A)
    (ADR)                                   85,200          3,706,200
                                                         ------------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $10,028,668)                               8,495,000
---------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                   MULTI-CAP GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
COMMERCIAL PAPER -- 6.97%
---------------------------------------------------------------------
  Montauk Funding Corporation
    6.60% due 01/12/01                 $ 3,000,000       $  2,993,950
  Salomon Smith Barney Holdings
    Inc.
    6.59% due 01/04/01                   3,000,000          2,998,352
  Vodafone Airtouch
    6.20% due 01/24/01                   3,000,000          2,988,117
                                                         ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $8,980,419)                                8,980,419
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.04%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $2,623,748
    Collateral: U.S. Treasury
    Note $2,635,000, 6.25% due
    10/31/01, Value $2,702,810           2,622,000          2,622,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,622,000)                                2,622,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $145,014,765)                           $127,571,515
OTHER ASSETS LESS LIABILITIES -- 0.89%                      1,142,590
                                                         ------------
NET ASSETS -- 100%                                       $128,714,105
=====================================================================

(a) Non-income producing security.
(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

WILLIAM D. WITTER, INC.
NEW YORK, NEW YORK

Investment Management

     William D. Witter, Inc. ("Witter"), which has approximately $1.6 billion in assets under management, became subadviser to the Portfolio on December 1, 1998. Witter's normal investment minimum is $1 million.

Investment Objective

     The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The Small Company Growth Portfolio invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Portfolio, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

2000 Performance Review

     The Portfolio's total return for 2000 was 1.90 percent which compared with -3.03 percent for the Russell 2000 Index ("Russell 2000") and -9.11 percent for the Standard & Poor's 500 Index ("S&P 500"). Several macro factors affected the investment environment. One element was the very high valuation levels placed on technology issues, in particular, during the prior year. A second factor was the rapid decline in the economy's growth from an 8.3 percent rate in the fourth quarter of 1999, to a 2.2 percent rate in the fourth quarter of 2000. Some of this change was related to the management of inventories but the major factor was the Fed's increase in the Federal Funds rate to 6.50 percent. While high quality borrowers had access to funds at reasonable rates, the more marginal borrowers did not. Venture capital financing for small start-up companies began to become less available. The rise in the cost of energy and the reduced European demand for U.S. goods due to the decline in the euro currency also affected investor confidence.

     During the first quarter, investors' focus on technology and biotech issues continued. Witter reduced some of the holdings as they reached valuation levels where the price/earnings ratio exceeded the earnings growth rate. Aurora Biosciences, AstroPower, Exchange Applications, Cymer Inc., Nanometrics, MapInfo and PRI Automation, were in this category.

     Some software companies including Kronos, Inc. announced in March that a "Y2K hangover" was causing a slowdown in information technology purchases. This development contributed to a sharp decline in the Nasdaq (down over 40 percent between March 24th and May 26th). In the latter part of the second quarter, lower prices allowed Witter to add to holdings that had previously been reduced.

     Third quarter results were positively affected by Impath Inc., which provides detailed diagnoses/prognoses of cancer tissue cells. The stock appreciated 75 percent during September. The fourth quarter was impacted by more reports of the economy slowing, rising energy prices, and an extremely close national election. The Portfolio declined and, with the exception of MapInfo, the technology issues performed poorly in response to pre-announcements of lower than expected fourth quarter earnings by both large and small participants in this sector.

     In general, during the year the Portfolio was negatively affected by economic developments and by a change in investors' confidence. The Portfolio benefited from maintaining substantial positions in a number of companies that were achieving well-above average revenues and earnings gains.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                  SMALL COMPANY GROWTH                                   LIPPER SMALL-CAP GROWTH
                                                        PORTFOLIO              RUSSELL 2000 INDEX*             FUND INDEX*
                                                  --------------------         -------------------       -----------------------
11/30/98                                                $ 10000                     $ 10000                     $ 10000
12/31/98                                                $ 10920                     $ 10619                     $ 11003
12/31/99                                                $ 17000                     $ 12877                     $ 17732
12/31/00                                                $ 17323                     $ 12486                     $ 16269

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Witter believes the economy will respond to additional rate reductions by the Fed and by the proposed fiscal policies of the new Administration. With that background, Witter believes that equities, in general, are reasonably valued. A number of small growth companies continue to have attractive price-to-earnings ("P/E") ratio to growth-rate relationships. Therefore, Witter plans to keep the Portfolio fully invested.

     While subject to cyclical influences, Witter believes technology continues to be the best creator of growth. Within the sector, Witter will continue to look for companies such as Cabot Microelectronics Corporation. Demand for the company's slurries will grow regardless of macro conditions, as high performance semi-conductors become a larger part of the total market for "chips." Witter anticipates software developers, such as those specializing in education like Plato Learning, Inc., to have strong growth opportunities.

     Witter plans to emphasize medical devices and testing services. The Portfolio owns successful holdings such as Varian Medical Systems, Inc., Impath, Inc., and Cytyc Corporation. Witter is interested in adding similar companies to the Portfolio.

     Although Witter recently reduced the position in Key Production in anticipation of lower natural gas spot prices within two to three months, the need for developing more oil/gas properties is urgent. Consequently, Witter expects demand for energy services companies such as Smith International to expand at a 20 to 25 percent annual rate for the next three to four years. The Portfolio has taken an initial position in this company.

     Witter believes beneficiaries of improved conditions of cyclical growth, such as specialized transportation companies, should also do well in 2001. Witter shall continue to look for investments in this sector.

     There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

         DOMESTIC COMMON            NUMBER OF SHARES OR
         STOCKS -- 88.91%            PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 4.25%
  AAR Corporation                           64,900        $   819,362
  Northrop Grumman Corporation              32,188          2,671,604
                                                          -----------
                                                            3,490,966
AIRLINES -- 5.08%
  Frontier Airlines Inc. (a)                50,000          1,546,875
  Skywest Inc.                              91,200          2,622,000
                                                          -----------
                                                            4,168,875
BUSINESS SERVICES -- 7.44%
  Charles River Associates Inc.
    (a)                                    115,500          1,191,094
  Labor Ready Inc. (a)                      30,750            101,859
  Maximus Inc. (a)                          60,400          2,110,225
  On Assignment Inc. (a)                    94,700          2,698,950
                                                          -----------
                                                            6,102,128
COMPUTER HARDWARE -- 0.88%
  Overland Data Inc. (a)                    91,200            723,900
COMPUTER SERVICES -- 7.73%
  Integral Systems Inc. (a)                 84,600          1,184,400
  MapInfo Corporation (a)                  109,150          5,157,337
                                                          -----------
                                                            6,341,737
COMPUTER SOFTWARE -- 5.43%
  Excelon Corporation (a)                  179,200            268,800
  Exchange Applications Software
    (a)                                    234,700            286,040
  IntraNet Solutions Inc. (a)               42,700          2,177,700
  Plato Learning Inc. (a)                  114,300          1,721,644
                                                          -----------
                                                            4,454,184
CONSUMER SERVICES -- 0.52%
  Catalytica Energy Systems Inc.
    (a)                                     24,991            431,094
ELECTRICAL EQUIPMENT -- 7.51 %
  C & D Technologies                        60,900          2,630,119
  Electro Scientific Industries
    Inc. (a)                                46,200          1,293,600
  Signal Technology Corporation
    (a)                                     54,000            540,000
  Woodhead Industries                       86,600          1,699,525
                                                          -----------
                                                            6,163,244
ELECTRONICS -- 7.64%
  Applied Science & Technology
    Inc. (a)                                44,800            537,600
  Cabot Microelectronics
    Corporation (a)                         51,000          2,648,812
  Cymer Inc. (a)                            56,800          1,461,712
  Nanometrics Inc. (a)                      23,200            320,450
  Veeco Instruments Inc. (a)                32,500          1,304,063
                                                          -----------
                                                            6,272,637
FOOD, BEVERAGES & TOBACCO -- 1.79%
  Delta & Pine Land Company                 70,000          1,465,625
MANUFACTURING -- 5.96%
  AstroPower Inc. (a)                       66,040          2,072,005
  Flow International Corporation
    (a)                                     89,300            982,300
  Genus Inc. (a)                            84,600            134,831
  Meade Instruments Corporation
    (a)                                     70,200            460,688
  Mueller Industries Inc. (a)               34,640            928,785
  PRI Automation Inc. (a)                   16,700            313,125
                                                          -----------
                                                            4,891,734
MEDICAL INSTRUMENTS -- 11.57%
  Advanced Neuromodulation Systems
    (a)                                     58,500          1,191,938
  Candela Corporation (a)                  272,050          1,428,262
  Cytyc Corporation (a)                     41,700          2,608,856
  STAAR Surgical Company (a)                62,800            788,925
  Varian Medical Systems Inc. (a)           51,200          3,478,400
                                                          -----------
                                                            9,496,381

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
MEDICAL SERVICES -- 5.45%
  Impath Inc. (a)                           67,200        $ 4,468,800
OIL SERVICES -- 4.88%
  Devon Energy Corporation                  32,000          1,951,040
  Key Production Inc. (a)                   61,200          2,054,025
                                                          -----------
                                                            4,005,065
RETAIL -- 0.73%
  Angelica Corporation                      63,700            597,188
SECURITY & INVESTIGATION SERVICES -- 0.83%
  Barringer Technologies Inc. (a)           91,400            679,788
TECHNOLOGY -- 3.86%
  Aurora Bioscience Corporation
    (a)                                     59,400          1,867,388
  Trikon Technologies Inc. (a)             130,000          1,300,000
                                                          -----------
                                                            3,167,388
TELECOMMUNICATIONS -- 2.25%
  AVT Corporation (a)                      106,100            527,184
  Globecomm Systems Inc. (a)               178,400          1,315,700
                                                          -----------
                                                            1,842,884
TRANSPORTATION -- 3.20%
  Atlas Air Inc. (a)                        80,540          2,627,618
TRAVEL/ENTERTAINMENT/LEISURE -- 1.91%
  Polaris Industries Inc.                   39,400          1,566,150
                                                          -----------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $73,628,316)                              72,957,386
---------------------------------------------------------------------
FOREIGN STOCKS -- 2.72%
---------------------------------------------------------------------
TRANSPORTATION -- 2.72%
  Ryanair Holdings (ADR) (a)                40,170          2,236,967
                                                          -----------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $1,398,380)                                2,236,967
---------------------------------------------------------------------
U.S. TREASURY BILLS -- 2.72%
---------------------------------------------------------------------
  4.25% due 01/04/01                    $2,230,000          2,229,210
                                                          -----------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $2,229,210)                                2,229,210
---------------------------------------------------------------------
COMMERCIAL PAPER -- 6.65%
---------------------------------------------------------------------
Nestle Capital Corporation 6.35%
  due 01/02/01                           3,468,000          3,467,388
Verizon Global Funding 6.60% due
  01/03/01                               1,990,000          1,989,270
                                                          -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $5,456,658)                                5,456,658
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $82,712,564)                             $82,880,221
OTHER ASSETS LESS LIABILITIES -- (1.00)%                     (819,380)
                                                          -----------
NET ASSETS -- 100%                                        $82,060,841
=====================================================================

(a) Non-income producing security.
(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO

                             SUBADVISER'S COMMENTS

GABELLI ASSET MANAGEMENT COMPANY
RYE, NEW YORK

Investment Management

     Gabelli Asset Management Company ("Gabelli"), which manages approximately $22.6 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Portfolio on June 1, 1996.

Investment Objective

     The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation.

Investment Strategies

     The Small Company Value Portfolio invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less that the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

2000 Performance Review

     For 2000, the Enterprise Small Company Value Portfolio rose 2.52 percent versus -3.03 percent for the Russell 2000.

     The decline in the benchmark index is symptomatic of the volatile environment in 2000. Earlier in the year, rapidly rising oil prices took $50 billion out of consumers' pockets worldwide. Then, in the second quarter, the reversal of the "wealth effect" -- declining equities portfolios -- further eroded consumer confidence and spending. Finally, the U.S. Presidential election caused even more uncertainty for consumers. U.S. Gross Domestic Product ("GDP") growth was cut in half in one quarter. In the final quarter, a number of companies began warning that fourth quarter results would fall short of estimates, and the market reacted on the downside.

     Top performers in the Portfolio included several takeovers. Ingersoll Rand acquired Hussmann International, Danaher Corporation acquired Kollmorgen, Unicredito Italia bought Pioneer Group, and Gannett acquired Central Newspapers. Other deals in the Portfolio included Wynn's International, Bush Boake Allen, Chris-Craft Industries, Inc., BHC Communications, Inc., Celestial Seasonings, and General Cigar.

     Most of the media and telecommunications holdings in the Portfolio were among the worst performers for the year. These included Granite Broadcasting Corporation, United GlobalCom, Inc., ValueVision International, Inc., Leap Wireless International, Inc., and AT&T Corporation-Liberty Media Group.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                   SMALL COMPANY VALUE                                   LIPPER SMALL-CAP VALUE
                                                        PORTFOLIO              RUSSELL 2000 INDEX*             FUND INDEX*
                                                   -------------------         -------------------       ----------------------
12/31/90                                                $ 10000                     $ 10000                     $ 10000
12/31/91                                                $ 14812                     $ 14605                     $ 13889
12/31/92                                                $ 17996                     $ 17295                     $ 16346
12/31/93                                                $ 21507                     $ 20564                     $ 18974
12/31/94                                                $ 21511                     $ 20189                     $ 18840
12/31/95                                                $ 24152                     $ 25931                     $ 22872
12/31/96                                                $ 26860                     $ 30208                     $ 27497
12/31/97                                                $ 38765                     $ 36964                     $ 35419
12/31/98                                                $ 42491                     $ 36019                     $ 33042
12/31/99                                                $ 52699                     $ 43677                     $ 33666
12/31/00                                                $ 54024                     $ 42353                     $ 39087

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Value fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Gabelli's longer-term forecast is for a broad-based market recovery. Oil prices have stabilized and will likely trend lower in 2001 as increased production comes to market. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President-elect George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, Gabelli thinks some tax relief is on the horizon. The Fed, acknowledging that the risk of recession now outweighs that of inflation, recently reduced interest rates by 0.50 percent. Gabelli believes S&P 500 earnings growth will be a respectable 8 percent in 2001 and Russell 2000, or small cap stocks, will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward.

     New full disclosure regulations should compel Wall Street to focus more on fundamentals. Investors concentrating on fundamentals should receive more support from Wall Street going forward. Gabelli believes its value-oriented, research-driven approach will benefit from this focus on fundamentals.

     There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Portfolio.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

         DOMESTIC COMMON           NUMBER OF SHARES OR
        STOCKS -- 97.50%            PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 1.03%
  Ackerley Group Inc.                     350,000        $  3,150,000
  BOWLIN Outdoor Advertising &
    Travel Center Inc. (a)                 70,000             472,500
                                                         ------------
                                                            3,622,500
AEROSPACE -- 8.29%
  AAR Corporation                          60,000             757,500
  Ametek Inc.                             140,000           3,631,250
  Curtiss-Wright Corporation               90,000           4,185,000
  GenCorp Inc.                            290,000           2,791,250
  Kaman Corporation (Class A)             130,000           2,193,750
  Lockheed Martin Corporation              45,000           1,527,750
  Moog Inc. (Class A) (a)                  40,000           1,160,000
  Sequa Corporation (Class A) (a)          70,000           2,546,250
  Sequa Corporation (Class B) (a)          41,000           2,285,750
  SPS Technologies Inc. (a)               147,000           8,057,437
                                                         ------------
                                                           29,135,937
APPAREL & TEXTILES -- 3.78%
  Carlyle Industries Inc. (a)             241,739              60,435
  Hartmarx Corporation (a)                220,000             522,500
  Shaw Industries Inc.                    670,000          12,688,125
                                                         ------------
                                                           13,271,060
AUTOMOTIVE -- 7.78%
  A.O. Smith Corporation                   25,000             426,563
  A.O. Smith Corporation (Class
    A)                                     12,000             195,000
  ArvinMeritor Inc.                        52,000             591,500
  Avis Group Holdings Inc.                 60,000           1,953,750
  Borg Warner Inc.                         80,000           3,200,000
  Clarcor Inc.                            225,000           4,654,687
  Delco Remy International Inc.            10,000              86,250
  Earl Scheib Inc. (a)                    225,000             548,438
  Federal-Mogul Corporation               200,000             462,500
  Lund International Holdings
    Inc. (a)                               23,000              63,250
  Midas Inc.                              135,000           1,611,562
  Modine Manufacturing Company            264,000           5,478,000
  Navistar International
    Corporation (a)                        90,000           2,356,875
  Standard Motor Products Inc.            245,000           1,806,875
  Superior Industries
    International Inc.                    104,000           3,282,500
  Tenneco Automotive Inc.                 200,000             600,000
                                                         ------------
                                                           27,317,750
BANKING -- 0.02%
  Sterling Bancorp                          4,000              87,500
BROADCASTING -- 8.76%
  AT&T Corporation -- Liberty
    Media Group (Class A) (a)             162,000           2,197,125
  BHC Communications Inc. (Class
    A) (a)                                 35,000           4,523,750
  EchoStar Communications
    Corporation (Class A) (a)              50,000           1,137,500
  Fisher Companies Inc.                    31,600           1,738,000
  Gemstar-TV Guide International
    Inc. (a)                               64,000           2,952,000
  Granite Broadcasting
    Corporation (a)                       170,000             170,000
  Gray Communications Systems
    Inc.                                   92,000           1,454,750
  Gray Communications Systems
    Inc. (Class B)                        174,000           2,555,625
  Paxson Communications
    Corporation (a)                       240,000           2,865,000
  United Television Inc.                   73,000           8,468,000
  UnitedGlobalCom Inc. (a)                100,000           1,362,500
  Young Broadcasting Inc. (a)              40,000           1,339,375
                                                         ------------
                                                           30,763,625

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
BUILDING & CONSTRUCTION -- 0.60%
  Core Materials Corporation (a)           60,000        $     45,000
  Huttig Building Products Inc.
    (a)                                    30,444             125,582
  Newport News Shipbuilding Inc.            6,000             312,000
  Salem Communications
    Corporation (a)                       110,000           1,643,125
                                                         ------------
                                                            2,125,707
BUSINESS SERVICES -- 0.33%
  Nashua Corporation (a)                   30,000             133,200
  National Processing Inc. (a)             60,000           1,020,000
                                                         ------------
                                                            1,153,200
CABLE -- 4.28%
  Cablevision Systems Corporation
    (Class A) (a)                         167,000          14,184,562
  Lamson & Sessions Company                80,000             840,000
                                                         ------------
                                                           15,024,562
CHEMICALS -- 2.09%
  Church & Dwight Company Inc.             88,000           1,958,000
  Ferro Corporation                       105,000           2,415,000
  Great Lakes Chemical
    Corporation                            40,000           1,487,500
  Omnova Solutions Inc.                   245,000           1,470,000
                                                         ------------
                                                            7,330,500
COMPUTER HARDWARE -- 0.48%
  Cerion Technologies Inc. (a)
    (d)                                    90,000                   0
  Microtouch Systems Inc.                  80,000           1,671,250
                                                         ------------
                                                            1,671,250
COMPUTER SERVICES -- 0.02%
  Tyler Technologies Inc. (a)              40,000              67,500
COMPUTER SOFTWARE -- 0.01%
  Global Sources Ltd.                       5,500              48,125
CONGLOMERATES -- 0.05%
  Harbor Global Company Ltd.               35,000             175,000
CONSUMER DURABLES -- 0.39%
  Noel Group Liquidating Trust
    Units (a) (d) (f)                     135,000              89,100
  Noel Group Units (a) (d) (f)            135,000                   0
  Oneida Ltd.                              70,000           1,299,375
                                                         ------------
                                                            1,388,475
CONSUMER PRODUCTS -- 0.36%
  Mikasa Inc.                              62,000           1,011,375
  Scotts Company                            7,000             258,563
                                                         ------------
                                                            1,269,938
CONSUMER SERVICES -- 0.16%
  Berlitz International Inc. (a)           68,000             548,250
ELECTRICAL EQUIPMENT -- 2.86%
  Ampco-Pittsburgh Corporation            130,000           1,560,000
  Donaldson Company Inc.                   22,000             611,875
  Oak Technology Inc. (a)                  70,000             608,125
  SL Industries Inc.                       68,000             777,750
  Thomas Industries Inc.                  220,000           5,115,000
  UCAR International Inc. (a)             140,000           1,365,000
                                                         ------------
                                                           10,037,750
ELECTRONICS -- 0.46%
  CTS Corporation                          27,000             983,813
  Energizer Holdings Inc.                  30,000             641,250
                                                         ------------
                                                            1,625,063
ENERGY -- 1.23%
  El Paso Electric Company                120,000           1,584,000
  Kaneb Services Inc. (a)                 180,000           1,057,500
  Niagara Mohawk Holdings Inc.            100,000           1,668,750
                                                         ------------
                                                            4,310,250

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
ENTERTAINMENT & LEISURE -- 2.97%
  Bull Run Corporation (a)                155,000        $    266,406
  Churchill Downs Inc.                     42,000           1,252,125
  Gaylord Entertainment Company
    (a)                                   275,000           5,740,625
  Hearst-Argyle Television Inc.
    (a)                                    30,000             613,125
  Jackpot Enterprises Inc. (a)            250,000           1,250,000
  Sinclair Broadcast Group Inc.
    (a)                                   130,000           1,304,063
                                                         ------------
                                                           10,426,344
FINANCE -- 2.39%
  BKF Capital Group Inc.                   30,000             547,500
  Phoenix Investment Partners
    Ltd.                                  500,000           7,843,750
                                                         ------------
                                                            8,391,250
FOOD, BEVERAGES &
  TOBACCO -- 5.09%
  Flowers Industries Inc.                  95,000           1,496,250
  Ingles Markets Inc. (Class A)           118,000           1,187,375
  Keebler Foods Company                    30,000           1,243,125
  Ralcorp Holdings Inc. (a)               110,000           1,801,250
  Robert Mondavi Corporation
    (Class A) (a)                          22,000           1,190,750
  Sensient Technologies
    Corporation                            53,000           1,205,750
  Tootsie Roll Industries Inc.            100,785           4,642,409
  Whitman Corporation                     311,505           5,100,894
                                                         ------------
                                                           17,867,803
HOTELS & RESTAURANTS -- 2.29%
  Aztar Corporation (a)                   377,000           4,877,438
  Boca Resorts Inc. (a)                   125,000           1,796,875
  Extended Stay America Inc. (a)           15,000             192,750
  Lakes Gaming Inc. (a)                    45,000             421,875
  Park Place Entertainment
    Corporation (a)                        30,000             358,125
  Trump Hotels & Casino Resorts
    Inc. (a)                              210,000             406,875
                                                         ------------
                                                            8,053,938
INSURANCE -- 3.45%
  Argonaut Group Inc.                     110,000           2,310,000
  Danielson Holding Corporation
    (a)                                    60,000             273,750
  Liberty Corporation                     140,000           5,696,250
  Midland Company                         138,000           3,829,500
                                                         ------------
                                                           12,109,500
MACHINERY -- 5.47%
  Baldwin Technology Company Inc.
    (Class A) (a)                         170,000             255,000
  Fairchild Corporation (Class A)
    (a)                                   200,000           1,100,000
  Flowserve Corporation (a)               175,000           3,740,625
  Franklin Electric Company Inc.           18,000           1,233,000
  Idex Corporation                        110,000           3,643,750
  Katy Industries Inc.                    160,000             960,000
  Nortek Inc. (a)                         120,000           2,842,500
  Paxar Corporation (a)                   170,000           1,731,875
  Standex International
    Corporation                            62,000           1,278,750
  Tennant Company                          13,000             624,000
  Watts Industries Inc. (Class A)         130,000           1,803,750
                                                         ------------
                                                           19,213,250

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
MANUFACTURING -- 5.60%
  Aviall Inc. (a)                         125,000        $    632,812
  Barnes Group Inc.                        75,000           1,490,625
  Belden Inc.                              80,000           2,030,000
  BWAY Corporation                         22,000              86,625
  Crane Company                           120,000           3,412,500
  Cuno Inc. (a)                            73,000           1,957,312
  Fedders Corporation (Class A)           380,000           1,591,250
  Fedders USA Inc.                        100,000             462,500
  Graco Inc.                               40,000           1,655,000
  Industrial Distribution Group
    Inc. (a)                               35,000              67,813
  Material Sciences Corporation
    (a)                                   180,000           1,383,750
  Myers Industries Inc.                   100,000           1,450,000
  National Service Industry Inc.            5,000             128,438
  Oil Dri Corporation of America          160,000           1,070,000
  Park Ohio Holdings Corporation
    (a)                                   159,000             775,125
  Rawlings Sporting Goods Company
    Inc. (a)                               90,000             458,437
  Strattec Security Corporation
    (a)                                    33,000           1,023,000
                                                         ------------
                                                           19,675,187
MEDICAL SERVICES -- 0.18%
  CIRCOR International Inc.                65,000             650,000
METALS & MINING -- 0.10%
  Homestake Mining Company                 50,000             209,375
  WHX Corporation (a)                     205,000             153,750
                                                         ------------
                                                              363,125
MISC. FINANCIAL SERVICES -- 0.15%
  Data Broadcasting Corporation
    (a)                                   150,000             525,000
NEUTRACEUTICALS -- 0.19%
  Weider Nutrition International,
    Inc.                                  310,000             658,750
PAPER PRODUCTS -- 0.75%
  Greif Brothers Corporation
    (Class A)                              92,000           2,622,000
PHARMACEUTICALS -- 2.80%
  Agribrands International Inc.
    (a)                                    20,000           1,070,000
  Block Drug Company Inc.                  30,000           1,580,625
  Carter-Wallace Inc.                     205,000           6,841,875
  Twinlab Corporation (a)                 200,000             337,500
                                                         ------------
                                                            9,830,000
PRINTING & PUBLISHING -- 5.92%
  A.H. Belo Corporation (Class A)          85,000           1,360,000
  Lee Enterprises Inc.                     69,000           2,057,062
  McClatchy Company (Class A)             100,000           4,262,500
  Media General Inc. (Class A)            155,000           5,642,000
  Meredith Corporation                     62,000           1,995,625
  Pulitzer Inc.                            75,000           3,513,750
  Thomas Nelson Inc.                       45,000             315,000
  Topps Company Inc. (a)                  180,000           1,653,750
                                                         ------------
                                                           20,799,687
REAL ESTATE -- 1.11%
  Catellus Development
    Corporation (a)                       150,000           2,625,000
  Griffin Land & Nurseries Inc.
    (a)                                   110,000           1,265,000
                                                         ------------
                                                            3,890,000
RETAIL -- 3.46%
  Burlington Coat Factory
    Warehouse Corporation                 130,000           2,461,875
  Lillian Vernon Corporation              330,000           2,310,000
  Neiman Marcus Group (Class B)
    (a)                                   210,000           6,956,250
  Phar-Mor Inc. (a)                        50,000              43,750
  Wolverine World Wide Inc.                25,000             381,250
                                                         ------------
                                                           12,153,125

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
Security & Investigation Services -- 2.25%
  Rollins Inc.                            360,000        $  7,222,500
  Wackenhut Corporation (Class A)
    (a)                                    50,000             675,000
                                                         ------------
                                                            7,897,500
TECHNOLOGY -- 0.55%
  Thomas & Betts Corporation              120,000           1,942,500
TELECOMMUNICATIONS -- 3.56%
  Atlantic Tele-Network, Inc.              15,000             151,875
  Citizens Communications Company
    (a)                                   280,000           3,675,000
  Commonwealth Telephone
    Enterprises Inc. (a)                   29,577           1,035,195
  Commonwealth Telephone
    Enterprises Inc. (Class B)
    (a)                                    60,733           2,247,121
  Communications Systems Inc.              70,000             616,875
  Corecomm Ltd. (a)                       230,000           1,139,219
  Liberty Satellite & Technology
    Inc. (a)                              132,000             416,625
  RCN Corporation (a)                      60,000             378,750
  Telephone and Data Systems Inc.          30,000           2,700,000
  Teligent Inc. (Class A) (a)              75,000             145,312
                                                         ------------
                                                           12,505,972
TRANSPORTATION -- 2.85%
  GATX Corporation                        195,000           9,725,625
  Thor Industries Inc.                      1,000              19,750
  TransPro Inc.                           105,000             269,063
                                                         ------------
                                                           10,014,438
UTILITIES -- 0.25%
  AGL Resources Inc.                       40,000             882,500
WASTE MANAGEMENT -- 1.32%
  Allied Waste Industries Inc.
    (a)                                   200,000           2,912,500
  EnviroSource Inc.                       140,000              11,200
  Republic Services Inc.                  100,000           1,718,750
                                                         ------------
                                                            4,642,450
WIRELESS COMMUNICATIONS -- 1.82%
  Allen Telecom Inc. (a)                  100,000           1,793,750
  Leap Wireless International
    Inc. (a)                               15,000             375,000
  Price Communications
    Corporation (a)                       180,000           3,026,250
  United States Cellular
    Corporation (a)                        20,000           1,205,000
                                                         ------------
                                                            6,400,000
                                                         ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $328,619,031)                            342,488,261
---------------------------------------------------------------------

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
FOREIGN STOCKS -- 0.79%
---------------------------------------------------------------------
BUSINESS SERVICES -- 0.06%
  MDC Corporation (Class A) (a)            30,000        $    226,875
HOTELS & RESTAURANTS -- 0.30%
  Sun International Hotels Ltd.
    (a)                                    45,000           1,068,750
METALS & MINING -- 0.13%
  TVX Gold Inc.                           270,000             442,800
TELECOMMUNICATIONS -- 0.00%
  GST Telecommunications Inc. (a)         120,000                 660
WIRELESS COMMUNICATIONS -- 0.30%
  Rogers Wireless Communications           60,000           1,061,250
                                                         ------------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $5,321,656)                                2,800,335
---------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.20%
---------------------------------------------------------------------
    U.S. Treasury Bill 6.175% due
        02/08/01                       $4,235,000           4,207,350
                                                         ------------
TOTAL U.S. TREASURY OBLIGATIONS
(IDENTIFIED COST $4,207,350)                                4,207,350
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $338,148,037)                           $349,495,946
OTHER ASSETS LESS LIABILITIES -- 0.51%                      1,773,958
                                                         ------------
NET ASSETS -- 100%                                       $351,269,904
=====================================================================

(a) Non-income producing security.
(d) Security is fair valued at December 31, 2000.
(f) Restricted securities as of December 31, 2000. At December 31, 2000 investments in restricted securities were as follows:

                            DATES      NUMBER                                          % OF
                             OF          OF      UNIT    UNIT        AGGREGATE         NET
      DESCRIPTION        ACQUISITION    UNITS    COST    VALUE     COST      VALUE    ASSETS
      -----------        -----------   -------   -----   -----   --------   -------   ------
Noel Group Units.......    4/13/99     135,000   $0.49   $  --   $ 65,880        --    0.00%
Noel Group Liquidating
 Trust Units...........    10/8/98     135,000   $0.81   $0.66    109,688   $89,100    0.03%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

MONTAG & CALDWELL, INC.
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell, Inc. ("Montag & Caldwell") has served as subadviser to the Enterprise Growth Portfolio since the Portfolio was organized in December 1, 1998. Montag & Caldwell manages approximately $29.1 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

     The objective of the Enterprise Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The Growth Portfolio invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Portfolio's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

2000 Performance Review

     Although the Enterprise Growth Portfolio's return for the calendar year 2000 was negative, the Portfolio's strong performance in the fourth quarter allowed it to post an annual result better than the S&P 500. For the twelve months ending December 31, 2000, the Portfolio had a total return of -7.79 percent as compared to a -9.11 percent for the S&P 500. The Portfolio's healthcare and financial issues increased in value during the year and its consumer staple holdings showed little change. The Portfolio's technology position showed a smaller decline in value than did the S&P 500 technology sector.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                          LIPPER LARGE-CAP CORE
                                                    GROWTH PORTFOLIO             S&P 500 INDEX*                FUND INDEX*
                                                    ----------------             --------------           ---------------------
11/30/98                                                $ 10000                     $ 10000                     $ 10000
12/31/98                                                $ 10540                     $ 10576                     $ 10664
12/31/99                                                $ 13120                     $ 12800                     $ 12727
12/31/00                                                $ 12098                     $ 11635                     $ 11790

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index replaces the Lipper Large-Cap Growth Fund Index as the narrow-based comparison to the Portfolio as it more appropriately reflects the narrow-based market. During 2000, an investment in the above hypothetical account decreased by $1,022 compared to a decrease of $938 and an decrease of $2,945 in the Lipper Large-Cap Core Fund Index and the Lipper Large-Cap Growth Fund Index, respectively. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Political uncertainty and slowing corporate profit growth contributed to a volatile and weaker stock market environment in the closing months of 2000, and a negative year overall. Montag & Caldwell believes these same factors should produce further stock market volatility in the period ahead. However, as it becomes more evident that U.S. economic and corporate profit growth will be sustained and that inflation will moderate, Montag & Caldwell believes that the broader stock market indices, such as the S&P 500, will have an upward bias and achieve positive returns in 2001.

     Corporate profit growth will be challenging in 2001, because the economy was so strong this time last year, while costs have increased and price increases have been difficult for most companies to implement. Montag & Caldwell expects S&P 500 earnings to rise about 5 percent, but the above factors may contribute to even less growth. In this economic setting, Montag & Caldwell thinks the shares of the highest quality companies that can achieve double-digit profit growth will excel. Montag & Caldwell believes the Portfolio holds shares of such companies and is well positioned to achieve positive returns in 2001. Such stocks have also experienced relative strength during the turbulent stock market environment of the last several months. Good quality holdings in the healthcare, consumer staple, financial service and technology industries are particularly attractive at this time.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                    NUMBER OF SHARES OR
STOCKS -- 95.79%                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
BANKING -- 3.49%
  Wells Fargo & Company                   200,000        $ 11,137,500
BUSINESS SERVICES -- 2.67%
  Interpublic Group of Companies
    Inc.                                  200,000           8,512,500
COMPUTER HARDWARE -- 4.80%
  Cisco Systems Inc. (a)                  206,400           7,894,800
  Hewlett-Packard Company                 235,000           7,417,188
                                                         ------------
                                                           15,311,988
COMPUTER SERVICES -- 7.78%
  America Online Inc. (a)                 182,600           6,354,480
  Electronic Data Systems
    Corporation                           320,000          18,480,000
                                                         ------------
                                                           24,834,480
COMPUTER SOFTWARE -- 2.30%
  Electronic Arts Inc. (a)                 84,900           3,618,863
  Oracle Corporation (a)                  127,800           3,714,187
                                                         ------------
                                                            7,333,050
CONSUMER PRODUCTS -- 11.42%
  Colgate-Palmolive Company               110,000           7,100,500
  Gillette Company                        400,000          14,450,000
  Procter & Gamble Company                190,000          14,903,125
                                                         ------------
                                                           36,453,625
ELECTRICAL EQUIPMENT -- 0.85%
  General Electric Company                 56,600           2,713,263
ELECTRONICS -- 2.09%
  Solectron Corporation (a)               196,400           6,657,960
ENTERTAINMENT & LEISURE -- 2.72%
  Walt Disney Company                     300,400           8,692,825
FOOD, BEVERAGES &
  TOBACCO -- 8.79%
  Coca-Cola Company                       310,000          18,890,625
  PepsiCo Inc.                            185,000           9,169,062
                                                         ------------
                                                           28,059,687
HEALTH CARE -- 2.94%
  Medtronic Inc.                          155,500           9,388,313
HOTELS & RESTAURANTS -- 7.07%
  Marriott International Inc.
    (Class A)                             220,000           9,295,000
  McDonald's Corporation                  390,800          13,287,200
                                                         ------------
                                                           22,582,200
INSURANCE -- 2.05%
  Marsh & McLennan Companies,
    Inc.                                   55,800           6,528,600
MISC. FINANCIAL SERVICES -- 6.08%
  American Express Company                 98,400           5,405,850
  Citigroup Inc.                          274,366          14,009,814
                                                         ------------
                                                           19,415,664

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
MULTI-LINE INSURANCE -- 2.80%
  American International Group
    Inc.                                   90,750        $  8,944,547
PHARMACEUTICALS -- 20.60%
  Bristol-Myers Squibb Company            190,000          14,048,125
  Johnson & Johnson                       135,000          14,183,437
  Pfizer Inc.                             328,400          15,106,400
  Pharmacia Corporation                   235,000          14,335,000
  Schering-Plough Corporation             142,500           8,086,875
                                                         ------------
                                                           65,759,837
RETAIL -- 5.60%
  Costco Wholesale Corporation
    (a)                                   189,500           7,568,156
  Home Depot Inc.                         225,500          10,302,531
                                                         ------------
                                                           17,870,687
TELECOMMUNICATIONS -- 1.74%
  Tellabs Inc. (a)                         98,400           5,559,600
                                                         ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $277,495,075)                            305,756,326
---------------------------------------------------------------------
FOREIGN STOCKS -- 1.59%
---------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 1.59%
  Nokia Corporation (Class A)
    (ADR)                                 117,100           5,093,850
                                                         ------------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $4,384,048)                                5,093,850
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.87%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $9,162,104
    Collateral: U.S. Treasury
    Bond $7,875,000, 6.75% due
    08/15/26, Value $9,542,074         $9,156,000           9,156,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $9,156,000)                                9,156,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $291,035,123)                           $320,006,176
OTHER ASSETS LESS LIABILITIES -- (0.25)%                     (799,597)
                                                         ------------
NET ASSETS -- 100%                                       $319,206,579
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         CAPITAL APPRECIATION PORTFOLIO

                             SUBADVISER'S COMMENTS

MARSICO CAPITAL MANAGEMENT, LLC
DENVER, COLORADO

Investment Management

     Marsico Capital Management, LLC ("Marsico"), which manages approximately $15 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Enterprise Capital Appreciation Portfolio on November 1, 1999.

Investment Objective

     The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation.

Investment Strategies

     The Capital Appreciation Portfolio's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

     Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.

2000 Performance Review

     Several sectors detracted from performance in 2000. Overall, technology-related positions -- in a sharp reversal from 1999 -- detracted from the Portfolio's performance in 2000. Some areas, such as data storage, optics, and hardware, actually performed quite well for the entire year even though very few technology companies avoided the downdrafts that occurred in March-May period and fourth quarter. Telecommunications, semiconductors, networking, and "B2B" companies were hard hit throughout the year. Retail stocks, similar to technology, struggled in 2000 after a strong 1999. The Portfolio was under-weighted in health care-related companies during much of 2000, detracting from investment results. Cable, media, and entertainment positions did not add value for the Portfolio.

     Despite the Portfolio's negative return for the year, there were some positive contributors to its investment results. Certain technology stocks, as mentioned above, were strong performers. Positions in health care stocks produced solid returns, as did aerospace/defense and consumer-related positions, particularly beverage companies. Financial services holdings were very strong performers in the third quarter, traded down sharply in October-November, and rallied in December. The performance of retail holdings oscillated throughout the year as a group, but finished the year on a modest "uptick." Finally, a substantially reduced technology weighting contributed very positively to the Portfolio's results in December, which enabled it to make up quite a bit of ground on both an absolute and relative basis.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                  CAPITAL APPRECIATION        S&P 500 BARRA/GROWTH       LIPPER LARGE-CAP GROWTH
                                                        PORTFOLIO                    INDEX*                    FUND INDEX*
                                                  --------------------        --------------------       -----------------------
11/30/98                                                $ 10000                     $ 10000                     $ 10000
12/31/98                                                $ 11140                     $ 10761                     $ 11100
12/31/99                                                $ 17300                     $ 13800                     $ 14964
12/31/00                                                $ 14909                     $ 10753                     $ 12019

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500/BARRA Growth Index is an unmanaged capitalization weighted index compromised of stocks of the S&P 500 with high price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index replaces the Lipper Multi-Cap Growth Fund Index as the narrow based comparison to the Portfolio as it more appropriately reflects the narrow-based market. During 2000, an investment in the above hypothetical account decreased by $2,391 compared to a decrease of $2,945 and an decrease of $1,958 in the Lipper Large-Cap Growth Fund Index and the Lipper Multi-Cap Growth Fund Index, respectively. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     The overall complexion of the Portfolio's holdings has changed markedly over the past year, highlighted by the considerable reduction in technology-related positions. Part of the rationale for reducing the Portfolio's technology weighting was based on an analysis of various macroeconomic factors. Marsico believes the U.S. economy has shifted decidedly to a slower-growth mode. Marsico expects that capital spending for technology will decelerate, which may create a dual effect of reduced growth rates for individual companies and slower overall economic activity. The latter is due to the fact that technology now comprises a significantly greater proportion of U.S. GDP than it has in the past.

     As the technology weighting in the Portfolio has been reduced, assets have been shifted to a variety of sectors and industries that Marsico believes are attractively valued offer the potential for solid earnings and revenue gains as U.S. economic growth decelerates. More specifically, Marsico has been focusing its research on companies that have the ability to produce relatively predictable earnings growth and generate free cash flow in a slower-growth economic environment. These include "core growth" holdings in sectors such as financial services, retail, and consumer-related. The Portfolio also has a somewhat greater commitment to companies in the "life cycle change" category. This term refers to companies that typically are trading at relatively low valuations but, in Marsico's view, are experiencing a positive fundamental business catalyst -- such as an acquisition, improved productivity, new product, new management team, accelerated market share, or regulatory change -- that creates potential for improved future earnings growth. Examples of these types of investments for the Portfolio would include Boeing and General Dynamics. Marsico continues to have an overall positive long-term investment outlook. While the Portfolio is postured differently in terms of its sector emphasis, it remains substantially invested in equities. Marsico continues to generate a high volume of new investment ideas.

     In Marsico's view, there are a number of long-term fundamental macroeconomic underpinnings -- highlighted by lower interest rates, constrained inflation, budget surpluses, productivity gains, more efficient communications -- that are durable and should provide a healthy overall backdrop for future equity returns. Marsico has a great deal of confidence in the Fed's management of interest rate policy; the Fed's 0.50 percent rate cut, its first in two years, on January 3rd sent a very strong signal that the Fed is highly sensitive to the possible ramifications of reduced U.S. economic growth. While U.S. GDP growth has unquestionably slowed from its remarkably robust levels of a year ago, Marsico does not believe there is a high risk of recession occurring. Further, Marsico thinks the recent rate cut by the Fed may be the first step in moving towards a more favorable interest rate environment. Oil prices appear to have stabilized and Marsico believes that other factors, such as continued strong year-over-year productivity gains, lower unit labor costs; price declines in a variety of commodities such as lumber, copper, aluminum; inability of corporations to make price increases "stick;" higher unemployment claims, suggest that inflation will remain constrained. Budget surpluses at the Federal and State levels continue to generally "surprise" on the upside.

     Throughout the latter stages of 2000, Marsico repositioned the Portfolio in anticipation of a change in the Fed's interest rate policy. That is why Marsico selectively increased allocations to sectors such as retail, financial services, and consumer-related. Marsico believes these types of companies trade at valuations that are reasonable in the context of expected earnings growth rates, offer compelling growth potential, and may benefit from a lower interest rate environment.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         CAPITAL APPRECIATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

         DOMESTIC COMMON            NUMBER OF SHARES OR
         STOCKS -- 87.29%            PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
ADVERTISING -- 0.56%
  Omnicom Group Inc.                         4,920        $   407,745
AEROSPACE -- 8.27%
  Boeing Company                            50,577          3,338,082
  General Dynamics Corporation              34,557          2,695,446
                                                          -----------
                                                            6,033,528
BIOTECHNOLOGY -- 4.37%
  Genentech Inc. (a)                        39,176          3,192,844
BROADCASTING -- 1.56%
  Clear Channel Communications,
    Inc. (a)                                23,465          1,136,586
BUSINESS SERVICES -- 3.13%
  Automatic Data Processing Inc.            36,130          2,287,481
CABLE -- 2.20%
  Comcast Corporation                       38,509          1,607,751
COMPUTER HARDWARE -- 2.18%
  EMC Corporation (a)                       23,886          1,588,419
COMPUTER SOFTWARE -- 2.68%
  Adobe Systems Inc.                        33,617          1,956,089
CONSUMER PRODUCTS -- 0.39%
  Nike, Inc. (Class B)                       5,156            287,769
ELECTRICAL EQUIPMENT -- 4.00%
  General Electric Company                  60,894          2,919,106
ENERGY -- 1.09%
  Calpine Corporation (a)                    9,200            414,575
  Southern Energy Inc.                      13,504            382,332
                                                          -----------
                                                              796,907
FINANCE -- 13.01%
  Goldman Sachs Group Inc.                  22,177          2,371,553
  Lehman Brothers Holdings Inc.             15,458          1,045,347
  Merrill Lynch & Company Inc.              55,646          3,794,362
  Morgan Stanley Dean Witter &
    Company                                 28,802          2,282,558
                                                          -----------
                                                            9,493,820
FOOD, BEVERAGES & TOBACCO -- 6.17%
  Adolph Coors Company                       9,542            766,342
  Anheuser-Busch Companies, Inc.            54,197          2,465,963
  Coca-Cola Enterprises, Inc.               18,468            350,892
  Pepsi Bottling Group, Inc.                23,123            923,475
                                                          -----------
                                                            4,506,672
MANUFACTURING -- 2.45%
  Corning Inc.                              33,895          1,790,080
MEDICAL INSTRUMENTS -- 2.12%
  Guidant Corporation                       28,627          1,544,069
MISC. FINANCIAL SERVICES -- 5.28%
  American Express Company                  15,838            870,100
  Citigroup Inc.                            58,468          2,985,522
                                                          -----------
                                                            3,855,622
PHARMACEUTICALS -- 8.26%
  Baxter International Inc.                  4,508            398,113
  Merck & Company Inc.                      23,659          2,215,074
  Pfizer Inc.                               51,895          2,387,170
  Priority Healthcare Corporation
    (Class B)                               25,134          1,025,781
                                                          -----------
                                                            6,026,138
PUBLISHING -- 0.26%
  New York Times Company                     4,680            187,493

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
REAL ESTATE -- 0.23%
  Equity Office Properties Trust             5,103        $   166,485
RETAIL -- 14.69%
  Costco Wholesale Corporation (a)          65,860          2,630,284
  Home Depot Inc.                           79,393          3,627,268
  Safeway Inc. (a)                          12,036            752,250
  Tiffany & Company                         52,181          1,650,224
  Wal-Mart Stores Inc.                      38,741          2,058,115
                                                          -----------
                                                           10,718,141
SEMICONDUCTORS -- 0.29%
  Applied Materials Inc. (a)                 5,514            210,566
TRANSPORTATION -- 4.10%
  FedEx Corporation                         15,242            609,071
  Southwest Airlines Company                63,587          2,132,072
  Union Pacific Corporation                  4,996            253,547
                                                          -----------
                                                            2,994,690
                                                          -----------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $60,177,057)                              63,708,001
---------------------------------------------------------------------
FOREIGN STOCKS -- 6.43%
---------------------------------------------------------------------
CRUDE & PETROLEUM -- 0.86%
  BP Amoco (ADR)                            13,083            626,349
HOTELS & RESTAURANTS -- 2.86%
  Four Seasons Hotels Inc. (ADR)            32,775          2,085,309
WIRELESS COMMUNICATIONS -- 2.71%
  Nokia Corporation (Class A)
    (ADR)                                   45,539          1,980,946
                                                          -----------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $4,705,440)                                4,692,604
---------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES -- 3.56%
---------------------------------------------------------------------
  Federal Home Loan Bank Discount
    Note, 4.75% due 01/02/01            $2,600,000          2,599,657
                                                          -----------
TOTAL SHORT-TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $2,599,657)                                2,599,657
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.11%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 6.00%
    due 01/02/01
    Maturity Value $2,267,511
    Collateral: U.S. Treasury Bond
    $1,950,000, 6.75% due
      08/15/26,
    Value $2,362,799                     2,266,000          2,266,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,266,000)                                2,266,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $69,748,154)                             $73,266,262
OTHER ASSETS LESS LIABILITIES -- (0.39)%                     (283,812)
                                                          -----------
NET ASSETS -- 100%                                        $72,982,450
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                             SUBADVISER'S COMMENTS

TCW INVESTMENT MANAGEMENT COMPANY
LOS ANGELES, CALIFORNIA

Investment Management

     TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Portfolio on November 1, 1999. TCW Group, Inc. manages approximately $85 billion for institutional clients and its normal investment minimum is $100 million.

Investment Objective

     The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

Investment Strategies

     Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.

2000 Performance Review

     During 2000, higher energy prices and interest rates made it difficult for the economy to grow and for some companies to show substantial earnings gains. As the economy slowed, investors' expectations and perceptions about valuation changed rather dramatically. This was particularly true in the technology sector as the tech-heavy Nasdaq experienced the greatest decline in its 29-year history. TCW has always been cautious on valuation and careful to watch for indications of change within the economy and companies specifically. Nevertheless, the Portfolio has maintained a significant exposure to technology and diversified into many other areas as well.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                         LIPPER LARGE-CAP GROWTH
                                                    EQUITY PORTFOLIO             S&P 500 INDEX*                FUND INDEX*
                                                    ----------------             --------------          -----------------------
12/31/90                                                $ 10000                     $ 10000                     $ 10000
12/31/91                                                $ 13122                     $ 13047                     $ 13734
12/31/92                                                $ 15470                     $ 14041                     $ 14680
12/31/93                                                $ 16685                     $ 15456                     $ 16245
12/31/94                                                $ 17330                     $ 15660                     $ 16111
12/31/95                                                $ 23992                     $ 21546                     $ 21737
12/31/96                                                $ 30043                     $ 26492                     $ 26206
12/31/97                                                $ 37781                     $ 35330                     $ 33436
12/31/98                                                $ 41522                     $ 45423                     $ 45631
12/31/99                                                $ 48001                     $ 54976                     $ 61519
12/31/00                                                $ 45514                     $ 49971                     $ 49413

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index replaces the Lipper Multi-Cap Value Fund Index as the narrow-based comparison to the Portfolio as it more appropriately reflects the narrow-based market. During 2000, an investment in the above hypothetical account decreased by $2,487 compared to a decrease of $12,106 and an increase of $3,517 in the Lipper Large-Cap Growth Fund Index and the Lipper Multi-Cap Value Fund Index, respectively. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Valuations appear to be reasonable as compared to long-term earnings growth. Companies may use this period to take charge-offs setting up easier earnings comparisons for the future. Interest rates have come down. Energy prices are easing. The dollar could weaken from here. While it may not happen over night, the Federal Government is in good position to stimulate the economy either through fiscal or monetary means. With improved valuations, easier earnings comparisons enabling potential upside surprises, potentially lower interest rates, and continued positive structural forces for inflation, TCW sees a positive backdrop for equities. Will there be some bumps in the road? Undoubtedly yes. As the economy slows, there will be difficult earnings comparisons and potential bad news.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                   NUMBER OF SHARES OR
     COMMON STOCKS -- 99.17%        PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
BIOTECHNOLOGY -- 8.92%
  Amgen Inc. (a)                          356,200        $ 22,774,538
  Genentech Inc. (a)                      254,800          20,766,200
                                                         ------------
                                                           43,540,738
BUSINESS SERVICES -- 4.42%
  Paychex Inc.                            443,000          21,540,875
COMMUNICATIONS -- 2.38%
  JDS Uniphase Corporation (a)            278,300          11,601,631
COMPUTER HARDWARE -- 6.16%
  Cisco Systems Inc. (a)                  396,100          15,150,825
  Dell Computer Corporation (a)           854,400          14,898,600
                                                         ------------
                                                           30,049,425
COMPUTER SERVICES -- 3.10%
  Pixar Inc. (a)                          278,900           8,367,000
  Yahoo! Inc. (a)                         224,700           6,779,620
                                                         ------------
                                                           15,146,620
COMPUTER SOFTWARE -- 7.28%
  Microsoft Corporation (a)               252,600          10,956,525
  Siebel Systems Inc. (a)                 363,200          24,561,400
                                                         ------------
                                                           35,517,925
ELECTRICAL EQUIPMENT -- 2.03%
  General Electric Company                207,100           9,927,856
FINANCE -- 9.22%
  Providian Financial Corporation         348,800          20,056,000
  Stilwell Financial Inc.                 632,000          24,924,500
                                                         ------------
                                                           44,980,500
INSURANCE -- 9.75%
  Progressive Corporation (Ohio)          459,000          47,563,875
MEDICAL SERVICES -- 5.44%
  Biogen Inc. (a)                         442,300          26,565,644
MISC. FINANCIAL SERVICES -- 4.15%
  The Charles Schwab Corporation          713,250          20,238,469
MULTI-LINE INSURANCE -- 4.16%
  American International Group
    Inc.                                  205,950          20,298,947
PHARMACEUTICALS -- 4.57%
  Pfizer Inc.                             484,750          22,298,500
RETAIL -- 10.43%
  Costco Wholesale Corporation
    (a)                                   166,500           6,649,594
  Home Depot Inc.                         515,200          23,538,200
  Wal-Mart Stores Inc.                    389,500          20,692,187
                                                         ------------
                                                           50,879,981

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------      -----
SEMICONDUCTORS -- 11.49%
  Applied Materials Inc. (a)              259,700        $  9,917,294
  Intel Corporation                       393,800          11,838,613
  Maxim Integrated Products Inc.
    (a)                                   427,300          20,430,281
  Xilinx Inc. (a)                         301,000          13,883,625
                                                         ------------
                                                           56,069,813
TECHNOLOGY -- 1.96%
Network Appliance Inc. (a)                149,100           9,570,356
TELECOMMUNICATIONS -- 1.35%
QUALCOMM Inc. (a)                          79,900           6,566,781
TRANSPORTATION -- 2.36%
Southwest Airlines Company                342,800          11,494,084
                                                         ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $497,071,554)                            483,852,020
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.84%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $4,130,752
    Collateral: U.S. Treasury
    Note
    $3,170,000, 8.125% due
    08/15/19, Value, $4,310,003        $4,128,000           4,128,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $4,128,000)                                4,128,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $501,199,554)                           $487,980,020
OTHER ASSETS LESS LIABILITIES -- (0.01)%                      (65,436)
                                                         ------------
NET ASSETS -- 100%                                       $487,914,584
=====================================================================

(a) Non-income producing security.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                          GROWTH AND INCOME PORTFOLIO

                             SUBADVISER'S COMMENTS

RETIREMENT SYSTEM INVESTORS INC.
NEW YORK, NEW YORK

Investment Management

     Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Portfolio since December 1, 1998. RSI manages approximately $1.1 billion for all of its clients.

Investment Objective

     The objective of the Enterprise Growth and Income Portfolio is a total return through capital appreciation with income as a secondary consideration.

Investment Strategies

     The Growth and Income Portfolio invests primarily in U.S. common stocks of large-capitalization companies. The Portfolio selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.

2000 Performance Review

     The stock market ended the year on a much different note than when it started. At the beginning of the year, the Nasdaq was coming off of its best year ever and nearly all the broader indices were at or close to new highs. The S&P 500 actually posted its fifth consecutive year of 20 percent-plus gains. The year 2000 was a different story. The S&P 500 returned -9.11 percent for the year and the Nasdaq finished the year with a return of -38.96 percent, its worst performance on record.

     Much of the weakness in the markets can be attributed to the valuation compression following the bursting of the technology bubble and the overall slowdown in the economy and its impact on corporate profits. Many companies issued profit warnings for the latest quarter and have guided estimates for next year revenue and profit growth much lower than analysts had originally projected. Overall the estimate for profit growth for the S&P 500 companies is expected to grow just 6 percent in 2001 versus 2000, and the market has reacted accordingly. The biggest question now for investors is just how much the economy will slow.

     For the year ended December 31, 2000, the Portfolio had a total return of
0.91 percent versus a -7.4 percent for its bogie, the Lipper Large Cap Core Portfolios Index and -9.11 percent for the S&P 500. Once again, despite wide variances in returns between growth and value stocks, the Portfolio's most recent year and since-inception performance continues to exceed both its peers and the broad market.

     The Enterprise Growth & Income Portfolio's relatively strong performance in 2000 came from more emphasis on value stocks than growth stocks, consistent with the Portfolio's rotating growth/value approach. The Portfolio had under-weightings in the sharply under-performing technology and communications services sectors, and a significant over-weighting in the outperforming energy and capital goods sectors. Holding back results were the Portfolio's smaller-than-average positions in the better performing financial and health care groups. Among the larger holdings, the Portfolio had strong gains from Emerson Electric Company, EMC Corporation, Corning, Inc., Safeway, Inc., and El Paso Energy Corporation, while BP Amoco, Nortel Networks Corporation, and Alcoa, Inc. lagged.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                          LIPPER LARGE-CAP CORE
                                                GROWTH & INCOME PORTFOLIO        S&P 500 INDEX*                FUND INDEX*
                                                -------------------------        --------------           ---------------------
11/30/98                                                $ 10000                     $ 10000                     $ 10000
12/31/98                                                $ 10220                     $ 10576                     $ 10664
12/31/99                                                $ 12320                     $ 12800                     $ 12727
12/31/00                                                $ 12432                     $ 11635                     $ 11790

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Clearly investors have become more risk adverse. For early 2001, the key considerations are the negative effect of the slowing economy on earnings and the timing and aggressiveness of both monetary ease by the Fed and fiscal policy stimulus. But as the year progresses, RSI sees additional Fed easing, possible tax cuts and signs of economic stabilization. These would be positive signs for equities since current market valuations now appear more reasonably valued for new commitments. Initially, RSI sees companies with consistent earnings gains and relatively cheap valuations, offering a combination of growth and value, as attractive areas. Later on, cyclicals and technology may prove interesting as confidence in earnings rebuilds.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                          GROWTH AND INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

         DOMESTIC COMMON           NUMBER OF SHARES OR
        STOCKS -- 74.23%            PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 4.79%
  Honeywell International Inc.              84,700       $  4,007,369
  United Technologies Corporation           53,500          4,206,437
                                                         ------------
                                                            8,213,806
BANKING -- 2.67%
  Chase Manhattan Corporation               93,825          4,263,174
  Wells Fargo & Company                      5,500            306,281
                                                         ------------
                                                            4,569,455
BROADCASTING -- 0.54%
  Gemstar-TV Guide International,
    Inc. (a)                                 1,200             55,350
  Time Warner Inc.                          16,570            865,617
                                                         ------------
                                                              920,967
BUILDING & CONSTRUCTION -- 0.69%
  Armstrong Holdings Inc.                    1,200              2,475
  Martin Marietta Materials Inc.            27,675          1,170,653
                                                         ------------
                                                            1,173,128
CHEMICALS -- 0.91%
  Praxair Inc.                              35,250          1,564,219
COMPUTER HARDWARE -- 4.66%
  Cisco Systems Inc. (a)                    15,620            597,465
  Dallas Semiconductor
    Corporation                            132,690          3,400,181
  EMC Corporation (a)                       34,200          2,274,300
  International Business Machines
    Corporation                             20,060          1,705,100
                                                         ------------
                                                            7,977,046
COMPUTER SERVICES -- 0.38%
  Safeguard Scientifics Inc. (a)            19,250            127,531
  Sun Microsystems Inc. (a)                 18,730            522,099
                                                         ------------
                                                              649,630
COMPUTER SOFTWARE -- 0.43%
  BMC Software Inc. (a)                     37,850            529,900
  Computer Associates
    International Inc.                      10,900            212,550
                                                         ------------
                                                              742,450
CONSUMER PRODUCTS -- 3.20%
  Kimberly-Clark Corporation                77,650          5,489,078
CONTAINERS/PACKAGING -- 0.58%
  Smurfit-Stone Container
    Corporation (a)                         67,000          1,000,813
CRUDE & PETROLEUM -- 6.57%
  Exxon Mobil Corporation                   91,832          7,983,644
  Texaco Inc.                               47,575          2,955,597
  Unocal Corporation                         8,250            319,172
                                                         ------------
                                                           11,258,413
ELECTRICAL EQUIPMENT -- 6.14%
  Emerson Electric Company (h)             133,590         10,528,562
ELECTRONICS -- 0.57%
  Integrated Device Technology
    (a)                                     29,450            975,531
ENERGY -- 2.70%
  El Paso Energy Corporation                57,800          4,139,925
  Williams Companies Inc.                   12,350            493,228
                                                         ------------
                                                            4,633,153
ENTERTAINMENT & LEISURE -- 0.02%
  Viacom Inc. (a)                              550             25,850
FOOD, BEVERAGES &
  TOBACCO -- 3.33%
  Anheuser-Busch Companies, Inc.           124,800          5,678,400
  Philip Morris Companies Inc.                 740             32,560
                                                         ------------
                                                            5,710,960

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
MACHINERY -- 1.51%
  Ingersoll Rand Company                    61,950       $  2,594,156
MANUFACTURING -- 4.09%
  Corning Inc.                             106,000          5,598,125
  Millipore Corporation                     22,300          1,404,900
                                                         ------------
                                                            7,003,025
METALS & MINING -- 2.37%
  Alcoa Inc.                               120,940          4,051,490
MISC. FINANCIAL SERVICES -- 2.14%
  Citigroup Inc.                            33,833          1,727,598
  Fannie Mae                                22,350          1,938,862
                                                         ------------
                                                            3,666,460
MULTI-LINE INSURANCE -- 1.24%
  American International Group
    Inc.                                    21,618          2,130,724
OIL SERVICES -- 0.66%
  Apache Corporation                        15,600          1,092,975
  Schlumberger Ltd.                            500             39,969
                                                         ------------
                                                            1,132,944
PAPER & FOREST PRODUCTS -- 0.20%
  International Paper Company                8,400            342,825
PHARMACEUTICALS -- 5.35%
  Bristol-Myers Squibb Company              23,310          1,723,483
  Johnson & Johnson                         39,965          4,198,823
  Merck & Company Inc.                      29,470          2,759,129
  Pfizer Inc.                               10,422            479,412
                                                         ------------
                                                            9,160,847
PRINTING & PUBLISHING -- 2.50%
  Lexmark International Group
    Inc. (Class A) (a)                      30,350          1,344,884
  McGraw-Hill Companies Inc.                50,100          2,937,113
                                                         ------------
                                                            4,281,997
RETAIL -- 5.08%
  CVS Corporation                           43,550          2,610,278
  Federated Department Stores
    Inc. (a)                                10,100            353,500
  Safeway Inc. (a)                          81,750          5,109,375
  Tiffany & Company                          2,200             69,575
  Wal-Mart Stores Inc.                      10,450            555,156
                                                         ------------
                                                            8,697,884
SAVINGS AND LOAN -- 0.71%
  Washington Mutual Inc.                    22,950          1,217,784
SEMICONDUCTORS -- 2.29%
  Applied Materials Inc. (a)                 1,850             70,647
  Atmel Corporation (a)                      5,000             58,125
  Conexant Systems Inc. (a)                  3,350             51,506
  Cypress Semiconductor
    Corporation (a)                         34,100            671,344
  Intel Corporation                          8,400            252,525
  Texas Instruments Inc.                    59,400          2,814,075
                                                         ------------
                                                            3,918,222
TELECOMMUNICATIONS -- 5.71%
  Lucent Technologies Inc.                  71,730            968,355
  QUALCOMM Inc. (a)                            350             28,766
  SBC Communications Inc.                   73,395          3,504,611
  Verizon Communications Inc.               92,800          4,651,600
  WorldCom Inc. (a)                         45,350            637,734
                                                         ------------
                                                            9,791,066
TRANSPORTATION -- 1.13%
  FedEx Corporation                         48,450          1,936,062

                         ENTERPRISE ACCUMULATION TRUST
                   GROWTH AND INCOME PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
WIRELESS COMMUNICATIONS -- 1.07%
  Motorola Inc.                             90,600       $  1,834,650
                                                         ------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $124,678,242)                            127,193,197
---------------------------------------------------------------------

FOREIGN STOCKS -- 10.10%
---------------------------------------------------------------------
CRUDE & PETROLEUM -- 4.49%
  BP Amoco (ADR)                            89,550          4,287,206
  Royal Dutch Petroleum Company
    (ADR)                                   56,145          3,400,282
                                                         ------------
                                                            7,687,488
MANUFACTURING -- 2.67%
  Tyco International Ltd.                   82,400          4,573,200
PHARMACEUTICALS -- 1.23%
  Elan Corporation (ADR) (a)                44,950          2,104,222
TELECOMMUNICATIONS -- 1.61%
  Nortel Networks Corporation               86,230          2,764,749
WIRELESS COMMUNICATIONS -- 0.10%
  Vodafone Group (ADR)                       5,000            179,063
                                                         ------------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $14,390,468)                              17,308,722
---------------------------------------------------------------------
COMMERCIAL PAPER -- 15.53%
---------------------------------------------------------------------
  Allstate Corporation
    6.53% due 01/05/01                $  3,400,000          3,397,533
  Ford Motor Credit Company
    6.50% due 01/02/01                   7,000,000          6,998,736
  General Electric Capital
    Corporation
    6.50% due 01/03/01                   7,000,000          6,997,472
  General Motors Acceptance
    Corporation
    6.53% due 01/04/01                   4,300,000          4,297,660
  General Re Corporation
    6.50% due 01/05/01                   3,930,000          3,927,162
  Schering Corporation
    6.50% due 01/05/01                   1,000,000            999,278
                                                         ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $26,617,841)                              26,617,841
---------------------------------------------------------------------

                                        NUMBER OF
                                    SHARES, CONTRACTS
                                           OR
                                    PRINCIPAL AMOUNT        VALUE
                                    -----------------    ------------
REPURCHASE AGREEMENT -- 0.18%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $301,201
    Collateral: U.S. Treasury
    Bond
    $275,000, 6.50% due
    11/15/26,
    Value $314,685                    $    301,000       $    301,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $301,000)                                    301,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $165,987,551)                           $171,420,760
CALL OPTION WRITTEN -- 0.00%
---------------------------------------------------------------------
  Emerson Electric Company,
    expires 01/19/01, $80 (a)                   20             (4,125)
                                                         ------------
TOTAL CALL OPTION WRITTEN
(PREMIUMS RECEIVED $(6,940))                                   (4,125)
---------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- (0.04)%                      (63,535)
                                                         ------------
NET ASSETS -- 100%                                       $171,353,100
=====================================================================

(a) Non-income producing security.
(h) Partially held by custodian as collateral for open call options written.
(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            EQUITY INCOME PORTFOLIO

                             SUBADVISER'S COMMENTS

1740 ADVISERS, INC.
NEW YORK, NEW YORK

Investment Management

     1740 Advisers, Inc. ("1740 Advisors") has been subadviser to the Enterprise Equity Income Portfolio since December 1, 1998. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.2 billion for institutional clients. Its normal investment minimum is $20 million.

Investment Objective

     The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

     The Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P 500 average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.

2000 Performance Review

     The year 2000 was a difficult year, characterized by slowing economic growth and a deteriorating corporate profit outlook. Technology and telecommunications stocks were particularly hard hit in this environment, but some previously out-of-favor groups did better. The Equity Income Portfolio's results in 2000 were positively influenced by holdings in energy, financial and healthcare stocks. In the energy sector, the natural gas and oil service holdings were the biggest contributors. In natural gas, Enron Corporation, El Paso Energy Corporation, and KeySpan Corporation all were up more than 80 percent. Baker Hughes, Inc. and Schlumberger Ltd. were standouts in oil service. In financials, CIGNA, Chubb Corporation, and Mellon Financial Corporation were major contributors. Pharmaceuticals were also very important gainers in 2000, led by Pharmacia Corporation, American Home Products Corporation, and Pfizer, Inc. Cyclical and telecommunications stocks were noteworthy laggards for the year, although the cyclicals began to recover during the fourth quarter.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                               S&P 500 BARRA/VALUE        LIPPER EQUITY INCOME
                                                 EQUITY INCOME PORTFOLIO             INDEX*                    FUND INDEX*
                                                 -----------------------       -------------------        --------------------
11/30/98                                                $ 10000                     $ 10000                     $ 10000
12/31/98                                                $ 10180                     $ 10351                     $ 10256
12/31/99                                                $ 10760                     $ 11668                     $ 10686
12/31/00                                                $ 11455                     $ 12378                     $ 11483

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500/BARRA Value Index is an unmanaged capitalization weighted index compromised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     The Equity Income Portfolio's strategy has been defensive, emphasizing healthcare (drugs and hospital supplies), energy (oil and oil service), utilities (electric and telephone), and consumer staples (soft drinks and household products). These continue to be important, but with the prospect of a more stimulative monetary policy, the interest-sensitive and economy-sensitive sectors are being increased. This means banks and insurance in the financial area, and papers, forest products, chemicals, and capital goods in the cyclical area. The electric power shortage and reliability theme continues to be important. This includes electric utility, natural gas, and power generation companies.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                     NUMBER OF SHARES OR
STOCKS -- 88.20%                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AEROSPACE -- 4.72%
  Honeywell International Inc.               6,500        $   307,531
  Northrop Grumman Corporation               5,500            456,500
  Raytheon Company (Class B)                 5,000            155,313
  United Technologies Corporation            8,000            629,000
                                                          -----------
                                                            1,548,344
AUTOMOTIVE -- 1.33%
  Ford Motor Company                        10,000            234,375
  General Motors Corporation                 3,500            178,281
  Visteon Corporation                        2,000             23,000
                                                          -----------
                                                              435,656
BANKING -- 5.18%
  Bank of America Corporation                5,000            229,375
  Bank of New York Company Inc.              5,000            275,937
  Chase Manhattan Corporation                4,500            204,469
  FleetBoston Financial
    Corporation                              5,000            187,812
  J.P. Morgan & Company Inc.                 1,500            248,250
  Mellon Financial Corporation               4,500            221,344
  Wells Fargo & Company                      6,000            334,125
                                                          -----------
                                                            1,701,312
CHEMICALS -- 1.26%
  Dow Chemical Company                       6,000            219,750
  Du Pont (E.I.) de Nemours &
    Company                                  4,000            193,250
                                                          -----------
                                                              413,000
CONGLOMERATES -- 2.50%
  Minnesota Mining & Manufacturing
    Company                                  4,500            542,250
  Textron Inc.                               6,000            279,000
                                                          -----------
                                                              821,250
CONSUMER NON-DURABLES -- 1.75%
  Avon Products Inc.                        12,000            574,500
CONSUMER PRODUCTS -- 2.57%
  Colgate-Palmolive Company                  6,500            419,575
  Kimberly-Clark Corporation                 6,000            424,140
                                                          -----------
                                                              843,715
CRUDE & PETROLEUM -- 5.31%
  Burlington Resources Inc.                  7,000            353,500
  Chevron Corporation                        3,500            295,531
  Exxon Mobil Corporation                    9,000            782,438
  Texaco Inc.                                5,000            310,625
                                                          -----------
                                                            1,742,094
ELECTRICAL EQUIPMENT -- 4.43%
  Emerson Electric Company                   7,500            591,094
  General Electric Company                  18,000            862,875
                                                          -----------
                                                            1,453,969
ELECTRONICS -- 0.65%
  Rockwell International
    Corporation                              4,500            214,313
ENERGY -- 10.52%
  Dominion Resources Inc.                    5,000            335,000
  Duke Energy Corporation                    7,500            639,375
  El Paso Energy Corporation                10,000            716,250
  Enron Corporation                          6,000            498,750
  Entergy Corporation                        8,500            359,656
  Exelon Corporation                         5,500            386,155
  Williams Companies Inc.                   13,000            519,188
                                                          -----------
                                                            3,454,374
FOOD, BEVERAGES & TOBACCO -- 3.07%
  Anheuser-Busch Companies Inc.              5,000            227,500
  Coca-Cola Company                          5,500            335,156
  PepsiCo Inc.                               9,000            446,063
                                                          -----------
                                                            1,008,719

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
INSURANCE -- 2.68%
  Cigna Corporation                          4,000        $   529,200
  Marsh & McLennan Companies Inc.            3,000            351,000
                                                          -----------
                                                              880,200
MACHINERY -- 4.11%
  Caterpillar Inc.                           7,500            354,844
  Deere & Company                            8,000            366,500
  Ingersoll-Rand Company                    11,000            460,625
  Pitney Bowes Inc.                          5,000            165,625
                                                          -----------
                                                            1,347,594
MANUFACTURING -- 0.92%
  Eaton Corporation                          4,000            300,750
MISC. FINANCIAL SERVICES -- 2.85%
  Citigroup Inc.                             9,000            459,562
  Fannie Mae                                 5,500            477,125
                                                          -----------
                                                              936,687
MULTI-LINE INSURANCE -- 1.68%
  American General Corporation               3,000            244,500
  Lincoln National Corporation               6,500            307,531
                                                          -----------
                                                              552,031
OIL SERVICES -- 6.13%
  Baker Hughes Inc.                          6,000            249,375
  Diamond Offshore Drilling Inc.             5,000            200,000
  Halliburton Company                        5,000            181,250
  Kerr-McGee Corporation                     5,000            334,687
  KeySpan Corporation                        9,000            381,375
  Phillips Petroleum Company                 5,000            284,375
  Schlumberger Ltd.                          2,000            159,875
  Tidewater Inc.                             5,000            221,875
                                                          -----------
                                                            2,012,812
PAPER & FOREST PRODUCTS -- 1.92%
  Bowater Inc.                               4,000            225,500
  Georgia-Pacific Group                      6,500            202,313
  International Paper Company                5,000            204,062
                                                          -----------
                                                              631,875
PHARMACEUTICALS -- 12.88%
  Abbott Laboratories                        8,000            387,500
  American Home Products
    Corporation                              6,000            381,300
  Baxter International Inc.                  5,500            485,719
  Bristol-Myers Squibb Company               6,000            443,625
  Eli Lilly & Company                        3,500            325,719
  Johnson & Johnson                          5,000            525,312
  Merck & Company Inc.                       5,000            468,125
  Pfizer Inc.                               11,000            506,000
  Pharmacia Corporation                      6,000            366,000
  Schering-Plough Corporation                6,000            340,500
                                                          -----------
                                                            4,229,800
PRINTING & PUBLISHING -- 0.98%
  McGraw-Hill Companies Inc.                 5,500            322,437
PROPERTY -- CASUALTY INSURANCE -- 2.25%
  Allstate Corporation                       7,000            304,937
  Chubb Corporation                          5,000            432,500
                                                          -----------
                                                              737,437
RAW MATERIALS -- 0.70%
  Weyerhaeuser Company                       4,500            228,375
REAL ESTATE -- 2.85%
  Boston Properties Inc.                     7,000            304,500
  Equity Office Properties Trust            10,000            326,250
  Equity Residential Properties
    Trust                                    5,500            304,220
                                                          -----------
                                                              934,970

                         ENTERPRISE ACCUMULATION TRUST
                     EQUITY INCOME PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
TELECOMMUNICATIONS -- 4.96%
  AT&T Corporation                           4,000        $    69,250
  BellSouth Corporation                     10,500            429,844
  SBC Communications Inc.                   10,000            477,500
  Sprint Corporation                         5,000            101,562
  Verizon Communications Inc.               11,000            551,375
                                                          -----------
                                                            1,629,531
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $25,993,767)                              28,955,745
---------------------------------------------------------------------
FOREIGN STOCKS -- 2.58%
---------------------------------------------------------------------
CRUDE & PETROLEUM -- 1.61%
  BP Amoco (ADR)                             6,000        $   287,250
  Royal Dutch Petroleum Company
    (ADR)                                    4,000            242,250
                                                          -----------
                                                              529,500
PHARMACEUTICALS -- 0.97%
  GlaxoSmithKline (ADR) (a)                  5,690            318,640
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $908,933)                                    848,140
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.96%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $2,942,961
    Collateral: U.S. Treasury Note
    $2,530,000, 6.75% due
    08/15/26, Value $3,065,581          $2,941,000          2,941,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,941,000)                                2,941,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $29,843,700)                             $32,744,885
OTHER ASSETS LESS LIABILITIES -- 0.26%                         83,873
                                                          -----------
NET ASSETS -- 100%                                        $32,828,758
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                             SUBADVISER'S COMMENTS

VONTOBEL USA, INC.
NEW YORK, NEW YORK

Investment Management

     Vontobel USA, Inc. ("Vontobel USA") became the subadviser on April 1, 1999. Vontobel USA manages approximately $1.8 billion and its normal investment minimum is $10 million.

Investment Objective

     The objective of the Enterprise International Growth Portfolio is to seek capital appreciation.

Investment Strategies

     The International Growth Portfolio invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.

2000 Performance Review

     Stocks struggled in 2000, driven primarily by steep losses in technology and telecommunications stocks. During 2000, the Portfolio gave back some of the massive out-performance that it experienced in 1999. The Portfolio had a total return of -17.21 percent during 2000 versus -13.96 percent for the MSCI EAFE Index.

     The past year saw big swings in foreign markets, reflecting shifting assessments of global-economic risks and changing appetites for growth stocks. During the first half of 2000, new economy shares in booming economic sectors, such as technology and telecommunications, continued their out-performance. However, the threat of higher interest rates soon led investors to question the lofty valuations on many of these stocks and triggered a rotation out of growth stocks. Markets remained extremely volatile through the summer and fall. Investors weighed the risk of high valuations against the threat of a global economic slowdown and corresponding pressure on corporate earnings. While the majority of the negative earnings news came from U.S. companies, these reports depressed markets worldwide. Further uncertainty was added by the surge in oil prices, the slide in the euro currency and profit and revenue warnings from high-profile technology companies, such as Intel Corporation and Microsoft Corporation.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                  INTERNATIONAL GROWTH                                  LIPPER INTERNATIONAL FUND
                                                        PORTFOLIO               MSCI EAFE INDEX*                 INDEX*
                                                  --------------------          ----------------        -------------------------
11/30/94                                                $ 10000                     $ 10000                     $ 10000
12/31/94                                                $ 10041                     $ 10063                     $  9867
12/31/95                                                $ 11510                     $ 11190                     $ 10855
12/31/96                                                $ 12967                     $ 11867                     $ 12422
12/31/97                                                $ 13648                     $ 12078                     $ 13322
12/31/98                                                $ 15672                     $ 14493                     $ 15009
12/31/99                                                $ 22273                     $ 18401                     $ 20687
12/31/00                                                $ 18441                     $ 15794                     $ 17642

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper International fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Emerging markets were the worst performing asset class in 2000. These markets have help up well economically. However, if investors are worried that the U.S. will have a recession, they are extremely worried that other areas will have a recession. Vontobel USA is optimistic about prospects for Latin America, where the major economies of Mexico and Brazil have enjoyed a good year both economically and politically.

     Vontobel USA expects Europe to show slow, steady growth, with relatively low inflation. Positive trends include continued restructuring, which is helping to create more focused companies, the deregulation of pension markets, allowing more money to flow into capital markets, and lower tax rates. The pace of change remains slow in Japan, where businesses need to be more exposed to market forces and shareholder demands. The economic recovery continues in the rest of Asia, where Vontobel USA believes valuations remain attractive.

     Looking ahead, Vontobel USA recognizes that markets could remain volatile as investors assess the earnings climate. Vontobel USA believes that this environment will make investors more discriminating in their choice of investments and will reward stock pickers who can identify companies with consistent, predictable and sustainable operating history. These will be the companies that are able to perform in any kind of economy.

     As with all international funds, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                   NUMBER OF SHARES OR
COMMON STOCKS -- 94.89%             PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
AUSTRALIA -- 3.80%
  Computershare Ltd.                      139,100        $    667,706
  Macquarie Bank Ltd.                      43,300             693,791
  Powerlan Ltd. (a)                       120,400              64,104
  Westfield Holdings                      157,858           1,181,412
  Woodside Petroleum                      147,700           1,211,804
                                                         ------------
                                                            3,818,817
DENMARK -- 2.44%
  H. Lundbeck                               6,200             608,857
  Novo Nordisk (Class B)                    3,500             627,931
  Vestas Wind Systems                      22,500           1,218,092
                                                         ------------
                                                            2,454,880
FINLAND -- 3.30%
  Nokia Corporation (Class A)
    (ADR)                                  53,300           2,318,550
  Oyj Hartwall                             29,000             558,235
  Sonera Oyj                               24,400             442,194
                                                         ------------
                                                            3,318,979
FRANCE -- 9.94%
  Altran Technologies                       7,000           1,584,093
  Axa                                      10,500           1,518,363
  CGIP                                     23,200           1,100,132
  Dassault Systemes                         7,300             500,393
  Hermes International                      4,770             675,885
  L'Oreal                                   6,000             514,384
  Publicis                                 17,000             574,508
  Societe Generale                         14,000             870,265
  Suez Lyonnaise des Eaux                   6,000           1,095,813
  TotalFinaElf                             10,500           1,561,744
                                                         ------------
                                                            9,995,580
GERMANY -- 5.07%
  Allianz                                   3,300           1,235,142
  Bayer                                    19,000             996,776
  Bayerische Motoren Werke                 22,600             740,627
  Epcos                                    10,000             868,575
  Muenchener Rueckvers                      3,500           1,252,353
                                                         ------------
                                                            5,093,473
HONG KONG -- 1.43%
  Dah Sing Financial Group                117,000             631,524
  Hutchison Whampoa Ltd.                   65,000             810,448
                                                         ------------
                                                            1,441,972
IRELAND -- 2.38%
  Allied Irish Banks                       55,200             642,727
  CRH                                      27,400             509,941
  Elan Corporation (ADR) (a)               26,600           1,245,212
                                                         ------------
                                                            2,397,880
ITALY -- 4.98%
  ENI                                     192,900           1,231,705
  Parmalat Finanz                         406,000             657,628
  Pininfarina                              30,000             464,805
  Pirelli                                 450,000           1,601,464
  TIM                                     131,300           1,047,971
                                                         ------------
                                                            5,003,573

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
JAPAN -- 16.27%
  Benesse Corporation                       9,500        $    352,344
  Eisai Company Ltd.                       21,000             734,780
  FANUC Ltd.                                6,800             462,176
  Fuji Photo Film Company                  11,000             459,937
  Fujitsu Support & Service Inc.            3,800             256,281
  Hoya Corporation                          9,000             661,302
  Kao Corporation                          27,000             784,115
  Murata Manufacturing Company
    Ltd.                                    9,900           1,160,427
  Nintendo Company Ltd.                     7,000           1,101,557
  Nippon TV Network                         1,050             355,450
  NTT Mobile Communication
    Network Inc.                               60           1,033,940
  Rohm Company Ltd.                         6,600           1,252,799
  Ryobin Keikaku Company Ltd.               9,000             344,821
  Secorn Company Ltd.                      14,000             912,351
  Seven Eleven Japan                       12,000             682,295
  Shin-Etsu Chemical Company Ltd.          27,000           1,039,188
  Takeda Chemical Industries               29,000           1,714,835
  TDK Corporation                           4,400             427,992
  TERUMO Corporation                       17,600             384,884
  Tokyo Broadcasting System Inc.           28,000             827,852
  Tokyo Electron Ltd.                      14,200             780,056
  Yasuda Fire & Marine Insurance
    Company Ltd.                          109,000             628,333
                                                         ------------
                                                           16,357,715
NETHERLANDS -- 7.42%
  Aegon                                    41,032           1,697,589
  Aegon (ADR)                              12,192             505,206
  ASM Lithography Holdings (a)             22,000             499,717
  Heineken                                 18,300           1,107,489
  ING Groep                                 9,500             758,956
  Nutreco Holding                          10,050             534,131
  Philips Electronics                      31,977           1,171,630
  Unilever                                 18,700           1,183,497
                                                         ------------
                                                            7,458,215
NORWAY -- 0.94%
  Tomra Systems                            48,800             948,504
SINGAPORE -- 2.19%
  Datacraft Asia Ltd.                      82,680             390,250
  DBS Group Holdings Ltd.                  67,200             760,462
  Singapore Press Holdings Ltd.            70,788           1,046,289
                                                         ------------
                                                            2,197,001
SPAIN -- 0.74%
  Telefonica (a)                           45,200             746,993
SWEDEN -- 6.31%
  ABB Ltd. (Class B)                        8,400             862,337
  Assa Abloy (Class B)                     76,117           1,487,825
  Drott (Class B)                          57,800             796,059
  Investor (Class B)                       52,200             779,765
  Modem Time Group (Class B) (a)           20,700             548,257
  NetCom (Class B) (a)                     18,400             764,149
  Nordbanken Holdings                     145,500           1,102,156
                                                         ------------
                                                            6,340,548
SWITZERLAND -- 9.73%
  Credit Suisse Group                      10,000           1,900,179
  Nestle                                      635           1,480,844
  Pharma Vision 2000 (a)                      600             433,093
  PSP Swiss Property (a)                    6,500             625,578
  Rieter Holdings                           3,400           1,034,117
  Roche Holdings (Bearer)                      47             582,824
  Roche Holdings (Genusschein)                230           2,342,711
  Schweizerische
    Rueckversicherungs-
    Gesellschaft                              579           1,387,757
                                                         ------------
                                                            9,787,103

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                   NUMBER OF SHARES OR
                                    PRINCIPAL AMOUNT        VALUE
                                   -------------------   ------------
UNITED KINGDOM -- 17.95%
  31 Group                                 49,400        $    914,484
  Amvescap                                 54,900           1,127,944
  Astrazeneca                              27,500           1,387,826
  Capita Group                            226,000           1,689,689
  CMG                                      76,950           1,029,817
  GlaxoSmithKline (a)                      38,700           1,093,707
  Granada Compass (a)                     138,300           1,506,538
  Hays                                    115,400             666,073
  HSBC Holdings                            89,700           1,321,165
  Logica                                   42,700           1,117,363
  Provident Financial                      42,200             624,076
  Prudential Corporation                   55,000             885,741
  Royal Bank of Scotland Group
    (AVS)                                  55,000              68,260
  Royal Bank of Scotland Group
    (ordinary)                             55,000           1,301,061
  Vodafone AirTouch                       580,946           2,132,631
  WPP Group                                90,500           1,180,031
                                                         ------------
                                                           18,046,406
TOTAL COMMON STOCKS
(IDENTIFIED COST $88,632,435)                              95,407,639
---------------------------------------------------------------------
PREFERRED STOCKS -- 0.78%
---------------------------------------------------------------------
GERMANY -- 0.78%
  Prosieben Media                          26,300             782,854
                                                         ------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $749,905)                                    782,854
---------------------------------------------------------------------
WARRANTS -- 0.68%
---------------------------------------------------------------------
SWITZERLAND -- 0.68%
  Zuercher Kantonalbank Call
    Warrant (a)(e)                        430,000             291,813
  Zuercher Kantonalbank Call
    Warrant (a)(i)                        690,000             183,046
  Zuercher Kantonalbank Call
    Warrant (a)(j)                        420,000             212,475
                                                         ------------
TOTAL WARRANTS
(IDENTIFIED COST $1,034,225)                                  687,334
---------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.37%
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01,
    Maturity Value $1,379,919
    Collateral: U.S. Treasury
    Bond $1,190,000 6.75% due
    08/15/26, Value $1,441,913         $1,379,000           1,379,000
                                                         ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,379,000)                                1,379,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $91,795,565)                            $ 98,256,827
OTHER ASSETS LESS LIABILITIES -- 2.28%                      2,293,612
                                                         ------------
NET ASSETS -- 100%                                       $100,550,439
=====================================================================

(a) Non-income producing security.
(ADR) American Depository Receipt.
(AVS) Additional Value Shares.
(e) The warrants entitle the Fund to purchase 1 share of UBS for every 20 warrants held and 275 CHF until August 17, 2001.
(i) The warrants entitle the Funds to purchase 1 share of Credit Suisse Group for every 50 warrants held and 350 CHF until October 19, 2001.
(j) The warrants entitle the Fund to purchase 1 share of Roche Holdings for every 1,000 warrants held and 17,250 CHF until June 15, 2001.
Industry classifications for the portfolio as a percentage of total market value at December 31, 2000 are as follows: (unaudited)

                      Industry
                      --------
Automobiles                                              2.82%
Banking                                                 10.72%
Beverages & Tobacco                                      1.68%
Building Materials & Components                          1.50%
Chemicals                                                2.06%
Commercial Services & Supplies                           4.32%
Communication Equipment                                  2.73%
Computers & Peripherals                                  0.26%
Construction Materials                                   0.51%
Diversified Financials                                   4.10%
Diversified Telecommunication Services                   2.03%
Electronic Components, Instruments                       3.41%
Food & Drug Retailing                                    0.69%
Food Products                                            3.89%
Health Care Equipment & Supplies                         1.06%
Hotels, Restaurants, & Leisure                           1.49%
Household Durables                                       1.18%
Household Products                                       0.79%
Industrial Conglomerates                                 1.11%
Insurance                                                9.19%
IT Consulting & Services                                 3.75%
Leisure Equipment & Products                             1.58%
Machinery                                                2.46%
Media                                                    5.34%
Multi-Utilities                                          1.10%
Oil & Gas                                                4.03%
Personal Products                                        0.52%
Pharmaceuticals                                         11.20%
Real Estate                                              2.64%
Semiconductor Equipment & Products                       3.73%
Software                                                 0.50%
Textiles & Apparels                                      1.03%
Wireless Telecommunication Services                      4.25%
Cash/Other                                               2.33%
                                                       ------
   Total                                               100.00%
                                                       ======

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                             SUBADVISERS' COMMENTS

OPCAP ADVISORS, INC.
NEW YORK, NEW YORK

SANFORD C. BERNSTEIN & CO., LLC
NEW YORK, NEW YORK

Investment Management

     OpCap Advisors, Inc. ("OpCap"), a wholly owned subsidiary of Oppenheimer Capital, manages approximately $40 billion for institutional clients, and its normal investment minimum is $20 million.

     Sanford C. Bernstein & Co., LLC (Sanford C. Bernstein"), which has approximately $85.8 billion in assets under management, became co-subadviser of the Portfolio on November 1, 1999. Bernstein's normal investment minimum is $5 million.

Investment Objective

     The objective of the Enterprise Managed Portfolio is to seek growth of capital over time.

Investment Strategies

     The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.

2000 Performance Review -- OpCap Advisors

     One of the Portfolio's top performers was Boeing Company, the aircraft and aerospace giant, which advanced 61 percent during the year, reflecting growing investor recognition of the turnaround in the company's commercial aircraft business. Commercial aircraft profit margins have increased significantly over the past two years, with prospects for further improvement. The company is generating free cash flow in an amount equivalent to approximately 8 percent of the stock price and using a substantial amount of that cash flow to repurchase shares. Although Boeing's fundamentals remain solid and OpCap continues to like the stock, OpCap trimmed the Portfolio's position in the fourth quarter in recognition that the P/E ratio is higher than at the start of the year, implying less near-term upside and more near-term price risk

2000 Performance Review -- Sanford C. Bernstein

     Security selection added to relative returns in the first half of 2000. Security selection within the energy sector detracted most, largely because the Portfolio avoided independents and oil service companies because they are extremely volatile and highly leveraged. These stocks outperformed, particularly in the first quarter, because their earnings are extremely sensitive to the price of oil. Many of the Portfolio's paper and chemical holdings in the industrial resources sector also under-performed, due to concerns about a U.S. economic slowdown and rising inventories in certain grades of paper. Offsetting this, however, was strong stock selection in technology. The Portfolio avoided, or under-weighted, most of the technology stocks that fell furthest this spring, while the semi-conductor and semi-conductor equipment companies that the Portfolio over-weighted, rallied strongly.

     The largest contributors to performance were the Portfolio's over-weighted positions in Advanced Micro Devices, Inc., Hewlett Packard Company, Intel Corporation, and Champion International, and the Portfolio's under-weight position in Yahoo!,

Inc. The largest detractors from performance were the Portfolio's over-weighted positions in Motorola, Inc. and Bristol-Myers Squibb Company, and the Portfolio's under-weighted positions in Micron Technology, Inc., and Pharmacia Corporation.

     Sector weights in the Sanford C. Bernstein portion of the Portfolio hurt performance. The Portfolio's under-weight of the strong consumer growth sector was the biggest detractor, despite positive security selection within the sector. The Portfolio's modest over-weight of consumer cyclicals was also a negative. Offsetting this was the positive impact of the Portfolio's over-weighted position in energy.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                        LIPPER FLEXIBLE PORTFOLIO
                                                    MANAGED PORTFOLIO            S&P 500 INDEX*                FUND INDEX*
                                                    -----------------            --------------         -------------------------
12/31/90                                                $ 10000                     $ 10000                     $ 10000
12/31/91                                                $ 14598                     $ 13047                     $ 12695
12/31/92                                                $ 17320                     $ 14041                     $ 13414
12/31/93                                                $ 19119                     $ 15456                     $ 15122
12/31/94                                                $ 19610                     $ 15660                     $ 14717
12/31/95                                                $ 28806                     $ 21546                     $ 18190
12/31/96                                                $ 35567                     $ 26492                     $ 20755
12/31/97                                                $ 44280                     $ 35330                     $ 24542
12/31/98                                                $ 47799                     $ 45423                     $ 28595
12/31/99                                                $ 52204                     $ 54976                     $ 31404
12/31/00                                                $ 52965                     $ 49971                     $ 31202

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Flexible Portfolio fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy -- Wellington Management Company, LLP

     Wellington Management Company, LLP ("Wellington Management"), OpCap's replacement as co-subadviser to the Enterprise Managed Portfolio, has approximately $274 billion in assets under management and its normal investment minimum for institutional clients is $20 million. Wellington Management became co-subadviser to the Enterprise Managed Portfolio on January 1, 2001.

     The slowdown in the U.S. economy from the 5 to 6 percent GDP growth-rate witnessed in the last two years is catching many by surprise, including the Fed, which changed its stance in December from a threat of inflation to a threat of recession. Although the U.S. economy should experience moderation from very high levels of spending on technology and other capital goods, a slowing consumer, and increased unemployment, Wellington Management does not believe recession is on the horizon and is positive for the outlook for the U.S. equity market in 2001. An easing Fed, falling energy prices, and lower long-term interest rates should trigger improving consumption levels in the U.S.

     Wellington Management remains cautious, however, on certain sectors of the U.S. economy. Excess inventory could continue to produce disappointing results in many areas of technology. Money-center banks, despite the possibility of lower interest rates, continue to present the risk of earnings shortfalls due to the magnitude of problem loans. Finally, Wellington Management remains cautious in biotechnology due to valuation concerns.

     The year 2000 was the beginning of what Wellington Management believes to be a longer-term rally in U.S. larger-capitalization stocks. A strengthening euro from the 2000 lows will boost larger-company profits, while a falling interest rate scenario is fundamentally positive for growth stocks. Going into the first quarter of 2001, Wellington Management remains cautious within the technology sector and is looking for stocks with prices that reflect realistic assumptions about growth.

Future Investment Strategy -- Sanford C. Bernstein

     Bernstein continues to see unusually large opportunities in the value realm. The Sanford C. Bernstein portion of Portfolio remains attractively priced, relative to the S&P 500, with P/E ratios and price-to-book ratios lower than that of the S&P 500, and with a higher dividend yield. The portion of the Portfolio subadvised by Sanford C. Bernstein has a weighted-average capitalization that is somewhat higher than that of the S&P 500, as well.

     The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                   NUMBER OF SHARES OR
STOCKS -- 83.17%                   PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------
AEROSPACE -- 2.37%
  Boeing Company                          465,300       $   30,709,800
  Honeywell International Inc.             41,900            1,982,394
  Northrop Grumman Corporation             21,400            1,776,200
                                                        --------------
                                                            34,468,394
AUTOMOTIVE -- 0.84%
  Delphi Automotive Systems
    Corporation                           225,100            2,532,375
  Ford Motor Company                      144,901            3,396,117
  Genuine Parts Company                   234,900            6,151,444
  Visteon Corporation                      15,306              176,019
                                                        --------------
                                                            12,255,955
BANKING -- 8.32%
  Bank of America Corporation             245,500           11,262,312
  Bank One Corporation                     73,700            2,699,263
  Chase Manhattan Corporation              62,800            2,853,475
  FleetBoston Financial
    Corporation                           404,800           15,205,300
  J. P. Morgan & Company Inc.              15,200            2,515,600
  M & T Bank Corporation                  415,000           28,220,000
  National City Corporation                37,300            1,072,375
  PNC Bank Corporation                    114,100            8,336,431
  Summit Bancorp                           33,000            1,260,188
  Wells Fargo & Company                   853,000           47,501,437
                                                        --------------
                                                           120,926,381
BIOTECHNOLOGY -- 0.49%
  Amgen Inc. (a)                           83,800            5,357,963
  Applera Corporation-Applied
    Biosystems Group                       18,400            1,730,750
                                                        --------------
                                                             7,088,713
BROADCASTING -- 0.37%
  Clear Channel Communications
    Inc. (a)                               21,700            1,051,094
  Time Warner Inc.                         27,900            1,457,496
  Viacom Inc. (a)                          62,500            2,921,875
                                                        --------------
                                                             5,430,465
CAPITAL GOODS &
  SERVICES -- 0.19%
  Cooper Industries Inc.                   58,600            2,691,938
CHEMICALS -- 2.11%
  Ashland Inc.                             93,100            3,341,359
  Dow Chemical Company                     25,000              915,625
  Du Pont (E. I.) de Nemours &
    Company                               391,200           18,899,850
  Union Carbide Corporation               138,700            7,463,794
                                                        --------------
                                                            30,620,628
COMPUTER HARDWARE -- 4.25%
  Cisco Systems Inc. (a)                  477,700           18,272,025
  Compaq Computer Corporation             271,200            4,081,560
  Dell Computer Corporation (a)           544,200            9,489,487
  EMC Corporation (a)                     182,200           12,116,300
  Hewlett-Packard Company                 252,600            7,972,688
  International Business
    Machines Corporation                  116,100            9,868,500
                                                        --------------
                                                            61,800,560
COMPUTER SERVICES -- 1.62%
  Advanced Micro Devices Inc.
    (a)                                    74,200            1,024,888
  America Online Inc. (a)                  95,500            3,323,400
  Electronic Data Systems
    Corporation                           117,000            6,756,750

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------   --------------
  Sabre Holdings Corporation
    (Class A) (a)                         152,491       $    6,576,174
  Sun Microsystems Inc. (a)               212,300            5,917,862
                                                        --------------
                                                            23,599,074
COMPUTER SOFTWARE -- 2.99%
  Computer Associates
    International Inc.                    475,000            9,262,500
  Compuware Corporation (a)               419,300            2,620,625
  Microsoft Corporation (a)               437,800           18,989,575
  Oracle Corporation (a)                  431,600           12,543,375
                                                        --------------
                                                            43,416,075
CONGLOMERATES -- 1.95%
  Minnesota Mining &
    Manufacturing Company                 179,400           21,617,700
  Textron Inc.                            145,000            6,742,500
                                                        --------------
                                                            28,360,200
CONSUMER PRODUCTS -- 0.51%
  Black & Decker Corporation               33,600            1,318,800
  Mattel Inc.                              77,000            1,111,880
  Procter & Gamble Company                 62,900            4,933,719
                                                        --------------
                                                             7,364,399
CRUDE & PETROLEUM -- 4.90%
  Anadarko Petroleum Corporation           57,800            4,108,424
  Chevron Corporation                     389,700           32,905,294
  Exxon Mobil Corporation                 255,677           22,227,919
  Texaco Inc.                              43,300            2,690,012
  Unocal Corporation                      240,000            9,285,000
                                                        --------------
                                                            71,216,649
ELECTRICAL EQUIPMENT -- 2.40%
  General Electric Company                728,700           34,932,056
ELECTRONICS -- 0.15%
  KLA-Tencor Corporation (a)               46,000            1,549,625
  Solectron Corporation (a)                19,000              644,100
                                                        --------------
                                                             2,193,725
ENERGY -- 1.54%
  AES Corporation (a)                      34,600            1,915,975
  Cinergy Corporation                     154,300            5,419,788
  El Paso Energy Corporation               28,800            2,062,800
  FirstEnergy Corporation                 235,200            7,423,500
  TXU Corporation                         124,600            5,521,337
                                                        --------------
                                                            22,343,400
ENTERTAINMENT & LEISURE -- 0.17%
  Walt Disney Company                      85,000            2,459,688
FINANCE -- 3.67%
  Household International Inc.            494,000           27,170,000
  Lehman Brothers Holdings Inc.           113,600            7,682,200
  Merrill Lynch & Company Inc.             63,200            4,309,450
  MGIC Investment Corporation              77,000            5,192,687
  Moody's Corporation                     114,800            2,948,925
  Morgan Stanley Dean Witter &
    Company                                76,200            6,038,850
                                                        --------------
                                                            53,342,112
FOOD, BEVERAGES & TOBACCO -- 2.36%
  Anheuser-Busch Companies, Inc.          111,800            5,086,900
  Coca-Cola Company                       151,800            9,250,312
  Conagra Inc.                            108,800            2,828,800
  Fortune Brands Inc.                      74,000            2,220,000
  General Mills Inc.                       41,100            1,831,519

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------   --------------
  Philip Morris Companies Inc.            288,300       $   12,685,200
  Unilever                                  7,000              440,563
                                                        --------------
                                                            34,343,294
HOTELS & RESTAURANTS -- 2.31%
  McDonald's Corporation                  987,400           33,571,600
INSURANCE -- 1.04%
  Aon Corporation                          55,300            1,894,025
  XL Capital Ltd. (Class A)               151,961           13,277,592
                                                        --------------
                                                            15,171,617
MANUFACTURING -- 1.64%
  ITT Industries Inc.                     615,000           23,831,250
MEDICAL SERVICES -- 0.19%
  UnitedHealth Group Inc.                  44,200            2,712,775
METALS & MINING -- 0.65%
  Alcoa Inc.                              283,000            9,480,500
MISC. FINANCIAL
  SERVICES -- 8.68%
  American Express Company                117,900            6,477,131
  Citigroup Inc.                          733,866           37,473,033
  Fannie Mae                              165,000           14,313,750
  Freddie Mac                             902,600           62,166,575
  John Hancock Financial
    Services Inc.                         149,500            5,624,937
                                                        --------------
                                                           126,055,426
MULTI-LINE INSURANCE -- 1.48%
  American General Corporation             97,500            7,946,250
  American International Group
    Inc.                                  114,600           11,295,263
  Lincoln National Corporation             48,900            2,313,581
                                                        --------------
                                                            21,555,094
OIL SERVICES -- 2.45%
  Amerada Hess Corporation                 98,800            7,218,575
  Conoco Inc. (Class B)                    50,600            1,464,237
  Halliburton Company                     200,000            7,250,000
  Occidental Petroleum
    Corporation                           289,300            7,015,525
  Phillips Petroleum Company              129,800            7,382,375
  Rowan Companies Inc.                     80,900            2,184,300
  Tosco Corporation                        90,000            3,054,375
                                                        --------------
                                                            35,569,387
PAPER & FOREST PRODUCTS -- 0.31%
  Georgia-Pacific Group                     1,163               36,210
  International Paper Company             110,400            4,505,700
                                                        --------------
                                                             4,541,910
PAPER PRODUCTS -- 0.47%
  Westvaco Corporation                    171,500            5,005,656
  Willamette Industries Inc.               38,200            1,793,013
                                                        --------------
                                                             6,798,669
PHARMACEUTICALS -- 8.81%
  Abbott Laboratories                      62,100            3,007,969
  American Home Products
    Corporation                           489,900           31,133,145
  Baxter International Inc.                97,700            8,628,131
  Bristol-Myers Squibb Company            286,900           21,212,669
  Eli Lilly & Company                      40,200            3,741,112
  Johnson & Johnson                       134,700           14,151,919
  Merck & Company Inc.                    276,300           25,868,587
  Pfizer Inc.                             318,700           14,660,200
  Pharmacia Corporation                    37,961            2,315,621
  Schering-Plough Corporation              56,400            3,200,700
                                                        --------------
                                                           127,920,053

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------   --------------
PROPERTY-CASUALTY INSURANCE -- 0.26%
  St. Paul Companies Inc.                  68,500       $    3,720,406
PUBLISHING -- 0.05%
  New York Times Company                   16,800              673,050
REAL ESTATE -- 0.00%
  Security Capital Group Inc.
    (Class A) (a)                               1                  990
  Security Capital Group Inc.
    (Class B) (a)                              48                  963
                                                        --------------
                                                                 1,953
RETAIL -- 4.57%
  CVS Corporation                         118,000            7,072,625
  Federated Department Stores
    Inc. (a)                              153,100            5,358,500
  Gap Inc.                                 29,200              744,600
  Home Depot Inc.                         119,800            5,473,362
  Kroger Company (a)                      890,000           24,085,625
  Limited Inc.                             27,400              467,513
  May Department Stores Company           198,800            6,510,700
  Target Corporation                       88,400            2,850,900
  TJX Companies Inc.                       48,500            1,345,875
  Wal-Mart Stores Inc.                    233,700           12,415,312
                                                        --------------
                                                            66,325,012
SAVINGS AND LOAN -- 0.76%
  Golden West Financial
    Corporation                            96,300            6,500,250
  Washington Mutual Inc.                   86,700            4,600,519
                                                        --------------
                                                            11,100,769
SEMICONDUCTORS -- 2.07%
  Applied Materials Inc. (a)               93,800            3,581,988
  Intel Corporation                       553,100           16,627,569
  LSI Logic Corporation (a)                59,600            1,018,564
  Texas Instruments Inc.                  186,300            8,825,962
                                                        --------------
                                                            30,054,083
TELECOMMUNICATIONS -- 2.89%
  AT&T Corporation                         56,800              983,350
  Avaya Inc. (a)                           12,183              125,637
  BellSouth Corporation                    19,500              798,281
  Lucent Technologies Inc.                 40,400              545,400
  QUALCOMM Inc. (a)                        31,600            2,597,125
  Qwest Communications
    International Inc. (a)                 13,142              538,822
  SBC Communications Inc.                 150,400            7,181,600
  Verizon Communications Inc.             497,716           24,948,015
  WorldCom Inc. (a)                       298,100            4,192,031
                                                        --------------
                                                            41,910,261
TRANSPORTATION -- 0.71%
  AMR Corporation (a)                     110,000            4,310,625
  Burlington Northern Santa Fe
    Corporation                             8,800              249,150
  Union Pacific Corporation               112,800            5,724,600
                                                        --------------
                                                            10,284,375
UTILITIES -- 2.00%
  Ameren Corporation                      153,200            7,095,075
  American Electric Power Inc.            158,700            7,379,550
  GPU Inc.                                183,500            6,755,094
  Xcel Energy Inc.                        270,877            7,872,363
                                                        --------------
                                                            29,102,082
WASTE MANAGEMENT -- 0.59%
  Waste Management Inc.                   307,100            8,522,025

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------   --------------
WIRELESS COMMUNICATIONS -- 0.04%
  Motorola Inc.                            29,200       $      591,300
                                                        --------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $1,037,299,094)                         1,208,347,303
----------------------------------------------------------------------
FOREIGN STOCKS -- 1.62%
----------------------------------------------------------------------
CRUDE & PETROLEUM -- 0.59%
  Royal Dutch Petroleum Company
    (ADR)                                 140,800            8,527,200
MANUFACTURING -- 0.48%
  Tyco International Ltd.                 126,400            7,015,200
TELECOMMUNICATIONS -- 0.55%
  Nortel Networks Corporation             250,900            8,044,481
                                                        --------------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $22,035,299)                               23,586,881
----------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES -- 6.88%
----------------------------------------------------------------------
  Fannie Mae Discount Note
    5.85% due 01/02/01                $10,000,000            9,998,375
  Federal Home Loan Bank
    Discount Note
    6.21% due 01/02/01                 90,000,000           89,984,475
                                                        --------------
TOTAL SHORT-TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $99,982,850)                               99,982,850
----------------------------------------------------------------------
COMMERCIAL PAPER -- 5.50%
----------------------------------------------------------------------
  American Express Credit
    Corporation
    6.56% due 01/04/01                 30,000,000           29,983,600
  General Electric Capital
    Corporation
    6.54% due 01/09/01                 25,000,000           24,963,667
  General Motors Acceptance
    Corporation
    6.32% due 01/02/01                 25,000,000           24,995,611
                                                        --------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $79,942,878)                               79,942,878
----------------------------------------------------------------------

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------   --------------
REPURCHASE AGREEMENT -- 2.35%
----------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 6.00%
  due 01/02/01 Maturity Value
  $34,079,705 Collateral: U.S.
  Treasury Bond $20,710,000,
  8.125% due 08/15/19, Value
  $28,157,783 and U.S. Treasury
  Bond $5,435,000, 8.125% due
  08/15/19, Value $7,389,549          $34,057,000       $   34,057,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $34,057,000)                               34,057,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,273,317,121)                        $1,445,916,912
OTHER ASSETS LESS LIABILITIES -- 0.48%                       6,946,808
                                                        --------------
NET -- ASSETS 100%                                      $1,452,863,720
======================================================================

(a)  Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               BALANCED PORTFOLIO

                             SUBADVISER'S COMMENTS

MONTAG & CALDWELL, INC.
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell, Inc. ("Montag & Caldwell"), which has approximately $29.1 billion in assets under management, became subadviser to the Portfolio on July 15, 1999. Montag & Caldwell's normal investment minimum for a separate account is $40 million.

Investment Objective

     The Enterprise Balanced Portfolio seeks long-term total return.

Investment Strategies

     Generally, between 55 percent and 75 percent of the Balanced Portfolio's total assets will be invested in equity securities, and at least 25 percent of the Balanced Portfolio's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the Portfolio Manager's assessment of the return potential of each asset class. For equity investments, the Portfolio Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Portfolio Manager will seek to maintain the Portfolio's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.

2000 Performance Review

     The year 2000 was the first full year of operations for the Portfolio.

     The Enterprise Balanced Portfolio had a total return of -0.49 percent for 2000 versus -9.11 percent for the S&P 500. Political uncertainty and slowing corporate profit growth contributed to a volatile and weaker stock market environment in the closing months of 2000, and a negative year overall. Shares of the highest quality companies that can achieve double-digit profit growth experienced relative strength during the turbulent stock market environment of the last several months. The Portfolio's healthcare and financial stocks increased in value during the year and its consumer staple holdings showed little change. The Portfolio's position in technology stocks recorded a smaller decline in value than did the S&P Technology Sector.

     A decline in the Balanced Portfolio's equity holdings was offset by a gain in its bonds. Bonds outperformed stocks for the first time in several years, as evidence of a slowdown in the U.S. economy allowed interest rates to move lower.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                                                          LIPPER BALANCED FUND
                                                   BALANCED PORTFOLIO            S&P 500 INDEX*                  INDEX*
                                                   ------------------            --------------           --------------------
7/31/99                                                 $ 10000                     $ 10000                     $ 10000
12/31/99                                                $ 10766                     $ 11117                     $ 10460
12/31/00                                                $ 10713                     $ 10105                     $ 10710

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Balanced Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Montag & Caldwell believes slowing corporate profit growth should produce further stock market volatility in 2001. However, as it becomes more evident that U.S. economic and corporate profit growth will be sustained and that inflation will moderate, Montag & Caldwell believes that the broader stock market indices, such as the S&P 500, will have an upward bias and achieve positive returns in 2001.

     Corporate profit growth will be challenging in 2001 because the economy was so strong in the beginning of 2000, while costs have increased and price increases have been difficult for most companies to implement. Montag & Caldwell expects S&P 500 earnings to rise about 5 percent, but the above factors may contribute to even less growth. In this economic setting, Montag & Caldwell believes the shares of the highest quality companies that can achieve double-digit profit growth will excel. Montag & Caldwell believes the Portfolio holds shares of such companies and is well positioned to achieve positive returns in 2001. Good quality holdings in the healthcare, consumer staple, financial service and technology industries are particularly attractive at this time.

     Montag & Caldwell anticipates additional positive returns from bonds in 2001 as the pace of economic activity slows. Therefore, the Portfolio is currently slightly longer in duration than the benchmark indices. As the shape of the Treasury yield curve has been reverting to its normal upwardly sloping shape, Montag & Caldwell is emphasizing intermediate maturities. This maturity range typically performs well as the yield curve steepens, which is likely to occur if the Fed lowers interest rates, as Montag & Caldwell expects.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

         DOMESTIC COMMON            NUMBER OF SHARES OR
         STOCKS -- 60.77%            PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
BANKING -- 1.90%
  Wells Fargo & Company                      5,865        $   326,607
BUSINESS SERVICES -- 1.71%
  Interpublic Group of Companies
    Inc.                                     6,900            293,681
COMPUTER HARDWARE -- 3.04%
  Cisco Systems Inc. (a)                     6,600            252,450
  Hewlett-Packard Company                    8,510            268,597
                                                          -----------
                                                              521,047
COMPUTER SERVICES -- 4.95%
  America Online Inc. (a)                    5,900            205,320
  Electronic Data Systems
    Corporation                             11,155            644,201
                                                          -----------
                                                              849,521
COMPUTER SOFTWARE -- 1.32%
  Electronic Arts Inc. (a)                   2,600            110,825
  Oracle Corporation (a)                     4,000            116,250
                                                          -----------
                                                              227,075
CONSUMER PRODUCTS -- 6.54%
  Colgate-Palmolive Company                  3,335            215,274
  Gillette Company                          12,075            436,210
  Procter & Gamble Company                   6,000            470,625
                                                          -----------
                                                            1,122,109
ELECTRICAL EQUIPMENT -- 0.51%
  General Electric Company                   1,840             88,205
ELECTRONICS -- 1.19%
  Solectron Corporation (a)                  6,000            203,400
ENTERTAINMENT & LEISURE -- 1.62%
  Walt Disney Company                        9,600            277,800
FOOD, BEVERAGES & TOBACCO -- 6.37%
  Coca-Cola Company                         11,845            721,804
  PepsiCo Inc.                               7,500            371,719
                                                          -----------
                                                            1,093,523
HEALTH CARE -- 1.98%
  Medtronic Inc.                             5,635            340,213
HOTELS & RESTAURANTS -- 5.22%
  Marriott International Inc.
    (Class A)                                9,890            417,853
  McDonald's Corporation                    14,030            477,020
                                                          -----------
                                                              894,873
MISC. FINANCIAL SERVICES -- 4.04%
  American Express Company                   3,565            195,852
  Citigroup Inc.                             9,736            497,145
                                                          -----------
                                                              692,997
MULTI-LINE INSURANCE -- 2.89%
  American International Group
    Inc.                                     2,950            290,759
  Marsh & McLennan Companies, Inc.           1,750            204,750
                                                          -----------
                                                              495,509
PHARMACEUTICALS -- 13.04%
  Bristol-Myers Squibb Company               5,980            442,146
  Johnson & Johnson                          4,600            483,287
  Pfizer Inc.                               12,075            555,450
  Pharmacia Corporation                      7,500            457,500
  Schering-Plough Corporation                5,290            300,208
                                                          -----------
                                                            2,238,591

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   -----------
RETAIL -- 3.53%
  Costco Wholesale Corporation (a)           6,900        $   275,569
  Home Depot Inc.                            7,225            330,092
                                                          -----------
                                                              605,661
TELECOMMUNICATIONS -- 0.92%
  Tellabs Inc. (a)                           2,800            158,200
                                                          -----------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $9,609,999)                               10,429,012
---------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 11.51%
---------------------------------------------------------------------
BANKING -- 1.47%
  Discover Card Master Trust I
    5.85% due 01/17/06                  $  100,000             99,798
  Nationsbank Corporation
    7.00% due 05/15/03                     150,000            152,036
                                                          -----------
                                                              251,834
ENERGY -- 1.01%
  Peco Energy Transport Trust
    6.05% due 03/01/09                     175,000            173,603
FINANCE -- 2.71%
  Ford Motor Credit Company
    7.00% due 09/25/01                     100,000            100,505
  Ford Motor Credit Company
    7.75% due 03/15/05                      75,000             77,323
  National Rural Utilities
    Cooperative Finance
    5.75% due 11/01/08                     150,000            140,703
  Sears Roebuck Acceptance
    Corporation
    6.70% due 11/15/06                     150,000            145,891
                                                          -----------
                                                              464,422
MANUFACTURING -- 1.26%
  Honeywell International Inc.
    7.50% due 03/01/10                     200,000            215,810
MISC. FINANCIAL SERVICES -- 1.20%
  Goldman Sachs Group Inc.
    7.50% due 01/28/05                     200,000            206,484
OIL SERVICES -- 1.15%
  Conoco Inc.
    5.90% due 04/15/04                     200,000            198,014
PHARMACEUTICALS -- 0.73%
  Warner Lambert Company
    5.75% due 01/15/03                     125,000            124,901
RETAIL -- 0.91%
  Wal-Mart Stores Inc.
    6.875% due 08/10/09                    150,000            156,733
TELECOMMUNICATIONS -- 1.07%
  Bellsouth Capital Funding
    Corporation
    7.75% due 02/15/10                     175,000            183,161
                                                          -----------
TOTAL CORPORATE BONDS AND NOTES
(IDENTIFIED COST $1,912,262)                                1,974,962
---------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                       BALANCED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                    NUMBER OF SHARES OR
      FOREIGN STOCK -- 1.08%         PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 1.08%
  Nokia Corporation (Class A)
    (ADR)                                    4,255        $   185,093
                                                          -----------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $159,953)                                    185,093
---------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 17.45%
---------------------------------------------------------------------
FANNIE MAE -- 3.29%
  5.75% due 04/15/03                    $  250,000            250,864
  7.00% due 07/15/05                       300,000            314,843
                                                          -----------
                                                              565,707
FEDERAL HOME LOAN BANKS -- 0.58%
  5.125% due 04/17/01                      100,000             99,694
FREDDIE MAC -- 2.82%
  6.25% due 10/15/02                       200,000            202,173
  5.125% due 10/15/08                       50,000             47,307
  6.625% due 09/15/09                      225,000            233,893
                                                          -----------
                                                              483,373
U.S. TREASURY BONDS -- 7.74%
  7.25% due 05/15/16                       250,000            294,313
  8.125% due 08/15/19                      300,000            387,772
  8.00% due 11/15/21                       200,000            258,781
  6.25% due 08/15/23                       250,000            270,366
  6.875% due 08/15/25                      100,000            116,950
                                                          -----------
                                                            1,328,182
U.S. TREASURY NOTES -- 3.02%
  5.75% due 08/15/03                       325,000            329,824
  7.875% due 11/15/04                      100,000            109,449
  6.25% due 02/15/07                        75,000             79,257
                                                          -----------
                                                              518,530
                                                          -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(IDENTIFIED COST $2,848,364)                                2,995,486
---------------------------------------------------------------------

                                    NUMBER OF SHARES OR
  REPURCHASE AGREEMENT -- 8.61%      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement
    6.00% due 01/02/01
    Maturity Value $1,478,985
    Collateral: U.S. Treasury Bond
    $1,290,000, 6.625% due
      02/15/27,
    Value $1,542,528                    $1,478,000        $ 1,478,000
                                                          -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $1,478,000)                                1,478,000
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $16,008,578)                              17,062,553
OTHER ASSETS LESS LIABILITIES -- 0.58%                        100,371
                                                          -----------
NET ASSETS -- 100%                                        $17,162,924
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                             SUBADVISER'S COMMENTS

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

Investment Management

     Caywood-Scholl Capital Management ("Caywood-Scholl") has been subadviser to the Enterprise High-Yield Bond Portfolio since November 19, 1994. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $1 million.

Investment Objective

     The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income.

Investment Strategies

     The High-Yield Bond Portfolio invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Portfolio's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Portfolio's assets may include:
(1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.

2000 Performance Review

     The Enterprise High-Yield Bond Portfolio had a total return for the year of -2.52 percent compared with -3.79 percent for the Merrill Lynch High Yield Index, 4.05 percent for the Lehman BB Index and -8.38 percent for the Lipper High Yield Index.

     The year 2000 was a difficult year for the high-yield market. As the broader markets discounted slowing economic conditions, reduced levels of corporate profitability and reduced liquidity, Caywood-Scholl witnessed a dramatic reduction in demand for lower rated securities. More specific to the high-yield market was a rise in overall default rates coupled with mutual fund outflows. As a result, Caywood-Scholl saw valuations drift to their lowest levels since 1991. Caywood-Scholl believes that the market was dramatically oversold.

     On a relative basis, the Enterprise High-Yield Bond Portfolio enjoyed a successful year. The out-performance was achieved mostly by minimizing the number of deteriorating credits in the Portfolio. The over-weighting of the energy, gaming, healthcare and utility sectors all had a positive contribution to the Portfolio's relative performance. During the year, Caywood-Scholl upgraded the Portfolio's telecommunications exposure.

                         GROWTH OF A $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                                              LEHMAN HIGH YIELD BB       LIPPER HIGH YIELD BOND
                                                HIGH-YIELD BOND PORTFOLIO          BOND INDEX*                 FUND INDEX*
                                                -------------------------     --------------------       ----------------------
11/30/94                                                  10000                       10000                       10000
12/31/94                                                  10110                       10079                       10025
12/31/95                                                  11789                       12281                       11767
12/31/96                                                  13316                       13376                       13296
12/31/97                                                  15098                       15876                       15047
12/31/98                                                  15638                       15955                       15035
12/31/99                                                  16242                       16254                       15754
12/31/00                                                  15833                       16912                       14225

             Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           * The Lehman Brothers High-Yield BB Bond Index is an unmanaged index of fixed rate, public non-convertible securities that are rated Ba1 or lower by Moody's Investor Services, or BB+ or lower by Standard & Poors if a Moody's rating is not available. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper High Current Yield Bond Fund Index is an unmanaged index of the 30 largest funds based on total year-end net asset value, in the Lipper High Current Yield Bond fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

Future Investment Strategy

     Caywood-Scholl's outlook for 2001 is bullish, but with the expectation of volatility. Presently, the Portfolio is in the process of correcting from an oversold market. The near-term bullishness may get a dose of reality when the fourth quarter earnings are revealed, which are likely to be bleak. The poor earnings could be met with further earnings expectation reductions from Wall Street, which will damage confidence. Another rate cut by the Fed will help allay fears, but the effects of rate cuts have lags. This means first quarter earnings comparisons will also be weak, especially considering the strength of last year's first quarter. Caywood-Scholl believes the market will be willing to overlook the current economic weakness as long as it is perceived the Fed is on the job. Therefore, with the Fed adding liquidity, Caywood-Scholl believes high-yield assets will outperform.

     There are specific risks associated with the types of bonds held in the Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

     The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                  NUMBER OF SHARES OR
CORPORATE BONDS -- 74.58%          PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------
AEROSPACE -- 0.28%
  BE Aerospace Inc. 9.50% due
    11/01/08                          $  250,000        $   248,125
AIRLINES -- 1.12%
  Northwest Airlines Inc. 8.52%
    due 04/07/04                       1,000,000            989,376
APPAREL & TEXTILES -- 1.00%
  Fruit of the Loom Inc. 8.875%
    due 04/15/06 (b)                     300,000             15,000
  Levi Strauss & Company 6.80%
    due 11/01/03                         250,000            215,000
  Levi Strauss & Company 7.00%
    due 11/01/06                         500,000            392,500
  VF Corporation 8.50% due
    10/01/10 (144A)                      250,000            259,848
                                                        -----------
                                                            882,348
AUTOMOTIVE -- 1.44%
  Avis Group Holdings Inc.
    11.00% due 05/01/09                  650,000            700,375
  Budget Group Inc. 9.125% due
    04/01/06                             700,000            189,000
  Sonic Automotive Inc. (Series
    B) 11.00% due 08/01/08               450,000            382,500
                                                        -----------
                                                          1,271,875
BANKING -- 0.93%
  Bay View Capital Corporation
    9.125% due 08/15/07                  477,000            305,280
  Western Financial Savings Bank
    Orange California 8.50% due
    07/01/03                             550,000            517,688
                                                        -----------
                                                            822,968
BROADCASTING -- 6.37%
  Allbritton Communications
    Company (Series B) 8.875%
    due 02/01/08                         400,000            376,000
  Echostar DBS Corporation
    9.375% due 02/01/09                1,150,000          1,115,500
  Fox Family Worldwide Inc.
    0/10.25% due 11/01/07 (c)          1,650,000          1,558,750
  Fox Sports Networks LLC
    0/9.75% due 08/15/07 (c)           2,000,000          1,760,000
  Liberty Media Group 7.875% due
    07/15/09                             100,000             98,494
  Sinclair Broadcast Group Inc.
    8.75% due 12/15/07                   800,000            716,000
                                                        -----------
                                                          5,624,744
BUILDING & CONSTRUCTION -- 2.18%
  American Standard Inc. 7.375%
    due 02/01/08                         525,000            493,500
  Building Materials Corporation
    America (Series B) 7.75% due
    07/15/05                             550,000            137,500
  Integrated Electrical Services
    9.375% due 02/01/09                  650,000            578,500
  Nortek Inc. 8.875% due
    08/01/08                             400,000            354,000
  Nortek Inc. (Series B) 9.125%
    due 09/01/07                         400,000            361,000
                                                        -----------
                                                          1,924,500
BUSINESS SERVICES -- 0.74%
  United Rentals Inc. (Series B)
    8.80% due 08/15/08                   875,000            656,250

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
CABLE -- 5.69%
  Adelphia Communications
    Corporation 8.125% due
    07/15/03                          $  100,000        $    93,000
  Adelphia Communications
    Corporation 9.50% due
    03/01/05                             400,000            374,000
  Adelphia Communications
    Corporation 7.875% due
    05/01/09                             250,000            203,750
  Adelphia Communications
    Corporation (Series B)
    10.50% due 07/15/04                  850,000            839,375
  Adelphia Communications
    Corporation (Series B)
    0/9.05% due 01/15/08 (c)             850,000            327,250
  Charter Communication Holdings
    8.25% due 04/01/07                 1,775,000          1,606,375
  Charter Communications
    Holdings 10.00% due 04/01/09         400,000            388,000
  Mediacom LLC/Mediacom Capital
    Corporation (Series B) 8.50%
    due 04/15/08                         550,000            503,250
  Williams Communications
    Corporation 10.70% due
    10/01/07                             900,000            693,000
                                                        -----------
                                                          5,028,000
CHEMICALS -- 0.44%
  Huntsman Polymers Corporation
    11.75% due 12/01/04                  250,000            192,500
  Kaiser Aluminum & Chemical
    Corporation 10.875% due
    10/15/06                             150,000            117,000
  Pioneer Americas Acquisition
    Corporation (Series B) 9.25%
    due 06/15/07 (b)                  $  450,000             81,000
                                                        -----------
                                                            390,500
COMMUNICATIONS -- 2.69%
  Globalstar Telecommunications
    (Wts) (a) (144A)                         450                  0
  Level 3 Communications Inc.
    9.125% due 05/01/08               $  625,000            504,688
  Level 3 Communications Inc.
    0/10.50% due 12/01/08 (c)            500,000            270,000
  Loral Space & Communication
    Ltd. 9.50% due 01/15/06              200,000            134,000
  Loral Space & Communication
    Ltd. 0/12.50% due 01/5/07
    (c)                               $1,350,000            351,000
  Loral Space & Communication
    Ltd. (Wts) (a)                           600                921
  Metromedia Fiber Network Inc.
    10.00% due 11/15/08               $  350,000            290,500
  Metromedia Fiber Network Inc.
    10.00% due 12/15/09                1,000,000            830,000
                                                        -----------
                                                          2,381,109
COMPUTER SOFTWARE -- 0.25%
  North Point Communications
    12.875% due 02/15/10 (k)             900,000             63,000
  PSINet Inc. 10.50% due
    12/01/06                             600,000            156,000
                                                        -----------
                                                            219,000
CONSUMER PRODUCTS -- 2.60%
  Chattern Inc. (Series B)
    8.875% due 04/01/08                  750,000            562,500

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
  Corning Consumer Products
    Company (Series B) 9.625%
    due 05/01/08                      $  350,000        $    77,000
  French Fragrances Inc. (Series
    B) 10.375% due 05/15/07              350,000            318,500
  French Fragrances Inc. (Series
    D) 10.375% due 05/15/07              200,000            182,000
  Scotts Company 8.625% due
    01/15/09 (144A)                      300,000            291,000
  Sealy Mattress Company (Series
    B) 0/10.875% due 12/15/07
    (c)                                1,150,000            862,500
                                                        -----------
                                                          2,293,500
CONTAINERS/PACKAGING -- 0.82%
  Owens Illinois Inc. 8.10% due
    05/15/07                             550,000            297,000
  Owens Illinois Inc. 7.35% due
    05/15/08                             800,000            424,000
                                                        -----------
                                                            721,000
CRUDE & PETROLEUM -- 0.69%
  Premcor Refining Group Inc.
    8.875% due 11/15/07                  350,000            192,500
  Premcor USA Inc. 10.875% due
    12/01/05                             800,000            416,000
                                                        -----------
                                                            608,500
DRUGS & MEDICAL PRODUCTS -- 1.09%
  King Pharmaceuticals Inc.
    10.75% due 02/15/09                  917,000            967,435
ELECTRONICS -- 0.06%
  Axiohm Transaction Solutions
    9.75% due 10/01/07 (b)               500,000             55,000
ENERGY -- 2.73%
  Calpine Corporation 7.75% due
    04/15/09                             400,000            372,500
  Calpine Corporation 8.625% due
    08/15/10                           1,100,000          1,065,347
  CMS Energy Corporation 7.50%
    due 01/15/09                         450,000            412,736
  Ocean Energy Inc. (Series B)
    8.375% due 07/01/08                  550,000            559,625
                                                        -----------
                                                          2,410,208
FINANCE -- 1.38%
  RBF Finance Company 11.00% due
    03/15/06                           1,050,000          1,215,375
FOOD, BEVERAGES & TOBACCO -- 3.04%
  Canandaigua Brands Inc. 8.625%
    due 08/01/06                         750,000            763,125
  Canandaigua Brands Inc. 8.50%
    due 03/01/09                         400,000            391,000
  NBTY Inc. (Series B) 8.625%
    due 09/15/07                         800,000            664,000
  Stater Brothers Holdings Inc.
    10.75% due 08/15/06                  850,000            697,000
  Twin Laboratories Inc. 10.25%
    due 05/15/06                         260,000            169,000
                                                        -----------
                                                          2,684,125
GAMING -- 1.89%
  Boyd Gaming Corporation 9.50%
    due 07/15/07                         350,000            309,750
  Circus Circus Enterprises Inc.
    9.25% due 12/01/05                   400,000            390,000
  Mirage Resorts Inc. 6.75% due
    08/01/07                             200,000            187,953

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
  Station Casinos Inc. 9.875%
    due 07/01/10                      $  250,000        $   256,563
  Trump Atlantic City Associates
    11.25% due 05/01/06                  800,000            524,000
                                                        -----------
                                                          1,668,266
HEALTH CARE -- 3.08%
  Columbia/HCA Healthcare
    Corporation 7.15% due
    03/30/04                             300,000            293,606
  Columbia/HCA Healthcare
    Corporation 6.91% due
    06/15/05                             300,000            289,073
  Columbia/HCA Healthcare
    Corporation 7.25% due
    05/20/08                             200,000            190,819
  Dade International Inc.
    (Series B) 11.125% due
    05/01/06                          $  500,000            120,000
  Fresenius Medical Care Capital
    Trust (Preferred Stock)                  150            144,000
  HCA -- The Healthcare Company
    8.75% due 09/01/10                $  500,000            527,981
  Healthsouth Corporation 10.75%
    due 10/01/08 (144A)                  500,000            525,035
  Quest Diagnostics Inc. 10.75%
    due 12/15/06                         600,000            631,500
                                                        -----------
                                                          2,722,014
HOTELS & RESTAURANTS -- 4.11%
  Foodmaker Corporation (Series
    B) 9.75% due 11/01/03                250,000            253,615
  Foodmaker Inc. 8.375% due
    04/15/08                           1,050,000            987,000
  Hammon (John Q.) Hotels 8.875%
    due 02/15/04                         250,000            226,250
  Host Marriot 8.375% due
    02/15/06                             500,000            485,000
  Mandalay Resort Group 10.25%
    due 08/01/07                         250,000            246,875
  MGM Grand Inc. 9.75% due
    06/01/07                             850,000            888,250
  Sbarro Inc. 11.00% due
    09/15/09                              50,000             50,063
  Station Casinos Inc. 8.875%
    due 12/01/08                         500,000            490,000
                                                        -----------
                                                          3,627,053
MACHINERY -- 0.44%
  Columbus McKinnon Corporation
    8.50% due 04/01/08                   500,000            393,750
MEDICAL INSTRUMENTS -- 1.55%
  Charles River Labs Inc. 13.50%
    due 10/01/09                      $  162,500            170,625
  Charles River Labs Inc. (Wts)
    (a) (144A)                               250             42,152
  Fisher Scientific
    International Inc. 9.00% due
    02/01/08                          $1,250,000          1,159,375
                                                        -----------
                                                          1,372,152
MEDICAL SERVICES -- 3.37%
  Lifepoint Hospitals Holdings
    Inc. 10.75% due 05/15/09             150,000            162,750
  Tenet Healthcare Corporation
    8.125% due 12/01/08                  450,000            454,500
  Tenet Healthcare Corporation
    9.25% due 09/01/10                   600,000            651,750
  Triad Hospitals Holdings Inc.
    11.00% due 05/15/09                  900,000            950,625
  Warner Chilcott Inc. 12.625%
    due 02/15/08 (144A)                  750,000            757,500
                                                        -----------
                                                          2,977,125

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
OIL SERVICES -- 1.67%
  EOTT Energy Partners LP 11.00%
    due 10/01/09                      $  250,000        $   258,750
  Nuevo Energy Company 9.50% due
    06/01/08                             250,000            252,500
  Pioneer Natural Resources
    Company 9.625% due 04/01/10          900,000            960,804
                                                        -----------
                                                          1,472,054
PAPER & FOREST PRODUCTS -- 0.43%
  Buckeye Cellulose Corporation
    8.50% due 12/15/05                   400,000            378,500
PRINTING & PUBLISHING -- 0.70%
  Nebraska Book Company Inc.
    8.75% due 02/15/08                   750,000            615,000
RETAIL -- 1.75%
  Boyds Collection Ltd. 9.00%
    due 05/15/08                         200,000            189,250
  Buhrmann U.S. Inc. 12.25% due
    11/01/09                             325,000            326,625
  Cole National Group Inc.
    8.625% due 08/15/07                  850,000            586,500
  Michaels Stores Inc. 10.875%
    due 06/15/06                         200,000            200,000
  Saks Inc. 8.25% due 11/15/08           400,000            240,000
                                                        -----------
                                                          1,542,375
TELECOMMUNICATIONS -- 11.95%
  Crown Castle International
    Corporation 0/10.625% due
    11/15/07 (c)                       1,400,000          1,120,000
  Crown Castle International
    Corporation 9.00% due
    05/15/11                          $  400,000            387,000
  E. Spire Communications Inc.
    (Wts) (a) (144A)                         300                  0
  Firstworld Communications Inc.
    (Wts) (a)                                300              1,302
  Intermedia Communications Inc.
    (Series B) 0/11.25% due
    07/15/07 (c)                      $  250,000            150,000
  Intermedia Communications Inc.
    (Series B) 8.50% due
    01/15/08                             525,000            367,500
  McLeodUSA Inc. 0/10.50% due
    03/01/07 (c)                         600,000            498,000
  McLeodUSA Inc. 8.125% due
    02/15/09                           1,100,000            946,000
  Nextel Communications 0/10.65%
    due 09/15/07 (c)                     900,000            711,000
  Nextel Communications 0/9.75%
    due 10/31/07 (c)                     800,000            592,000
  Nextel Communications 0/9.95%
    due 02/15/08 (c)                     700,000            511,000
  Nextlink Communications
    0/9.45% due 04/15/08 (c)           1,300,000            676,000
  Nextlink Communications 10.75%
    due 11/15/08                         750,000            618,750
  NTL Communications Corporation
    11.875% due 10/01/10 (144A)          250,000            222,500
  Panamsat Corporation 6.375%
    due 01/15/08                       1,000,000            900,133
  Pathnet Inc. 12.25% due
    04/15/08                          $  250,000             32,500
  Pathnet Inc. (Wts) (a) (d)                 250                  0
  RCN Corporation 0/11.125% due
    10/15/07 (c)                      $  750,000            312,500
  Sprint Spectrum LP 0/12.50%
    due 08/15/06 (c)                     450,000            447,750
  Telecorp Pcs Inc. 10.625% due
    07/15/10                             900,000            913,500

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
  Triton Pcs Inc. 0/11.00% due
    05/01/08 (c)                      $  250,000        $   197,500
  Williams Communications Group
    11.70% due 08/01/08                  575,000            460,000
  Winstar Communications Inc.
    12.75% due 04/15/10                  750,000            495,000
                                                        -----------
                                                         10,559,935
TEXTILES -- 2.40%
  Phillips Van Heusen
    Corporation 9.50% due
    05/01/08                             900,000            837,000
  Polymer Group Inc. (Series B)
    9.00% due 07/01/07                   525,000            346,500
  Polymer Group Inc. (Series B)
    8.75% due 03/01/08                   250,000            160,000
  Westpoint Stevens Inc. 7.875%
    due 06/15/08                       1,075,000            774,000
                                                        -----------
                                                          2,117,500
TRAVEL/ENTERTAINMENT/LEISURE -- 0.28%
  International Game Technology
    7.875% due 05/15/04                  250,000            250,000
UTILITIES -- 2.28%
  AES Corporation 9.50% due
    06/01/09                             600,000            621,000
  AES Corporation 9.375% due
    09/15/10                             400,000            409,000
  Azurx Corporation 10.375% due
    02/15/07                             650,000            640,250
  Ferrellgas Partners LP (Series
    B) 9.375% due 06/15/06               300,000            279,000
  Midland Funding Corporation
    (Series C-94) 10.33% due
    07/23/02                              64,370             65,979
                                                        -----------
                                                          2,015,229
WASTE MANAGEMENT -- 1.12%
  Allied Waste North America
    Inc. 7.625% due 01/01/06             600,000            568,500
  Allied Waste North America
    Inc. 7.875% due 01/01/09             450,000            417,375
                                                        -----------
                                                            985,875
WIRELESS COMMUNICATIONS -- 2.02%
  Leap Wireless International
    Inc. 12.50% due 04/15/10             450,000            261,000
  Leap Wireless International
    Inc. (Wts) (a) (144A)                  4,500              2,250
  Nextel Communications 9.375%
    due 11/15/09                      $  750,000            699,375
  Voicestream Wireless
    Corporation 11.50% due
    09/15/09                             500,000            540,000
  Voicestream Wireless
    Corporation 10.375% due
    11/15/09                             264,918            283,793
                                                        -----------
                                                          1,786,418
                                                        -----------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $77,706,903)                            65,877,184
-------------------------------------------------------------------
FOREIGN BONDS -- 15.01%
-------------------------------------------------------------------
APPAREL & TEXTILES -- 0.28%
  Reliance Industries Ltd. 8.25%
    due 01/15/27 (144A)                  250,000            247,778
BASIC INDUSTRIES -- 1.45%
  Cemex 12.75% due 07/15/06
    (144A)                               775,000            875,750

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
  Cemex International Capital
    Inc. 9.66% due 12/29/49
    (144A)                            $  400,000        $   402,000
                                                        -----------
                                                          1,277,750
BROADCASTING -- 1.60%
  Grupo Televisa 8.625% due
    08/08/05 (144A)                      100,000             98,750
  Rogers Communications Inc.
    9.125% due 01/15/06                  200,000            202,250
  Rogers Communications Inc.
    8.875% due 07/15/07                  500,000            495,000
  Satelites Mexicanos 10.125%
    due 11/01/04                         800,000            520,000
  TV Azteca 10.50% due 02/15/07
    (144A)                               100,000             95,233
                                                        -----------
                                                          1,411,233
CABLE -- 1.27%
  Telewest Communications 9.875%
    due 02/01/10                         350,000            304,500
  Telewest Communications New
    0/9.25% due 04/15/09 (c)           1,750,000            822,500
                                                        -----------
                                                          1,127,000
CHEMICALS -- 0.08%
  PCI Chemicals Canada Inc.
    9.25% due 10/15/07                   300,000             69,000
ENERGY -- 0.59%
  YPF Sociedad Anonima 9.125%
    due 02/24/09                         500,000            520,084
FINANCE -- 1.02%
  Flowserve Finance 12.25% due
    08/15/10                             500,000            497,500
  PDVSA Finance Ltd. 9.375% due
    11/15/07                             400,000            403,500
                                                        -----------
                                                            901,000
GOVERNMENT BOND -- 2.18%
  United Mexican States 9.875%
    due 01/15/07                         250,000            265,589
  United Mexican States 8.625%
    due 03/12/08                         800,000            798,000
  United Mexican States 9.875%
    due 02/01/10                         800,000            864,840
                                                        -----------
                                                          1,928,429
MACHINERY -- 0.29%
  Mannesmann 8.75% due 06/01/06          250,000            255,000
OIL SERVICES -- 1.21 %
  Gulf Canada Resources Ltd.
    8.375% due 11/15/05                  550,000            555,500
  Petroleos Mexicanos 9.375% due
    12/02/08                             500,000            515,000
                                                        -----------
                                                          1,070,500
PAPER & FOREST PRODUCTS -- 0.23%
  Indah Kiat Finance Mauritius
    Ltd. 10.00% due 07/01/07             250,000             92,500
  Pindo Deli Finance Mauritius
    Ltd. 10.75% due 10/01/07          $  300,000            108,000
                                                        -----------
                                                            200,500
TELECOMMUNICATIONS -- 2.57%
  AT&T Canada Inc. Deposit
    Receipt (class B)                        342              9,982
  Flag Ltd. 8.25% due 01/30/08        $  850,000            722,500

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                  -------------------   -----------
  Flag Telecom Holdings Ltd.
    11.625% due 03/30/10              $  700,000        $   546,000
  Global Crossing Holdings Ltd.
    9.125% due 11/15/06                  150,000            143,625
  Rogers Cantel Inc. 8.80% due
    10/01/07                             850,000            850,000
                                                        -----------
                                                          2,272,107
TRANSPORTATION -- 0.66%
  Eletson Holdings Inc. 9.25%
    due 11/15/03                         350,000            337,750
  TBS Shipping International
    Ltd. 10.00% due 05/01/05 (b)         550,000            110,000
  TFM 10.25% due 06/15/07                150,000            138,375
                                                        -----------
                                                            586,125
WIRELESS COMMUNICATIONS -- 1.58%
  Cleamet Communications Inc.
    0/10.125% due 05/01/09 (c)         1,150,000            902,750
  Grupo Iusacell 14.25% due
    12/01/06                             500,000            493,750
                                                        -----------
                                                          1,396,500
                                                        -----------
TOTAL FOREIGN BONDS
(IDENTIFIED COST $15,242,681)                            13,263,006
-------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.11%
-------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $7,171,778
    Collateral: U.S. Treasury
      Bond
    $5,505,000, 8.125% due
    08/15/19, Value $7,484,722        $7,167,000        $ 7,167,000
                                                        -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $7,167,000)                              7,167,000
-------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $100,116,584)                          $86,307,190
OTHER ASSETS LESS LIABILITIES -- 2.30%                    2,028,951
                                                        -----------
NET ASSETS -- 100%                                      $88,336,141
===================================================================

(a) Non-income producing security.
(b) Security is in bankruptcy and/or is in default of interest payment. Portfolio has ceased accrual of interest.
(c) Zero-coupon or Step Bond. The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero-coupon bonds is the current effective yield.
(d) Security is fair-valued as of December 31, 2000.
(k) Company declared bankruptcy on January 16, 2001. Portfolio has ceased accrual of interest.
(Wts) Warrants. Warrants entitle the Portfolio to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                                     AGGRESSIVE STOCK
                                                       --------------------------------------------   ------------
                                                        MULTI-CAP     SMALL COMPANY   SMALL COMPANY
                                                          GROWTH         GROWTH           VALUE          GROWTH
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                       ------------   -------------   -------------   ------------
ASSETS:
Investments at value.................................  $127,571,515    $82,880,221    $349,495,946    $320,006,176
Foreign currency at value (cost -- $530,922).........            --             --              --              --
Receivable for fund shares sold......................        96,398         62,197          62,534         155,563
Receivable for investments sold......................     1,107,010             --       2,602,389              --
Dividends and interest receivable....................        78,578          5,224         274,280          68,734
Forward currency contracts (net) receivable..........            --             --              --              --
Cash and other assets................................         2,204          3,813          13,707           3,521
                                                       ------------    -----------    ------------    ------------
          Total assets...............................   128,855,705     82,951,455     352,448,856     320,233,994
                                                       ------------    -----------    ------------    ------------
LIABILITIES:
Payable for fund shares redeemed.....................        14,201         58,868         425,232          58,423
Call options written, at market value (premiums
  received $6,940)...................................            --             --              --              --
Payable for investments purchased....................            --        755,397         476,529         736,987
Investment advisory fees payable.....................       110,847         66,459         234,884         196,860
Accrued expenses and other liabilities...............        16,552          9,890          42,307          35,145
                                                       ------------    -----------    ------------    ------------
          Total liabilities..........................       141,600        890,614       1,178,952       1,027,415
                                                       ------------    -----------    ------------    ------------
               NET ASSETS............................  $128,714,105    $82,060,841    $351,269,904    $319,206,579
                                                       ============    ===========    ============    ============
NET ASSETS:
Paid-in capital......................................  $176,809,764    $79,027,968    $252,808,491    $316,805,408
Undistributed (accumulated) net investment income
  (loss).............................................             0              0         889,903       1,278,431
Undistributed (accumulated) net realized gain (loss)
  on investments and foreign currency transactions...   (30,652,409)     2,865,216      86,223,601     (27,848,313)
Unrealized appreciation (depreciation) on investments
  and foreign currency denominated amounts...........   (17,443,250)       167,657      11,347,909      28,971,053
                                                       ------------    -----------    ------------    ------------
               NET ASSETS............................  $128,714,105    $82,060,841    $351,269,904    $319,206,579
                                                       ============    ===========    ============    ============
Fund shares outstanding..............................    12,682,897      9,539,803      13,409,980      53,305,165
                                                       ------------    -----------    ------------    ------------
Net asset value per share............................        $10.15          $8.60          $26.19           $5.99
                                                             ------         ------         -------           -----
                                                             ------         ------         -------           -----
INVESTMENTS AT COST..................................  $145,014,765    $82,712,564    $338,148,037    $291,035,123
                                                       ============    ===========    ============    ============

                       See notes to financial statements.

                              STOCK                              INTERNATIONAL/GLOBAL         DOMESTIC HYBRID
    ----------------------------------------------------------   --------------------   ----------------------------
      CAPITAL                      GROWTH AND                       INTERNATIONAL
    APPRECIATION      EQUITY         INCOME      EQUITY INCOME          GROWTH             MANAGED        BALANCED
     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO          PORTFOLIO           PORTFOLIO       PORTFOLIO
    ------------   ------------   ------------   -------------   --------------------   --------------   -----------
    $73,266,262    $487,980,020   $171,420,760    $32,744,885        $ 98,256,827       $1,445,916,912   $17,062,553
             --              --             --             --             534,353                   --            --
         60,673         426,950        135,093         70,193             154,601              282,963        18,554
             --              --             --             --             404,547            7,075,435            --
         35,854          94,338         51,425         40,570              25,364            1,441,174        96,841
             --              --             --             --           1,303,629                   --            --
            930           5,948          2,180          1,004             108,371               14,694           785
    -----------    ------------   ------------    -----------        ------------       --------------   -----------
     73,363,719     488,507,256    171,609,458     32,856,652         100,787,692        1,454,731,178    17,178,733
    -----------    ------------   ------------    -----------        ------------       --------------   -----------
         38,281         198,307         36,944          2,746             102,653              794,583         2,487
             --              --          4,125                                 --                   --            --
        288,004              --         86,456             --              37,332                   --            --
         45,374         333,130        107,677         20,025              72,085              907,690        10,612
          9,610          61,235         21,156          5,123              25,183              165,185         2,710
    -----------    ------------   ------------    -----------        ------------       --------------   -----------
        381,269         592,672        256,358         27,894             237,253            1,867,458        15,809
    -----------    ------------   ------------    -----------        ------------       --------------   -----------
    $72,982,450    $487,914,584   $171,353,100    $32,828,758        $100,550,439       $1,452,863,720   $17,162,924
    ===========    ============   ============    ===========        ============       ==============   ===========
    $76,102,026    $437,280,712   $164,643,765    $31,351,512        $ 86,552,053       $1,206,934,631   $16,655,376
        379,145               0      1,510,753        399,023                   0           25,088,653       302,016
     (7,016,829)     63,853,406       (237,442)    (1,822,962)          6,229,228           48,240,645      (848,443)
      3,518,108     (13,219,534)     5,436,024      2,901,185           7,769,158          172,599,791     1,053,975
    -----------    ------------   ------------    -----------        ------------       --------------   -----------
    $72,982,450    $487,914,584   $171,353,100    $32,828,758        $100,550,439       $1,452,863,720   $17,162,924
    ===========    ============   ============    ===========        ============       ==============   ===========
     10,288,473      17,474,966     27,650,374      5,771,809          14,497,974           60,062,499     3,336,313
    -----------    ------------   ------------    -----------        ------------       --------------   -----------
          $7.09          $27.92          $6.20          $5.69               $6.94               $24.19         $5.14
         ------          ------          -----         ------           ---------               ------         -----
         ------          ------          -----         ------           ---------               ------         -----
    $69,748,154    $501,199,554   $165,987,551    $29,843,700        $ 91,795,565       $1,273,317,121   $16,008,578
    ===========    ============   ============    ===========        ============       ==============   ===========

         INCOME
     --------------
       HIGH-YIELD
          BOND
       PORTFOLIO
     --------------
      $ 86,307,190
                --
            46,409
                --
         2,099,935
                --
               813
      ------------
        88,454,347
      ------------
            39,161
                --
                --
            43,296
            35,749
      ------------
           118,206
      ------------
      $ 88,336,141
      ============
      $109,717,232
              (542)
        (7,571,155)
       (13,809,394)
      ------------
      $ 88,336,141
      ============
        19,701,237
      ------------
             $4.48
            ------
            ------
      $100,116,584
      ============

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                   AGGRESSIVE STOCK
                                                     --------------------------------------------   ------------
                                                      MULTI-CAP     SMALL COMPANY   SMALL COMPANY
                                                        GROWTH         GROWTH           VALUE          GROWTH
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                     ------------   -------------   -------------   ------------
INVESTMENT INCOME:
     Dividends.....................................  $    257,128(1)  $  109,646    $  3,744,639    $  2,057,071
     Interest......................................       984,077        364,966         640,124       1,616,751
                                                     ------------    -----------    ------------    ------------
          Total investment income..................     1,241,205        474,612       4,384,763       3,673,822
                                                     ------------    -----------    ------------    ------------
EXPENSES:
     Investment advisory fees......................     1,278,938        599,106       3,150,200       2,155,018
     Custodian and fund accounting fees............        40,077         23,021          82,549          52,352
     Reports and notices to shareholders...........        69,563         31,564         209,246         146,986
     Trustees' fees and expenses...................         5,721          2,847           8,281           7,100
     Audit and legal fees..........................        13,474          6,438          31,698          25,660
     Miscellaneous.................................         4,240          2,370          12,823           7,700
                                                     ------------    -----------    ------------    ------------
          Total expenses...........................     1,412,013        665,346       3,494,797       2,394,816
                                                     ------------    -----------    ------------    ------------
            NET INVESTMENT INCOME (LOSS)...........      (170,808)      (190,734)        889,966       1,279,006
                                                     ------------    -----------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on security
       transactions................................   (30,652,410)     3,056,029      88,810,846     (27,848,215)
     Net realized gain (loss) on foreign currency
       transactions................................            --             --              --              --
     Net change in unrealized gain (loss) on
       investments and foreign currency
       transactions................................   (27,498,816)    (4,905,508)    (80,732,975)      5,092,272
                                                     ------------    -----------    ------------    ------------
          Net realized and unrealized gain (loss)
            on investments.........................   (58,151,226)    (1,849,479)      8,077,871     (22,755,943)
                                                     ------------    -----------    ------------    ------------
          NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS..............  $(58,322,034)   $(2,040,213)   $  8,967,837    $(21,476,937)
                                                     ============    ===========    ============    ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $1,332 for Multi-Cap Growth, $3,160 for Capital Appreciation, $13,937 for Growth and Income, $3,020 for Equity Income, $177,188 for International Growth and $82,809 for Managed.

                             STOCK                             INTERNATIONAL/GLOBAL       DOMESTIC HYBRID            INCOME
    --------------------------------------------------------   --------------------   ------------------------   --------------
      CAPITAL                       GROWTH                        INTERNATIONAL
    APPRECIATION      EQUITY      AND INCOME   EQUITY INCOME          GROWTH            MANAGED      BALANCED      HIGH-YIELD
     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO          PORTFOLIO          PORTFOLIO     PORTFOLIO   BOND PORTFOLIO
    ------------   ------------   ----------   -------------   --------------------   ------------   ---------   --------------
    $   254,429(1) $  1,323,117   $1,423,159(1)  $  576,849(1)      $ 1,080,356(1)    $ 23,160,245(1) $ 65,898    $     13,500
        652,043         563,060    1,264,748         74,832             102,892         16,178,730     367,205       9,848,046
    -----------    ------------   ----------    -----------        ------------       ------------   ---------    ------------
        906,472       1,886,177    2,687,907        651,681           1,183,248         39,338,975     433,103       9,861,546
    -----------    ------------   ----------    -----------        ------------       ------------   ---------    ------------
        458,443       4,549,382    1,039,755        211,268           1,021,374         12,792,086     103,984         573,162
         26,443          84,138       46,313         18,618             153,110            265,109      14,338          43,877
         31,977         332,097       68,572         12,854              60,018            977,135       6,457          55,701
          2,800          12,031        4,407          2,076               3,591             31,113       3,336           2,482
          5,944          46,670       13,948          2,597               8,746            129,045       2,418           7,212
          1,700          24,334        3,992            757               6,470             55,417         516          37,258
    -----------    ------------   ----------    -----------        ------------       ------------   ---------    ------------
        527,307       5,048,652    1,176,987        248,170           1,253,309         14,249,905     131,049         719,692
    -----------    ------------   ----------    -----------        ------------       ------------   ---------    ------------
        379,165      (3,162,475)   1,510,920        403,511             (70,061)        25,089,070     302,054       9,141,854
    -----------    ------------   ----------    -----------        ------------       ------------   ---------    ------------
     (7,016,829)     67,184,421     (226,132)    (1,638,413)         12,212,567         62,147,934    (848,442)     (4,143,312)
             --              --           --             --          (5,701,800)                --          --              --
     (2,067,307)    (86,087,472)    (474,975)     3,151,187         (30,246,834)       (85,248,197)    651,159      (7,185,253)
    -----------    ------------   ----------    -----------        ------------       ------------   ---------    ------------
     (9,084,136)    (18,903,051)    (701,107)     1,512,774         (23,736,067)       (23,100,263)   (197,283)    (11,328,565)
    -----------    ------------   ----------    -----------        ------------       ------------   ---------    ------------
    $(8,704,971)   $(22,065,526)  $  809,813    $ 1,916,285        $(23,806,128)      $  1,988,807   $ 104,771    $ (2,186,711)
    ===========    ============   ==========    ===========        ============       ============   =========    ============

                       See notes to financial statements.
--------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  AGGRESSIVE STOCK
                                                         ------------------------------------------------------------------
                                                            MULTI-CAP GROWTH PORTFOLIO      SMALL COMPANY GROWTH PORTFOLIO
                                                         --------------------------------   -------------------------------
                                                                         FOR THE PERIOD
                                                          YEAR ENDED      JULY 15, 1999       YEAR ENDED       YEAR ENDED
                                                         DECEMBER 31,        THROUGH         DECEMBER 31,     DECEMBER 31,
                                                             2000       DECEMBER 31, 1999        2000             1999
                                                         ------------   -----------------   --------------   --------------
FROM OPERATIONS:
  Net investment income (loss).........................  $   (170,808)     $   (13,115)      $   (190,734)     $   (57,647)
  Net realized gain (loss) on securities and foreign
     currency transactions.............................   (30,652,410)          85,528          3,056,029          625,266
  Net change in unrealized gain (loss) on
     investments.......................................   (27,498,816)      10,055,566         (4,905,508)       5,039,914
                                                         ------------      -----------       ------------      -----------
  Increase (decrease) in net assets resulting from
     operations........................................   (58,322,034)      10,127,979         (2,040,213)       5,607,533
                                                         ------------      -----------       ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................            --               --                 --               --
  Net realized gains on investments....................       (72,514)              --           (566,844)              --
                                                         ------------      -----------       ------------      -----------
          Total distributions to shareholders..........       (72,514)              --           (566,844)              --
                                                         ------------      -----------       ------------      -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................   167,886,866       39,685,311         76,436,228       19,675,530
  Reinvestment of distributions........................        72,214               --            563,525               --
  Shares redeemed......................................   (28,810,371)      (1,853,346)       (15,761,125)      (2,322,677)
                                                         ------------      -----------       ------------      -----------
          Total increase (decrease) in net assets
            resulting from capital share
            transactions...............................   139,148,709       37,831,965         61,238,628       17,352,853
                                                         ------------      -----------       ------------      -----------
          Total increase (decrease) in net assets......    80,754,161       47,959,944         58,631,571       22,960,386
NET ASSETS:
  Beginning of period..................................    47,959,944               --         23,429,270          468,884
                                                         ------------      -----------       ------------      -----------
  End of period........................................  $128,714,105      $47,959,944       $ 82,060,841      $23,429,270
                                                         ============      ===========       ============      ===========
SHARES ISSUED AND REDEEMED:
  Issued...............................................    11,588,307        3,431,636          8,508,815        3,026,700
  Issued in reinvestment of distributions..............         5,442               --             60,659               --
  Redeemed.............................................    (2,188,380)        (154,108)        (1,785,072)        (357,162)
                                                         ------------      -----------       ------------      -----------
          Net increase (decrease)......................     9,405,369        3,277,528          6,784,402        2,669,538
                                                         ============      ===========       ============      ===========

                       See notes to financial statements.

                                                                                STOCK
    -----------------------------   ---------------------------------------------------------------------------------------------
    SMALL COMPANY VALUE PORTFOLIO        GROWTH PORTFOLIO         CAPITAL APPRECIATION PORTFOLIO          EQUITY PORTFOLIO
    -----------------------------   ---------------------------   -------------------------------   -----------------------------
     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2000            1999            2000           1999            2000             1999            2000            1999
    -------------   -------------   ------------   ------------   --------------   --------------   -------------   -------------
    $     889,966   $     534,546   $  1,279,006   $    310,590     $   379,165      $   (51,191)   $  (3,162,475)  $   3,871,350
       88,810,846      68,889,038    (27,848,215)     2,663,989      (7,016,829)       3,807,457       67,184,421     139,308,962
      (80,732,975)     23,666,090      5,092,272     23,830,607      (2,067,307)       5,547,247      (86,087,472)    (60,507,104)
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
        8,967,837      93,089,674    (21,476,937)    26,805,186      (8,704,971)       9,303,513      (22,065,526)     82,673,208
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
         (534,498)     (2,269,175)      (310,822)            --              --               --       (3,871,356)     (8,195,687)
      (68,596,348)    (29,327,391)    (2,664,332)            --      (3,756,057)              --     (139,476,796)    (43,606,530)
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
      (69,130,846)    (31,596,566)    (2,975,154)            --      (3,756,057)              --     (143,348,152)    (51,802,217)
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
      106,728,486     155,831,563    182,382,298    242,128,508      60,979,357       28,770,433      251,278,937     158,667,880
       69,130,846      31,596,566      2,972,291             --       3,735,776               --      143,348,152      51,802,217
     (219,989,118)   (200,159,657)   (72,415,448)   (40,157,620)    (12,400,490)      (5,456,367)    (328,622,464)   (275,355,107)
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
      (44,129,786)    (12,731,528)   112,939,141    201,970,888      52,314,643       23,314,066       66,004,625     (64,885,010)
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
     (104,292,795)     48,761,580     88,487,050    228,776,074      39,853,615       32,617,579      (99,409,053)    (34,014,019)
      455,562,699     406,801,119    230,719,529      1,943,455      33,128,835          511,256      587,323,637     621,337,656
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
    $ 351,269,904   $ 455,562,699   $319,206,579   $230,719,529     $72,982,450      $33,128,835    $ 487,914,584   $ 587,323,637
    =============   =============   ============   ============     ===========      ===========    =============   =============
        3,509,253       5,271,481     29,515,169     41,663,218       7,558,799        4,595,979        6,301,062       4,288,512
        2,647,677       1,122,436        509,827             --         473,482               --        4,149,006       1,606,768
       (7,233,268)     (6,775,773)   (11,915,959)    (6,836,158)     (1,574,790)        (856,744)      (8,180,909)     (7,565,617)
    -------------   -------------   ------------   ------------     -----------      -----------    -------------   -------------
       (1,076,338)       (381,856)    18,109,037     34,827,060       6,457,491        3,739,235        2,269,159      (1,670,337)
    =============   =============   ============   ============     ===========      ===========    =============   =============

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    STOCK
                                                          ---------------------------------------------------------
                                                          GROWTH AND INCOME PORTFOLIO     EQUITY INCOME PORTFOLIO
                                                          ---------------------------   ---------------------------
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              2000           1999           2000           1999
                                                          ------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)..........................  $  1,510,920   $    412,768   $    403,511   $   161,700
  Net realized gain (loss) on investments and foreign
     currency transactions..............................      (226,132)        (6,360)    (1,638,413)     (189,025)
  Net change in unrealized gain (loss) on investments...      (474,975)     5,899,630      3,151,187      (256,374)
                                                          ------------   ------------   ------------   -----------
  Increase (decrease) in net assets resulting from
     operations.........................................       809,813      6,306,038      1,916,285      (283,699)
                                                          ------------   ------------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................      (412,781)            --       (135,133)      (26,705)
  Net realized gains on investments.....................        (5,052)          (276)            --            --
                                                          ------------   ------------   ------------   -----------
          Total distributions to shareholders...........      (417,833)          (276)      (135,133)      (26,705)
                                                          ------------   ------------   ------------   -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................................   108,499,421     94,533,104     15,279,206    32,536,554
  Reinvestment of distributions.........................       417,006            276        133,914        26,168
  Shares redeemed.......................................   (27,842,783)   (11,489,154)   (12,362,533)   (4,720,253)
                                                          ------------   ------------   ------------   -----------
          Total increase (decrease) in net assets
            resulting from capital share transactions...    81,073,644     83,044,226      3,050,587    27,842,469
                                                          ------------   ------------   ------------   -----------
          Total increase (decrease) in net assets.......    81,465,624     89,349,988      4,831,739    27,532,065
NET ASSETS:
  Beginning of period...................................    89,887,476        537,488     27,997,019       464,954
                                                          ------------   ------------   ------------   -----------
  End of period.........................................  $171,353,100   $ 89,887,476   $ 32,828,758   $27,997,019
                                                          ============   ============   ============   ===========
SHARES ISSUED AND REDEEMED:
  Issued................................................    17,481,834     16,461,849      2,906,261     5,994,635
  Issued in reinvestment of distributions...............        65,878             48         25,556         4,633
  Redeemed..............................................    (4,483,127)    (1,981,321)    (2,374,559)     (876,014)
                                                          ------------   ------------   ------------   -----------
          Net increase (decrease).......................    13,064,585     14,480,576        557,258     5,123,254
                                                          ============   ============   ============   ===========

                       See notes to financial statements.

         INTERNATIONAL/GLOBAL                                   DOMESTIC HYBRID
    -------------------------------   --------------------------------------------------------------------
    INTERNATIONAL GROWTH PORTFOLIO            MANAGED PORTFOLIO                  BALANCED PORTFOLIO
    -------------------------------   ---------------------------------   --------------------------------
                                                                                          FOR THE PERIOD
      YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED      JULY 15, 1999
     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,        THROUGH
         2000             1999             2000              1999             2000       DECEMBER 31, 1999
    --------------   --------------   ---------------   ---------------   ------------   -----------------
     $    (70,061)    $    413,708    $    25,089,070   $    32,016,345   $   302,054       $    38,491
        6,510,767       11,104,371         62,147,934       484,245,074      (848,442)           64,350
      (30,246,834)      28,158,387        (85,248,197)     (297,418,787)      651,159           402,816
     ------------     ------------    ---------------   ---------------   -----------       -----------
      (23,806,128)      39,676,466          1,988,807       218,842,632       104,771           505,657
     ------------     ------------    ---------------   ---------------   -----------       -----------
         (214,310)      (1,637,592)       (32,016,565)      (46,304,751)      (38,498)               --
      (10,426,778)      (1,398,278)      (496,302,842)     (388,872,093)      (64,380)               --
     ------------     ------------    ---------------   ---------------   -----------       -----------
      (10,641,088)      (3,035,870)      (528,319,407)     (435,176,844)     (102,878)               --
     ------------     ------------    ---------------   ---------------   -----------       -----------
       79,884,225       62,031,146        209,271,465       431,708,695    10,675,274        10,046,970
       10,641,088        3,035,870        528,319,407       435,176,844       101,218                --
      (89,782,714)     (59,246,772)    (1,050,863,758)   (1,097,389,029)   (3,501,470)         (666,618)
     ------------     ------------    ---------------   ---------------   -----------       -----------
          742,599        5,820,244       (313,272,886)     (230,503,490)    7,275,022         9,380,352
     ------------     ------------    ---------------   ---------------   -----------       -----------
      (33,704,617)      42,460,840       (839,603,486)     (446,837,702)    7,276,915         9,886,009
      134,255,056       91,794,216      2,292,467,206     2,739,304,908     9,886,009                --
     ------------     ------------    ---------------   ---------------   -----------       -----------
     $100,550,439     $134,255,056    $ 1,452,863,720   $ 2,292,467,206   $17,162,924       $ 9,886,009
     ============     ============    ===============   ===============   ===========       ===========
        9,514,509        8,546,170          6,506,126        10,626,022     2,105,460         2,038,389
        1,502,978          431,845         22,395,905        12,951,692        20,407                --
      (10,963,779)      (8,153,941)       (31,995,234)      (27,951,027)     (692,348)         (135,595)
     ------------     ------------    ---------------   ---------------   -----------       -----------
           53,708          824,074         (3,093,203)       (4,373,313)    1,433,519         1,902,794
     ============     ============    ===============   ===============   ===========       ===========

               INCOME
     ---------------------------
      HIGH-YIELD BOND PORTFOLIO
     ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         2000           1999
     ------------   ------------
     $  9,141,854   $ 10,315,380
       (4,143,312)    (3,387,693)
       (7,185,253)    (3,044,001)
     ------------   ------------
       (2,186,711)     3,883,686
     ------------   ------------
       (9,141,854)   (10,315,380)
               --     (1,111,733)
     ------------   ------------
       (9,141,854)   (11,427,113)
     ------------   ------------
       26,765,833     58,015,509
        9,141,854     11,427,113
      (46,059,374)   (53,947,756)
     ------------   ------------
      (10,151,687)    15,494,866
     ------------   ------------
      (21,480,252)     7,951,439
      109,816,393    101,864,954
     ------------   ------------
     $ 88,336,141   $109,816,393
     ============   ============
        5,587,208     10,943,279
        1,920,099      2,201,254
       (9,524,093)   (10,392,700)
     ------------   ------------
       (2,016,786)     2,751,833
     ============   ============

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                MULTI-CAP GROWTH PORTFOLIO
                                                              -------------------------------
                                                               YEAR ENDED     FOR THE PERIOD
                                                              DECEMBER 31,    7/15/99 THROUGH
                                                                  2000           12/31/99
---------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  14.63          $  5.00
                                                                --------          -------
Income from investment operations:
Net investment income (loss)................................       (0.02)(C)        (0.01)(C)
Net realized and unrealized gain (loss) on investments......       (4.45)            9.64
                                                                --------          -------
Total from investment operations............................       (4.47)            9.63
                                                                --------          -------
Less dividends and distributions:
Dividends from net investment income........................          --               --
Distributions from capital gains............................       (0.01)              --
                                                                --------          -------
Total distributions.........................................       (0.01)              --
                                                                --------          -------
Net asset value, end of period..............................    $  10.15          $ 14.63
                                                                ========          =======
Total return................................................      (30.59)%         192.60%(B)
Net assets end of period (000)..............................    $128,714          $47,960
Ratio of expenses to average net assets.....................        1.10%            1.40%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................        1.10%            1.52%(A)
Ratio of net investment income (loss) to average net
  assets....................................................       (0.13)%          (0.21)(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................       (0.13)%          (0.32)(A)
Portfolio turnover..........................................         128%              21%

                                                                       SMALL COMPANY GROWTH PORTFOLIO
                                                              ------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    DECEMBER 31,    12/01/98 THROUGH
                                                                  2000            1999            12/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  8.50         $  5.46           $  5.00
                                                                -------         -------           -------
Income from investment operations:(E)
Net investment income (loss)................................      (0.03)(C)       (0.05)(C)            --
Net realized and unrealized gain (loss) on investments......       0.20            3.09              0.46
                                                                -------         -------           -------
Total from investment operations............................       0.17            3.04              0.46
                                                                -------         -------           -------
Less dividends and distributions:
Dividends from net investment income........................         --              --                --
Distributions from capital gains............................      (0.07)             --                --
                                                                -------         -------           -------
Total distributions.........................................      (0.07)             --                --
                                                                -------         -------           -------
Net asset value, end of period..............................    $  8.60         $  8.50           $  5.46
                                                                =======         =======           =======
Total return................................................       1.90%          55.68%             9.20%(B)
Net assets end of period (000)..............................    $82,061         $23,429           $   469
Ratio of expenses to average net assets.....................       1.11%           1.40%             1.40%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................       1.11%           1.55%            60.67%(A)
Ratio of net investment income (loss) to average net
  assets....................................................      (0.32)%         (0.81)%           (1.26)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................      (0.32)%         (0.96)%          (60.54)%(A)
Portfolio turnover..........................................         47%             37%                4%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                           SMALL COMPANY VALUE PORTFOLIO
                                                              --------------------------------------------------------
                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2000        1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  31.45    $  27.36    $  26.70    $  20.22    $  18.48
                                                              --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss)................................      0.07(C)     0.04(C)     0.16        0.05        0.25
Net realized and unrealized gain (loss) on investments......      0.71        6.27        2.33        8.91        1.82
                                                              --------    --------    --------    --------    --------
Total from investment operations............................      0.78        6.31        2.49        8.96        2.07
                                                              --------    --------    --------    --------    --------
Less dividends and distributions:
Dividends from net investment income........................     (0.05)      (0.16)      (0.08)      (0.15)      (0.12)
Distributions from capital gains............................     (5.99)      (2.06)      (1.75)      (2.33)      (0.21)
                                                              --------    --------    --------    --------    --------
Total distributions.........................................     (6.04)      (2.22)      (1.83)      (2.48)      (0.33)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  26.19    $  31.45    $  27.36    $  26.70    $  20.22
                                                              ========    ========    ========    ========    ========
Total return................................................      2.52%      24.02%       9.61%      44.32%      11.21%
Net assets end of period (000)..............................  $351,270    $455,563    $406,801    $365,266    $192,704
Ratio of expenses to average net assets.....................      0.89%       0.84%       0.85%       0.86%       0.84%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................      0.89%       0.84%       0.85%       0.86%       0.84%
Ratio of net investment income (loss) to average net
  assets....................................................      0.23%       0.12%       0.56%       0.21%       1.35%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................      0.23%       0.12%       0.56%       0.21%       1.35%
Portfolio turnover..........................................        41%         23%         37%         58%        137%

                                                                              GROWTH PORTFOLIO
                                                              ------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    DECEMBER 31,    12/01/98 THROUGH
                                                                  2000            1999            12/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $   6.56        $   5.27          $  5.00
                                                                --------        --------          -------
Income from investment operations:
Net investment income (loss)................................        0.03(C)         0.02(C)          0.00
Net realized and unrealized gain (loss) on investments......       (0.54)           1.27             0.27
                                                                --------        --------          -------
Total from investment operations............................       (0.51)           1.29             0.27
                                                                --------        --------          -------
Less dividends and distributions:
Dividends from net investment income........................       (0.01)             --               --
Distributions from capital gains............................       (0.05)             --               --
                                                                --------        --------          -------
Total distributions.........................................       (0.06)             --               --
                                                                --------        --------          -------
Net asset value, end of period..............................    $   5.99        $   6.56          $  5.27
                                                                ========        ========          =======
Total return................................................       (7.79)%         24.48%            5.40%(B)
Net assets end of period (000)..............................    $319,207        $230,720          $ 1,943
Ratio of expenses to average net assets.....................        0.83%           0.84%            1.15%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................        0.83%           0.84%           25.33%(A)
Ratio of net investment income (loss) to average net
  assets....................................................        0.45%           0.29%           (0.25)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................        0.45%           0.29%          (24.43)%(A)
Portfolio turnover..........................................          56%             30%               1%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                       CAPITAL APPRECIATION PORTFOLIO
                                                              ------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    DECEMBER 31,    12/01/98 THROUGH
                                                                  2000            1999            12/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  8.65         $  5.57           $  5.00
                                                                -------         -------           -------
Income from investment operations:
Net investment income (loss)................................       0.05(C)        (0.03)(C)            --
Net realized and unrealized gain (loss) on investments......      (1.20)           3.11              0.57
                                                                -------         -------           -------
Total from investment operations............................      (1.15)           3.08              0.57
                                                                -------         -------           -------
Less dividends and distributions:
Dividends from net investment income........................         --              --                --
Distributions from capital gains............................      (0.41)             --                --
                                                                -------         -------           -------
Total distributions.........................................      (0.41)             --                --
                                                                -------         -------           -------
Net asset value, end of period..............................    $  7.09         $  8.65           $  5.57
                                                                =======         =======           =======
Total return................................................     (13.82)%         55.30%            11.40%(B)
Net assets end of period (000)..............................    $72,982         $33,129           $   511
Ratio of expenses to average net assets.....................       0.86%           1.16%             1.30%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................       0.86%           1.16%            63.71%(A)
Ratio of net investment income (loss) to average net
  assets....................................................       0.62%          (0.41)%           (0.95)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................       0.62%          (0.41)%          (63.36)%(A)
Portfolio turnover..........................................        123%            247%                1%

                                                                                      EQUITY PORTFOLIO
                                                              ----------------------------------------------------------------
                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  38.62      $  36.82      $  35.09      $  28.86      $  23.35
                                                              --------      --------      --------      --------      --------
Income from investment operations:(E)
Net investment income (loss)................................     (0.21)(C)      0.23(C)       0.46          0.30          0.37
Net realized and unrealized gain (loss) on investments......      0.27          4.86          3.00          7.13          5.52
                                                              --------      --------      --------      --------      --------
Total from investment operations............................      0.06          5.09          3.46          7.43          5.89
                                                              --------      --------      --------      --------      --------
Less dividends and distributions:
Dividends from net investment income........................     (0.29)        (0.52)        (0.37)        (0.32)        (0.09)
Distributions from capital gains............................    (10.47)        (2.77)        (1.36)        (0.88)        (0.29)
                                                              --------      --------      --------      --------      --------
Total distributions.........................................    (10.76)        (3.29)        (1.73)        (1.20)        (0.38)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  27.92      $  38.62      $  36.82      $  35.09      $  28.86
                                                              ========      ========      ========      ========      ========
Total return................................................     (5.18)%       15.61%         9.90%        25.76%        25.22%
Net assets end of period (000)..............................  $487,915      $587,324      $621,338      $517,803      $314,907
Ratio of expenses to average net assets.....................      0.87%         0.82%         0.83%         0.84%         0.81%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................      0.87%         0.82%         0.83%         0.84%         0.81%
Ratio of net investment income (loss) to average net
  assets....................................................     (0.55)%        0.63%         1.42%         1.42%         1.94%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................     (0.55)%        0.63%         1.42%         1.42%         1.94%
Portfolio turnover..........................................        44%          155%           30%           17%           30%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        GROWTH AND INCOME PORTFOLIO
                                                              ------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    DECEMBER 31,    12/01/98 THROUGH
                                                                  2000            1999            12/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $   6.16        $  5.11            $ 5.00
                                                                --------        -------            ------
Income from investment operations:
Net investment income (loss)................................        0.07(C)        0.07(C)           0.00
Net realized and unrealized gain (loss) on investments......       (0.01)          0.98              0.11
                                                                --------        -------            ------
Total from investment operations............................        0.06           1.05              0.11
                                                                --------        -------            ------
Less dividends and distributions:
Dividends from net investment income........................       (0.02)            --                --
Distributions from capital gains............................       (0.00)(D)      (0.00)(D)            --
                                                                --------        -------            ------
Total distributions.........................................       (0.02)            --                --
                                                                --------        -------            ------
Net asset value, end of period..............................    $   6.20        $  6.16            $ 5.11
                                                                ========        =======            ======
Total return................................................        0.91%         20.55%             2.20%(B)
Net assets end of period (000)..............................    $171,353        $89,887            $  537
Ratio of expenses to average net assets.....................        0.85%          0.94%             1.05%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................        0.85%          0.94%            60.68%(A)
Ratio of net investment income (loss) to average net
  assets....................................................        1.09%          1.22%            (0.45)%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................        1.09%          1.22%            60.08%(A)
Portfolio turnover..........................................           6%             1%                9%

                                                                           EQUITY INCOME PORTFOLIO
                                                              -------------------------------------------------
                                                               YEAR ENDED      YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    DECEMBER 31,    12/01/98 THROUGH
                                                                  2000            1999            12/31/98
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  5.37         $  5.09            $  5.00
                                                                -------         -------            -------
Income from investment operations:
Net investment income (loss)................................       0.08(C)         0.06(C)              --
Net realized and unrealized gain (loss) on investments......       0.26            0.23               0.09
                                                                -------         -------            -------
Total from investment operations............................       0.34            0.29               0.09
                                                                -------         -------            -------
Less dividends and distributions:
Dividends from net investment income........................      (0.02)          (0.01)                --
Distributions from capital gains............................         --              --                 --
                                                                -------         -------            -------
Total distributions.........................................      (0.02)          (0.01)                --
                                                                -------         -------            -------
Net asset value, end of period..............................    $  5.69         $  5.37            $  5.09
                                                                =======         =======            =======
Total return................................................       6.45%           5.70%              1.80%(B)
Net assets end of period (000)..............................    $32,829         $27,997            $   465
Ratio of expenses to average net assets.....................       0.88%           1.05%              1.05%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................       0.88%           1.20%             66.67%(A)
Ratio of net investment income (loss) to average net
  assets....................................................       1.43%           1.21%              0.54%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................       1.43%           1.06%            (65.07)%(A)
Portfolio turnover..........................................         37%             18%                 0%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         INTERNATIONAL GROWTH PORTFOLIO
                                                              -----------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                                2000        1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $   9.29    $   6.74    $  6.18    $  6.05    $  5.39
                                                              --------    --------    -------    -------    -------
Income from investment operations:
Net investment income (loss)................................     (0.01)(C)    0.03(C)    0.06       0.06       0.05
Net realized and unrealized gain (loss) on investments......     (1.57)       2.74       0.84       0.26       0.63
                                                              --------    --------    -------    -------    -------
Total from investment operations............................     (1.58)       2.77       0.90       0.32       0.68
                                                              --------    --------    -------    -------    -------
Less dividends and distributions:
Dividends from net investment income........................     (0.02)      (0.12)     (0.07)     (0.04)        --
Distributions from capital gains............................     (0.75)      (0.10)     (0.27)     (0.15)     (0.02)
                                                              --------    --------    -------    -------    -------
Total distributions.........................................     (0.77)      (0.22)     (0.34)     (0.19)     (0.02)
                                                              --------    --------    -------    -------    -------
Net asset value, end of period..............................  $   6.94    $   9.29    $  6.74    $  6.18    $  6.05
                                                              ========    ========    =======    =======    =======
Total return................................................    (17.21)%     42.12%     14.83%      5.26%     12.65%
Net assets end of period (000)..............................  $100,550    $134,255    $91,794    $78,148    $52,768
Ratio of expenses to average net assets.....................      1.04%       1.01%      1.22%      1.19%      1.38%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................      1.04%       1.01%      1.22%      1.19%      1.38%
Ratio of net investment income (loss) to average net
  assets....................................................     (0.06)%      0.41%      1.04%      1.34%      1.32%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................     (0.06)%      0.41%      1.04%      1.34%      1.32%
Portfolio turnover..........................................        73%        129%        55%        28%        21%

                                                                                      MANAGED PORTFOLIO
                                                              ------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                 2000          1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $    36.30    $    40.56    $    40.78    $    34.31    $    28.06
                                                              ----------    ----------    ----------    ----------    ----------
Income from investment operations:
Net investment income (loss)................................        0.45(C)       0.50(C)       0.71          0.35          0.59
Net realized and unrealized gain (loss) on investments......       (0.23)         2.65          2.53          8.06          5.99
                                                              ----------    ----------    ----------    ----------    ----------
Total from investment operations............................        0.22          3.15          3.24          8.41          6.58
                                                              ----------    ----------    ----------    ----------    ----------
Less dividends and distributions:
Dividends from net investment income........................       (0.75)        (0.79)        (0.43)        (0.55)        (0.06)
Distributions from capital gains............................      (11.58)        (6.62)        (3.03)        (1.39)        (0.27)
                                                              ----------    ----------    ----------    ----------    ----------
Total distributions.........................................      (12.33)        (7.41)        (3.46)        (1.94)        (0.33)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, end of period..............................  $    24.19    $    36.30    $    40.56    $    40.78    $    34.31
                                                              ==========    ==========    ==========    ==========    ==========
Total return................................................        1.46%         9.22%         7.95%        24.50%        23.47%
Net assets end of period (000)..............................  $1,452,864    $2,292,467    $2,739,305    $2,672,932    $1,935,343
Ratio of expenses to average net assets.....................        0.82%         0.76%         0.76%         0.76%         0.74%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................        0.82%         0.76%         0.76%         0.76%         0.74%
Ratio of net investment income (loss) to average net
  assets....................................................        1.44%         1.23%         1.66%         1.14%         2.16%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................        1.44%         1.23%         1.66%         1.14%         2.16%
Portfolio turnover..........................................          19%           90%           46%           32%           29%

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                    BALANCED PORTFOLIO
                                                              -------------------------------
                                                               YEAR ENDED     FOR THE PERIOD
                                                              DECEMBER 31,   7/15/99 THROUGH
                                                                  2000           12/31/99
---------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  5.20           $ 5.00
                                                                -------           ------
Income from investment operations:
Net investment income (loss)................................       0.11(C)          0.04(C)
Net realized and unrealized gain (loss) on investments......      (0.14)            0.16
                                                                -------           ------
Total from investment operations............................      (0.03)            0.20
                                                                -------           ------
Less dividends and distributions:
Dividends from net investment income........................      (0.01)              --
Distributions from capital gains............................      (0.02)              --
                                                                -------           ------
Total distributions.........................................      (0.03)              --
                                                                -------           ------
Net asset value, end of period..............................    $  5.14           $ 5.20
                                                                =======           ======
Total return................................................      (0.49)%           4.00%(B)
Net assets end of period (000)..............................    $17,163           $9,886
Ratio of expenses to average net assets.....................       0.95%            0.95%(A)
Ratio of expenses to average net assets (excluding
  reimbursement)............................................       0.95%            1.89%(A)
Ratio of net investment income (loss) to average net
  assets....................................................       2.18%            1.93%(A)
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................       2.18%            0.99%(A)
Portfolio turnover..........................................         56%              13%

                                                                            HIGH-YIELD BOND PORTFOLIO
                                                              -----------------------------------------------------
                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                               2000        1999        1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $  5.06    $   5.37    $   5.71    $  5.51    $  5.31
                                                              -------    --------    --------    -------    -------
Income from investment operations:
Net investment income (loss)................................     0.46(C)     0.46(C)     0.46       0.51       0.45
Net realized and unrealized gain (loss) on investments......    (0.58)      (0.26)      (0.26)      0.20       0.21
                                                              -------    --------    --------    -------    -------
Total from investment operations............................    (0.12)       0.20        0.20       0.71       0.66
                                                              -------    --------    --------    -------    -------
Less dividends and distributions:
Dividends from net investment income........................    (0.46)      (0.46)      (0.46)     (0.51)     (0.45)
Distributions from capital gains............................       --       (0.05)      (0.08)        --      (0.01)
                                                              -------    --------    --------    -------    -------
Total distributions.........................................    (0.46)      (0.51)      (0.54)     (0.51)     (0.46)
                                                              -------    --------    --------    -------    -------
Net asset value, end of period..............................  $  4.48    $   5.06    $   5.37    $  5.71    $  5.51
                                                              =======    ========    ========    =======    =======
Total return................................................    (2.52)%      3.86%       3.60%     13.38%     12.95%
Net assets end of period (000)..............................  $88,336    $109,816    $101,865    $68,364    $34,411
Ratio of expenses to average net assets.....................     0.75%       0.69%       0.72%      0.77%      0.85%
Ratio of expenses to average net assets (excluding
  reimbursement)............................................     0.75%       0.69%       0.72%      0.77%      0.94%
Ratio of net investment income (loss) to average net
  assets....................................................     9.57%       8.76%       8.19%      8.47%      8.57%
Ratio of net investment income (loss) to average net assets
  (excluding reimbursement).................................     9.57%       8.76%       8.19%      8.47%      8.48%
Portfolio turnover..........................................       54%         97%        109%       175%       175%

---------------
(A) Annualized.
(B) Not Annualized.
(C) Based on average shares outstanding.
(D) Less than $0.01 per share.
(E) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                       See notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2000

1. ORGANIZATION

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value for the following portfolios: Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Managed, Balanced and High-Yield Bond.

     The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Foreign denominated assets held by the International Growth Portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

     Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Written Options -- When a portfolio writes an option, an amount equal to the premium received by the portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the portfolio has realized a gain or loss. The risk associated with writing call options is that the portfolio may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

     Futures Contracts -- Upon entering into such a contract, a portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 2000

payments, known as "variation margin," are recorded by the portfolio as unrealized appreciation or depreciation. When the contract is closed the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. There were no open futures contracts held in any of the portfolios at December 31, 2000.

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. The International Growth Portfolio does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

     Forward Foreign Currency Contracts -- As part of this portfolio's investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The portfolio will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

     Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts on securities are amortized daily for both financial and tax purposes, thus, no effect to the financial statements is expected due to the AICPA issuing a revised Audit and Accounting Guide for Investment Companies which will now require such for fiscal years beginning after December 15, 2000.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

     Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- Except with respect to the High-Yield Bond Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. For the High-Yield Bond Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     Financial Instruments -- As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The portfolio enters into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

     As part of its investment program, the High-Yield Bond Portfolio may enter into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the portfolio attempts to enter into a closing position; (3) the risk that the portfolio will lose amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 2000

3. TRANSACTIONS WITH AFFILIATES

     An investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("ECM"), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each portfolio's average daily net assets as of the close of business each day at the following annual rates: for Equity, Small Company Value, and Managed, 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million, 1.00% for both Small Company Growth and Multi-Cap Growth, 0.85% for International Growth, 0.75% for Growth, Capital Appreciation, Growth and Income, Equity Income and Balanced, and 0.60% for High-Yield Bond.

     ECM has contractually agreed to limit the portfolios' expenses through May 1, 2001, to the following expense ratios: Multi-Cap Growth 1.40%, Small Company Growth -- 1.40%, Small Company Value -- 1.30%, Growth -- 1.15%, Capital Appreciation -- 1.30%, Equity -- 1.15%, Growth and Income -- 1.05%, Equity Income -- 1.05%, International Growth -- 1.55%, Managed -- 1.05%,
Balanced -- 0.95% and High-Yield Bond -- 0.85%.

     ECM is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by MONY Group Inc. MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of December 31, 2000:
Multi-Cap Growth $507,500, Small Company Growth -- $430,000, Growth -- $299,500, Capital Appreciation -- $354,500, Growth and Income -- $310,000, Equity
Income -- $284,500 and Balanced -- $257,000.

     ECM has entered into subadvisory agreements with various investment advisers as Subadvisers for the Trust. A portion of the management fee received by ECM is paid to the respective Subadvisers. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Group Inc., is the Subadviser for the Equity Income Portfolio. For the year ended December 31, 2000, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Portfolio of $84,508 with a related payable balance of $8,010 as of December 31, 2000.

     For the year ended December 31, 2000, the following portfolios paid brokerage commissions to affiliates as follows:

Multi-Cap Growth............................................  $173,200
Small Company Growth........................................     2,274
Small Company Value.........................................   434,608
Growth......................................................    11,897
Capital Appreciation........................................     9,945
Equity......................................................     6,875
Equity Income...............................................       960
Managed.....................................................   480,459
Balanced....................................................       425

4. INVESTMENT TRANSACTIONS

     Purchases and Sales of Investment Securities -- For the year ended December 31, 2000, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                       U.S. GOVERNMENT OBLIGATIONS         STOCKS AND BONDS
                                                       ---------------------------   -----------------------------
                      PORTFOLIO                         PURCHASES        SALES        PURCHASES         SALES
                      ---------                        -----------   -------------   ------------   --------------
Multi-Cap Growth.....................................          --              --    $273,184,973   $  140,678,059
Small Company Growth.................................          --              --      81,151,049       25,492,951
Small Company Value..................................          --              --     158,221,986      263,722,425
Growth...............................................          --              --     255,617,451      145,928,948
Capital Appreciation.................................          --              --     112,492,415       63,335,602
Equity...............................................          --              --     246,985,553      324,006,131
Growth and Income....................................          --              --      78,702,478        7,484,477
Equity Income........................................          --              --      11,096,453        9,823,337
International Growth.................................          --              --      85,030,929       92,304,988
Managed..............................................          --    $109,178,536     308,423,176    1,012,695,118
Balanced.............................................  $1,902,498       1,243,083      11,237,789        5,467,290
High-Yield Bond......................................     996,016         998,438      48,072,060       63,577,284

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 2000

Outstanding forward foreign exchange contracts in the International Growth Portfolio at December 31, 2000 are as follows:

                            PURCHASES                NET UNREALIZED
  SETTLEMENT    ---------------------------------    APPRECIATION/
     DATE          RECEIVE            DELIVER        (DEPRECIATION)
  ----------    --------------    ---------------    --------------
   02/12/01     EUR 18,000,000    USD  15,522,300      $1,413,784
   02/12/01     CHF  9,000,000    USD   5,067,097         511,171
                                                       ----------
                                                       $1,924,955
                                                       ==========
                             SALES
                ---------------------------------
                   RECEIVE           DELIVER
                --------------    ---------------
   02/12/01     USD 16,346,160    EUR  18,000,000        (589,924)
   02/12/01     USD  5,323,396    CHF   9,900,000        (250,872)
   05/02/01     USD  3,966,163    JPY 420,000,000         219,470
                                                       ----------
                                                         (621,326)
                                                       ----------
                                                       $1,303,629
                                                       ==========

     Transactions in call options written for the year ended December 31, 2000, were as follows:

                                                              NUMBER OF    PREMIUMS
GROWTH AND INCOME PORTFOLIO                                   CONTRACTS    RECEIVED
---------------------------                                   ---------    --------
Outstanding call options written at December 31, 1999.......     --              --
Options written.............................................     50        $ 68,038
Options closed..............................................    (30)        (61,098)
                                                              ---------    --------
Outstanding call options written at December 31, 2000.......     20        $  6,940
                                                              =========    ========

5. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 2000, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                    UNREALIZED      UNREALIZED      NET UNREALIZED
PORTFOLIO                                           TAX COST           GAIN            LOSS          GAIN (LOSS)
---------                                        --------------    ------------    -------------    --------------
Multi-Cap Growth...............................  $  147,307,603    $  5,701,749    $ (25,437,837)    $(19,736,088)
Small Company Growth...........................      82,846,689      18,126,499      (18,092,967)          33,532
Small Company Value............................     341,988,598      65,731,824      (58,224,476)       7,507,348
Growth.........................................     291,035,122      37,981,155       (9,010,101)      28,971,054
Capital Appreciation...........................      70,050,740       5,019,716       (1,804,194)       3,215,522
Equity.........................................     501,356,514      82,821,538      (96,198,032)     (13,376,494)
Growth and Income..............................     166,071,389      20,741,583      (15,392,212)       5,349,371
Equity Income..................................      29,888,751       4,357,000       (1,500,866)       2,856,134
International Growth...........................      90,766,497      15,821,421       (8,331,091)       7,490,330
Managed........................................   1,285,106,293     264,475,887     (103,665,268)     160,810,619
Balanced.......................................      16,029,400       1,380,603         (347,450)       1,033,153
High-Yield Bond................................     100,147,220       1,072,926      (14,912,956)     (13,840,030)

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts, losses deferred due to wash sales, foreign currency transactions, investments in passive foreign investment companies.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 2000

     At December 31, 2000 the following portfolios had net capital loss carryforwards for federal tax purposes of:

                                                                BALANCE           EXPIRES
                                                              -----------    -----------------
Multi-Cap Growth............................................  $28,359,571    December 31, 2008
Growth......................................................   27,848,313    December 31, 2008
Capital Appreciation........................................    6,714,243    December 31, 2008
Growth and Income...........................................      153,604    December 31, 2008

Equity Income...............................................      189,023    December 31, 2007
                                                                1,588,374    December 31, 2008
                                                              -----------
                                                              $ 1,777,397
                                                              ===========

Balanced....................................................  $   827,621    December 31, 2008

High-Yield Bond.............................................  $ 3,401,504    December 31, 2007
                                                                4,139,014    December 31, 2008
                                                              -----------
                                                              $ 7,540,518
                                                              ===========

6. BORROWINGS

     The Trust, and another affiliated mutual fund continue to be parties to a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. At December 31, 2000, there were no loans outstanding. Listed below are the portfolios which had outstanding balances at any time during the year ended December 31, 2000:

     A commitment fee, equal to an annual rate of .08% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter.

                                                               MAXIMUM      AVERAGE DAILY      WEIGHTED
                                                                AMOUNT         BALANCE          AVERAGE
                         PORTFOLIO                             BORROWED      OUTSTANDING     INTEREST RATE
                         ---------                            ----------    -------------    -------------
International Growth........................................  $2,177,000       $61,107           7.04%

7. SUBSEQUENT EVENT

     Effective January 1, 2001, Wellington Management Company replaced OpCap Advisors, Inc. as co-subadvisor to the Managed Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Enterprise Accumulation Trust:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Cap Growth, Small Company Growth, Small Company Value, Growth, Capital Appreciation, Equity, Growth and Income, Equity Income, International Growth, Managed, Balanced and High-Yield Bond Portfolios of Enterprise Accumulation Trust (collectively the "Trust") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2001

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 2000

                      FEDERAL TAX INFORMATION (UNAUDITED):

     The capital gains distributions paid to shareholders from each Portfolio were as follows:

Multi-Cap Growth............................................  $         --
Small Company Growth........................................            --
Small Company Value.........................................    62,470,594
Growth......................................................         6,721
Capital Appreciation........................................            --
Equity......................................................   120,049,362
Growth and Income...........................................            --
Equity Income...............................................            --
International Growth........................................     7,914,469
Managed.....................................................   496,302,842
Balanced....................................................            --
High-Yield Bond.............................................            --

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                            Trustee, Chairman, President and
                                                         Chief Executive Officer
Arthur T. Dietz                                          Trustee
Samuel J. Foti                                           Trustee
Arthur Howell                                            Trustee
William A. Mitchell, Jr.                                 Trustee
Lonnie H. Pope                                           Trustee
Michael I. Roth                                          Trustee
Phillip G. Goff                                          Vice President and Chief Financial Officer
Catherine R. McClellan                                   Secretary
Herbert M. Williamson                                    Assistant Secretary and Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.